As filed with the Securities and Exchange Commission on April 29, 1998


                                                     Registration Nos. 333-32101
                                                                        811-8736

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                          POST-EFFECTIVE AMENDMENT NO. 1


                                       TO
                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
        OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                                  ------------

                         THE GUARDIAN SEPARATE ACCOUNT K
                              (Exact Name of Trust)

                                  ------------

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                               (Name of Depositor)

                 201 Park Avenue South, New York, New York 10003
                (Complete Address of Principal Executive Offices)

                                  ------------

                          RICHARD T. POTTER, JR., ESQ.
                 The Guardian Insurance & Annuity Company, Inc.
                              201 Park Avenue South
                            New York, New York 10003
                     (Name and address of agent for service)

                                    Copy to:
                              STEPHEN E. ROTH, ESQ.
                          Sutherland, Asbill & Brennan
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004

                                  ------------

It is proposed that this filing will become effective (check appropriate box):

     |_| immediately upon filing pursuant to paragraph (b), or


     |X| on May 1, 1998 pursuant to paragraph (b)


     |_| 60 days after filing pursuant to paragraph (a)(i), or |_| on (date) pursuant to paragraph (a)(i) of Rule 485

  If appropriate, check the following box:

     |_| this post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

                                  ------------


The Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required by such rule for the Registrant's most recent fiscal year was filed on March 26, 1998.


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                CROSS REFERENCE TO ITEMS REQUIRED BY FORM N-8B-2

N-8B-2 Item                         Heading in Prospectus
-----------                         ---------------------
1,2,3,51(a).....................    Cover Page; Summary
4...............................    Distribution of the Policy and Other
                                    Contractual Arrangements
5...............................    Summary
6(a)............................    The Separate Account
6(b)............................    The Separate Account
7...............................    Not Applicable
8...............................    Financial Statements
9...............................    Legal Proceedings
10(a),(b).......................    Partial Withdrawals; Right to Cancel;
                                    Surrender
10(d)...........................    Fixed Benefit Life Insurance During the
                                    First 24 Months; Transfers; Transfers from
                                    the Fixed-Rate Option; Dollar Cost Averaging
                                    Transfer Option; Reducing the Face Amount
10(e)...........................    Default; Grace Period; Reinstatement
10(f)...........................    Voting Rights
10(g),(h).......................    Rights Reserved by GIAC
10(i),44(a),51(g)...............    Premiums; Policy Values and Benefits; Policy
                                    Proceeds
11..............................    The Variable Investment Options
12..............................    The Variable Investment Options
13(a),(b),(c),51(g).............    Deductions from Policy Premiums and
                                    Unscheduled Payments; Deductions from the
                                    Mutual Funds
13(d),(g).......................    Not Applicable
13(e),(f).......................    Monthly Deductions from the Policy Account
                                    Value; Transaction Deductions from Policy
                                    Account Value; Deductions from the Separate
                                    Account; Distribution of the Policy and
                                    Other Contractual Arrangements
14..............................    Insureds
15..............................    Allocation of Net Premiums; Crediting
                                    Payments
16..............................    Allocation of Net Premiums; Transfers;
                                    Dollar Cost Averaging Transfer Option;
                                    Policy Loans
17..............................    Surrender; Partial Withdrawals; Right to
                                    Cancel; Policy Proceeds
18..............................    The Variable Investment Options
19..............................    Communications from GIAC
20..............................    Not Applicable
21(a),(b).......................    Policy Loans; Automatic Premium Loan; Policy
                                    Proceeds
21(c),22,23.....................    Not Applicable
24..............................    Policy Value Options; Payment Options;
                                    Limits to GIAC's Right to Challenge a
                                    Policy; Other Information
25,27,29,48.....................    Summary
26..............................    Not Applicable
28..............................    GIAC's Management
30,31,32,33,34,35,36,37.........    Not Applicable
38,39,41(a).....................    Distribution of the Policy and Other
                                    Contractual Arrangements
40..............................    The Funds' Investment Advisers
41(b),(c),42,43.................    Not Applicable
44(a)...........................    Premiums; Policy Values and Benefits
44(b)...........................    Exhibits
44(c)...........................    Premiums
45..............................    Not Applicable
46(a),47........................    Amounts in the Separate Account; Net
                                    Investment Factor; Policy Proceeds
46(b)...........................    Not Applicable
49,50...........................    Not Applicable
51(b)...........................    Cover Page
51(c),(d).......................    Death Benefit Options; Charge for the Cost
                                    of Insurance; Mortality and Expense Risk
                                    Charge
51(e),(f).......................    Policyowner and Beneficiary
51(h),(i),(j)...................    Not Applicable
52(a),(c).......................    Rights Reserved by GIAC
52(b),(d).......................    Not Applicable
53(a)...........................    GIAC's Taxes
53(b),54,55,56,57,58............    Not Applicable
59..............................    Financial Statements

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                                PARK AVENUE LIFE
                      Variable Whole Life Insurance Policy
                        With Modified Scheduled Premiums
                          Prospectus Dated May 1, 1998


Park Avenue Life is a variable whole life insurance policy with modified scheduled premiums. The policy is issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"), a wholly owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life"). The policy provides guaranteed insurance coverage until the Policy Anniversary nearest the insured's 100th birthday, that at least equals the Face Amount if Policy Premiums are paid when due or skipped under the Premium Skip Option, no partial withdrawals are made and there is no Policy Debt. Park Avenue Life also provides the opportunity to increase the amount of insurance coverage and other policy benefits if investment results are sufficiently favorable.

The policy provides for the payment of Policy Premiums during the insured's lifetime, or until the Policy Anniversary nearest the insured's 100th birthday. Under certain circumstances, Policy Premium payments may be skipped. When Policy Premium payments are skipped, Net Premiums are not added to the Policy Account Value, and charges continue to be deducted under the policy.

A policyowner may allocate Net Premiums and transfer all or portions of the Unloaned Policy Account Value among the Variable Investment Options and a Fixed-Rate Option. Special limits apply to transfers out of the Fixed-Rate Option. The Variable Investment Options provide variable market returns and are offered through the investment divisions of The Guardian Separate Account K (the "Separate Account"). The Fixed-Rate Option provides a guaranteed return of at least 4% annually. The Policy Account Value increases or decreases with, among other things, the investment experience and/or credited interest provided by the Variable Investment Options and the Fixed-Rate Option, as selected by the policyowner. A policyowner bears the investment risk for amounts held in the Variable Investment Options.

Within limits, a policyowner may draw upon the Policy Account Value through policy loans or partial withdrawals. A policyowner may also surrender the policy for its Net Cash Surrender Value, but then all insurance coverage will end. Surrender charges will be assessed during the first 12 policy years if the policy lapses or is surrendered, or if the Face Amount is reduced. The Face Amount can be reduced by request or as a result of a partial withdrawal. GIAC also assesses a separate administrative processing charge in connection with each partial withdrawal.

Regardless of a policy's investment experience, until the Policy Anniversary nearest the insured's 100th birthday, it will not lapse and the death proceeds will at least equal the Face Amount set forth in the policy if Policy Premiums are paid when due or skipped under the Premium Skip Option, no partial withdrawals are made and there is no Policy Debt. Upon policy lapse, a policyowner may continue life insurance coverage for a limited period or in a reduced amount by electing a policy value option. Also, a policyowner may be able to reinstate a policy that has not been surrendered for cash for up to five years after lapse.

Upon the insured's death, GIAC will pay the policy's death proceeds to the beneficiary(ies). Two death benefit options are offered. Option 1 provides a death benefit that at least equals the Face Amount of the policy when the insured dies. Option 2 provides a variable death benefit that will be greater than the Face Amount when the Policy Account Value exceeds the policy's Benchmark Value, but that will never be less than the Face Amount when the insured dies. Under either option, a higher death benefit may apply to satisfy federal income tax law requirements or if the policy's "variable insurance amount" exceeds certain levels. Also, under either option, after the Policy Anniversary nearest the insured's 100th birthday, the death benefit is equal to the Policy Account Value.

Variable life insurance is not a short term investment. A prospective purchaser should evaluate the need for life insurance and the policy's long term investment potential before buying a policy. In addition, it may not be advantageous to replace existing life insurance coverage by purchasing a Park Avenue Life policy, particularly if the decision to replace existing coverage is based solely on a comparison of policy illustrations. For federal income tax purposes, this policy may be treated as a modified endowment contract under circumstances described in this prospectus. The policy may be examined and returned for a full refund for a limited period after the initial Policy Premium payment has been paid.


This prospectus sets forth information that a prospective purchaser should know about Park Avenue Life before investing, and should be retained for future reference. This prospectus is not valid unless it is accompanied by the current prospectuses for The Guardian Stock Fund, Inc., The Guardian Small Cap Stock Fund, The Guardian Bond Fund, Inc., The Guardian Cash Fund, Inc., Baillie Gifford International Fund, Baillie Gifford Emerging Markets Fund, Value Line Centurion Fund, Inc., Value Line Strategic Asset Management Trust, Gabelli Capital Asset Fund, MFS Emerging Growth Series, MFS Total Return Series, MFS Growth With Income Series, MFS Bond Series, American Century VP Value Fund, American Century VP International Fund, AIM V.I. Value Fund, AIM V.I. Capital Appreciation Fund, Fidelity VIP III* Growth Opportunities Portfolio, Fidelity VIP* Equity-Income Portfolio, Fidelity VIP* High Income Portfolio, and Fidelity VIP II* Index 500 Portfolio.

*VIP, VIP II, and VIP III, as used throughout this prospectus, refer to Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III, respectively.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                                TABLE OF CONTENTS

DEFINITIONS ................................................................   4

SUMMARY ....................................................................   6

PARK AVENUE LIFE POLICY DIAGRAM ............................................  11

THE PARK AVENUE LIFE POLICY ................................................  12

      Insureds .............................................................  12
      Premiums .............................................................  12
            Policy Premiums ................................................  12
            Basic Scheduled Premiums .......................................  12
            Unscheduled Payments ...........................................  13
            Premium Skip Option ............................................  13
            Automatic Premium Loan .........................................  14
            Allocation of Net Premiums .....................................  15
            Crediting Payments .............................................  15
            Backdating .....................................................  15
            Default ........................................................  15
            Grace Period ...................................................  16
            Reinstatement ..................................................  16

      Deductions and Charges ...............................................  16
            Deductions From Policy Premiums and Unscheduled Payments .......  16
            Monthly Deductions From the Policy  Account Value ..............  17
            Transaction Deductions From the Policy  Account Value ..........  18
            Deductions From the Separate Account ...........................  19
            Deductions From the Mutual Funds ...............................  19


      Policy Values and Benefits ...........................................  20
            Death Benefit Options ..........................................  20
            Policy Values ..................................................  21
            Amounts In the Separate Account ................................  22
            Net Investment Factor ..........................................  22

      Other Policy Features ................................................  22
            Policy Loans ...................................................  22
            Reducing the Face Amount .......................................  23
            Partial Withdrawals ............................................  24
            Surrender ......................................................  24
            Transfers ......................................................  25
            Transfers From the Fixed-Rate Option ...........................  25
            Dollar Cost Averaging Transfer Option ..........................  25
            Policy Proceeds ................................................  26
            Policy Value Options ...........................................  26
            Fixed-Benefit Insurance During the First 24 Months .............  27
            Payment Options ................................................  28

      Tax Effects ..........................................................  28
            Treatment of Policy Proceeds ...................................  28
            Exchanges ......................................................  30
            Diversification ................................................  30
            Policy Changes .................................................  30
            Tax Changes ....................................................  30
            Estate and Generation Skipping Transfer Taxes ..................  31
            Legal Considerations for Employers .............................  31
            Other Tax Consequences .........................................  31
            GIAC's Taxes ...................................................  31
            Income Tax Withholding .........................................  31

THE VARIABLE INVESTMENT OPTIONS ............................................  32
      The Separate Account .................................................  32
      The Funds ............................................................  32
            Investment Objectives and Policies of the Funds ................  32
            Investment Performance of the Funds ............................  33
      The Funds' Investment Advisers .......................................  34
            Guardian Investor Services Corporation .........................  34
            Guardian Baillie Gifford Limited ...............................  34
            Baillie Gifford Overseas Limited ...............................  34
            Value Line, Inc. ...............................................  34
            Gabelli Funds, Inc. ............................................  34
            Massachusetts Financial Services Company .......................  34
            American Century Investment Management, Inc. ...................  34
            A I M  Advisors, Inc. ..........................................  34
            Fidelity Management & Research Company .........................  35

THE FIXED-RATE OPTION ......................................................  36
      General Information ..................................................  36
      Amounts In the Fixed-Rate Option .....................................  36

VOTING RIGHTS ..............................................................  37

DISTRIBUTION OF THE POLICY AND OTHER CONTRACTUAL ARRANGEMENTS ..............  38

LIMITS TO GIAC'S RIGHT TO CHALLENGE A POLICY ...............................  39
      Incontestability .....................................................  39
      Misstatement of Age or Sex ...........................................  39
      Suicide Exclusion ....................................................  39

GIAC'S MANAGEMENT ..........................................................  40

OTHER INFORMATION ..........................................................  43
      Rights Reserved by GIAC ..............................................  43
      Right to Cancel ......................................................  43
      Policyowner and Beneficiary ..........................................  43
      Assignment ...........................................................  44
      Communications From GIAC .............................................  44
      Communications With GIAC .............................................  44
      Special Provisions For Group or Sponsored Arrangements ...............  44
      Advertising Practices ................................................  44
      Legal Proceedings ....................................................  45
      Legal Matters ........................................................  45
      Year 2000 ............................................................  45
      Registration Statement ...............................................  45
      Financial and Actuarial Experts ......................................  45

FINANCIAL STATEMENTS OF THE GUARDIAN SEPARATE ACCOUNT K ....................  46

STATUTORY BASIS FINANCIAL STATEMENTS OF THE GUARDIAN INSURANCE &
  ANNUITY COMPANY, INC. ....................................................  55

APPENDIX A: POLICY ILLUSTRATIONS ........................................... A-1

APPENDIX B: LONG TERM MARKET TRENDS ........................................ B-1

APPENDIX C: USES OF LIFE INSURANCE ......................................... C-1

APPENDIX D: ADDITIONAL BENEFITS BY RIDER ................................... D-1

APPENDIX E: VARIABLE WHOLE LIFE INSURANCE WITH MODIFIED
      SCHEDULED PREMIUMS - FIRST YEAR SURRENDER CHARGE RATES PER $1000 ..... E-1


THE PARK AVENUE LIFE POLICY MAY NOT BE AVAILABLE IN ALL STATES OR JURISDICTIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. GIAC DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY GIAC.

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                                   DEFINITIONS

Important terms used in this prospectus are defined below. Defined terms appear in this prospectus with initial upper case letters.

Age: The insured's age on his or her birthday nearest the Policy Date.

Attained Age: The insured's Age plus the number of policy years completed since the Policy Date.

Basic Scheduled Premium: The premium amount set forth in a policy which must be paid to obtain the benefits provided by the policy exclusive of additional benefit riders. Rating charges may be added to the Basic Scheduled Premium when the insured does not satisfy GIAC's underwriting requirements for standard insurance.

Benchmark Value: A hypothetical account value that GIAC compares to the actual Policy Account Value or Cash Surrender Value to determine whether and to what extent certain policy privileges can be exercised, and to redetermine the Basic Scheduled Premium in policy years after the Guaranteed Premium Period. A Benchmark Value for each Policy Anniversary is set forth in the policy.

After the Guaranteed Premium Period, the Benchmark Value is equal to the greater of (1) the Tabular Account Value plus the product of 0.955 and the difference between the maximum Basic Scheduled Premium and the Basic Scheduled Premium payable during the Guaranteed Premium Period for the current Face Amount and (2) the amount which, along with the payment, when due, of Basic Scheduled Premiums for the current Face Amount through the Policy Anniversary nearest the insured's 100th birthday, would cause the Policy Account Value to at least equal the Face Amount on the Policy Anniversary nearest the insured's 100th birthday if, assuming a $100,000 Face Amount and premiums paid monthly, (i) the policyowner paid all such Basic Scheduled Premiums, (ii) no Unscheduled Payments were made and no loans or withdrawals were taken, (iii) the policy's current cost of insurance charges and maximum other charges and deductions were assessed and
(iv) the Policy Account Value earned a 4% annual net return throughout the life of the policy.

During the Guaranteed Premium Period, the Benchmark Value is the greater of (1) the Tabular Account Value and (2) the amount which, along with payment, when due, of Basic Scheduled Premiums through the Guaranteed Premium Period, would cause the Policy Account Value to at least equal the Benchmark Value at the end of the Guaranteed Premium Period if, assuming a $250,000 Face Amount and premiums paid annually,: (i) the policy's current cost of insurance charges are assessed and (ii) the Policy Account Value earned a 6.59% annual gross return throughout the Guaranteed Premium Period. The Benchmark Value on any day during a policy year is based on the Benchmark Values for the immediately preceding and immediately succeeding Policy Anniversaries, adjusted for the number of days to such Anniversaries from the given day. GIAC does not guarantee that the Policy Account Value will equal or exceed the Benchmark Values set forth in a policy.

Business Day: Each date on which the New York Stock Exchange or its successor is open for trading and GIAC is open for business. GIAC's close of business is 4:00 p.m. New York City time.

Cash Surrender Value: The Policy Account Value minus any surrender charges.

Executive Office: GIAC's office at 201 Park Avenue South, Mail Station 215-B, New York, New York 10003.

Face Amount or Guaranteed Insurance Amount: The guaranteed minimum amount of death proceeds provided by a Park Avenue Life policy until the Policy Anniversary nearest the insured's 100th birthday if Policy Premiums are paid when due, or skipped under the Premium Skip Option, no partial withdrawals are made and there is no Policy Debt. The Guaranteed Insurance amount is set forth in the policy. The minimum initial Face Amount for a policy is currently $100,000.

Fixed-Rate Option: The allocation option which provides a guaranteed rate of return.

Guaranteed Premium Period: The period during which the Basic Scheduled Premium specified in a policy is payable and guaranteed to remain level. The Guaranteed Premium Period begins on the Policy Date and ends on the later of the Policy Anniversary nearest the insured's 70th birthday or the 10th Policy Anniversary. If the Face Amount is reduced during the Guaranteed Premium Period, the amount of the level Basic Scheduled Premium to be paid through the remainder of the Guaranteed Premium Period will be reduced.

Internal Revenue Code: The Internal Revenue Code of 1986, as amended, and its related rules and regulations.

Issue Date: The date the policy is issued at the Executive Office.

Loan Collateral Account: An account within GIAC's general account to which values from the Variable Investment Options and the Fixed-Rate Option are transferred when the policyowner takes a policy loan.

Monthly Date: The same date of each calendar month as the Policy Date, or the last date of a calendar month, if earlier.

Monthly Deductions: Deductions from the Policy Account Value attributable to the Variable Investment Options and the Fixed-Rate Option which are processed on each Monthly Date to pay the policy charge,

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administration charge, cost of insurance charge and guaranteed insurance amount charge.

Net Amount at Risk: The amount of death benefit provided under the death benefit option then in force minus the Policy Account Value.

Net Cash Surrender Value: The amount payable upon the surrender of a policy. The Net Cash Surrender Value on any date is the Cash Surrender Value as reduced by any Policy Debt and increased by any amounts already paid as Policy Premium Assessments for periods beyond the next Monthly Date.

Net Premium: The portion of a Basic Scheduled Premium or an Unscheduled Payment which is allocated among the Variable Investment Options and the Fixed-Rate Option according to instructions provided by the policyowner.

Policy Account Value: The sum of the values attributable to a policy which are allocated to the Variable Investment Options, the Fixed-Rate Option and the Loan Collateral Account.

Policy Anniversary: The annual anniversary measured from the Policy Date.

Policy Date: The date set forth in the policy that is used to measure policy months and policy years. Policy Anniversaries and Monthly Dates are measured from the Policy Date.

Policy Debt: All outstanding and unpaid policy loans plus accrued and unpaid loan interest.

Policy Premium: The amount payable for coverage provided under the entire contract, including any additional benefit riders elected by the policyowner. A Policy Premium equals the Basic Scheduled Premium plus any applicable Policy Premium Assessments.

Policy Premium Assessments: (1) Rating charges which are added to the Basic Scheduled Premium when the insured does not satisfy GIAC's underwriting requirements for standard insurance; and/or (2) premiums payable for any additional benefits provided by riders to a policy.

Policy Review Date: The Monthly Date prior to the beginning of a given policy year.

Premium Charge: A charge deducted from Basic Scheduled Premiums and Unscheduled Payments at a rate of 7.5% per payment until an amount equal to 12 Basic Scheduled Premiums payable during the Guaranteed Premium Period for the current Face Amount has been paid, and thereafter at a rate of 4.5% per payment.

Tabular Account Value: A hypothetical account value that GIAC compares to the actual Policy Account Value to redetermine the Basic Scheduled Premium in policy years after the Guaranteed Premium Period, and uses to calculate Benchmark Values. The Tabular Account Value is equal to the hypothetical account value that would result if, assuming a policy with a Face Amount of $100,000 and premiums paid monthly, (i) a policyowner paid the Basic Scheduled Premium during the Guaranteed Premium Period and the maximum Basic Scheduled Premium thereafter, (ii) GIAC assessed guaranteed charges beginning on the Policy Date and (iii) the Policy Account Value earned a 4% annual net return throughout the life of the policy. The Tabular Account Value on any day during a policy year is based on the Tabular Account Values for the immediately preceding and immediately succeeding Policy Anniversaries, adjusted for the number of days to such anniversaries from the given day. GIAC does not guarantee that the Policy Account Value will equal or exceed the Tabular Account Values set forth in a policy.

Unloaned Policy Account Value: The Policy Account Value minus any Policy Debt.

Unscheduled Payments: Payments made in addition to the Policy Premium payable for each policy year.

Variable Investment Options: The investment divisions of the Separate Account which correspond to the mutual funds in which the Separate Account invests.

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                                    SUMMARY

The following summary is qualified in its entirety by: (1) the terms of the Park Avenue Life policy issued to the policyowner, exclusive of any riders; (2) the more detailed information appearing elsewhere in this prospectus; and (3) the accompanying prospectuses for the mutual funds in which the Separate Account invests.

How does variable life insurance differ from conventional, fixed-benefit whole life insurance?

Like conventional, fixed-benefit whole life insurance, variable life insurance provides two important benefits: (1) an income tax-free death benefit and (2) a cash value that can grow tax-deferred. What sets variable life insurance apart from conventional whole life insurance is that the owner of a variable life insurance policy can direct premiums and cash values to investment options that provide variable, rather than fixed, returns. If investment results are sufficiently favorable, the policyowner can experience an increase in a variable life insurance policy's cash value and, in certain cases, the amount of the death benefit. However, the variable life insurance policyowner also bears the risk of investment losses and no cash value is guaranteed. In contrast, a conventional whole life insurance policy generally provides cash values that are fixed and guaranteed by the issuing insurance company when the policy is issued.

How does Park Avenue Life differ from universal life insurance policies?

A universal life insurance policy typically allows the policyowner to select and change the death benefit option that applies to his or her policy, increase or decrease the face amount of insurance provided by the policy, and choose the amount and frequency of premium payments with reference to "target premiums." This flexibility permits a policyowner to provide for changing insurance needs within a single policy. However, there are risks that a universal life insurance policy will lapse without cash value, because even the recommended target premiums may be insufficient to support the policy's face amount and other benefits when investment experience is unfavorable. This risk increases if the policyowner chooses not to pay the target premiums according to the recommended schedule.

Park Avenue Life offers many of the features available under universal life insurance policies. Policyowners may select and, within limits, change the death benefit option, reduce the Face Amount, make Unscheduled Payments or skip annual Policy Premiums. However, unlike universal life insurance policies, Park Avenue Life is guaranteed by GIAC to remain in force, regardless of investment performance, until the Policy Anniversary nearest the insured's 100th birthday, if required Policy Premiums are paid when due, or skipped under the Premium Skip Option, and Policy Debt does not exceed the Cash Surrender Value. See "Premiums" and "Policy Loans."

Who issues Park Avenue Life?


The policy is issued through the Separate Account by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). GIAC is wholly owned by The Guardian Life Insurance Company of America ("Guardian Life"). GIAC is a Delaware stock insurance company. It was organized in 1970 and is licensed to sell life insurance and annuities in all 50 states of the United States and the District of Columbia. As of December 31, 1997, GIAC had total assets (statutory basis) in excess of $7.0 billion. Guardian Life is a New York mutual insurance company. Guardian Life and the Executive Offices of GIAC are located at 201 Park Avenue South, New York, New York 10003. Written communications about Park Avenue Life should be directed to Mail Station 215-B at that address.


As of the date of this prospectus, GIAC and its parent, Guardian Life, have consistently received exemplary ratings from Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff & Phelps and A.M. Best. These ratings may change at any time, and only reflect GIAC's ability to satisfy its insurance-related obligations and meet its guarantee of the policy's Fixed-Rate Option. These ratings do not apply to Park Avenue Life's Variable Investment Options, which are subject to the risks of investing in securities. Guardian Life is not the issuer of Park Avenue Life policies and does not guarantee the benefits provided therein.

Who can buy a Park Avenue Life Policy?

GIAC will issue a policy to a purchaser who resides in a state or jurisdiction where the policy may be offered to insure the life of anyone Age 80 or under (Age 70 and under on and after May 1, 1998) who meets GIAC's underwriting requirements. Owners of certain fixed-benefit life insurance policies issued by GIAC or its parent, Guardian Life, may be able to purchase Park Avenue Life (i) without evidence of insurability, by exchanging their present policies, or (ii) without evidence of insurability, or with simplified underwriting, by exercising applicable riders to their fixed-benefit life insurance policies. Policyowners of convertible term policies and whole life policies with convertible term riders who elect to convert to a Park Avenue Life Policy may receive a credit upon conversion in an amount up to one Basic Scheduled Premium. Interested policyowners should consult their legal and tax advisers about the consequences of exchanging their existing policies for a Park Avenue Life policy. See "Deductions and Charges," "Tax Effects," and "Special Provisions For Group Or Sponsored Arrangements."

How are premiums set and when are they due?

The policy specifies a Basic Scheduled Premium that is

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payable each policy year for life insurance coverage. The amount of a Basic Scheduled Premium depends on: (1) the Face Amount of insurance; and (2) the insured's Age, sex (unless unisex rates are required by law) and premium class.

The Basic Scheduled Premium remains level during the Guaranteed Premium Period, though it will be reduced to a lower level amount if the policy's Face Amount is reduced. After the Guaranteed Premium Period, GIAC will annually review the Basic Scheduled Premium to determine if the amount payable for a policy year should be changed. If changed, the Basic Scheduled Premium will never be greater than the maximum Basic Scheduled Premium set forth in the policy. Nor will it be lower than the Basic Scheduled Premium set forth in the policy for the Guaranteed Premium Period, unless the Face Amount is reduced.

If the insured does not satisfy GIAC's underwriting requirements for standard insurance, rating charges are added to the Basic Scheduled Premium. If the policyowner acquires additional insurance benefits by purchasing one or more of the available riders to the policy, rider premiums are also added to the Basic Scheduled Premium to set the "Policy Premium" amount. Rating charges and rider premiums are collectively called "Policy Premium Assessments." Policy Premium Assessment amounts are not allocated to the Variable Investment Options or the Fixed-Rate Option under the policy.

After the first Policy Premium has been paid, all Policy Premiums are payable annually, though they may, at the policyowner's request, be paid semi-annually, quarterly, monthly pursuant to a pre-authorized payment plan, or at another frequency that is agreeable to GIAC. Unscheduled Payments are permitted within limits. See "Premiums."

After the first policy year and under the circumstances described under "Premium Skip Option," a policyowner who has elected this privilege may "skip" paying one or more annual Policy Premiums without causing the policy to lapse or reducing its Face Amount. Policyowners may also elect to pay Policy Premiums by using Park Avenue Life's Automatic Premium Loan feature. Although exercise of the Premium Skip Option will not cause a policy lapse or loss of the Guaranteed Death Benefit, skipping Policy Premiums or paying them through Automatic Premium Loans can have a permanent and possibly adverse effect on the Policy Account Value.

What charges are assessed in connection with the policy?

All of the charges, fees and deductions that a policyowner may pay directly or indirectly under a Park Avenue Life policy are summarized below and described more fully under "Deductions and Charges."

Deductions From Policy Premiums and Unscheduled Payments

Policy Premium Assessments

These are the rating charges and rider premiums described under "Premiums." Policy Premium Assessments are added to the Basic Scheduled Premium to set the Policy Premium to be paid for insurance coverage under the policy and any additional benefit rider(s).

Premium Charge

A charge of 7.5% is deducted from each Basic Scheduled Premium and Unscheduled Payment paid under a policy (the "Premium Charge"). This charge covers premium taxes, a portion of GIAC's federal income tax burden, and a premium sales charge. The Premium Charge will be reduced to 4.5% after an amount equal to 12 Basic Scheduled Premiums payable during the Guaranteed Premium Period for the current Face Amount has been paid under a policy through either Basic Scheduled Premiums or Unscheduled Payments.

Handling Fee

GIAC reserves the right to charge a maximum handling fee of $2.00 for each Unscheduled Payment it receives. If charged, this fee would be deducted from each Unscheduled Payment before the Premium Charge is calculated. GIAC does not impose this fee now.

Deductions From the Policy Account Value

Charges which are deducted from the Policy Account Value as of the Policy Date and on each Monthly Date are called "Monthly Deductions." Amounts that are deducted from the Policy Account Value if certain events occur are called "Transaction Deductions." Monthly Deductions end on the Policy Anniversary nearest the insured's 100th birthday.

Monthly Deductions:

Policy Charge

For the first three policy years, this charge is $10 per month. Thereafter, this charge is currently $4 per month, and is guaranteed never to exceed $8 per month.

Administration Charge

For the first 12 policy years, this level charge per $1,000 of Face Amount is based on the insured's Age. The highest possible administration charge during this period is $0.04 per $1,000 of Face Amount. After the 12th policy year, the monthly administration charge is $0.015 per $1,000 of Face Amount.

Guaranteed Insurance Amount Charge

This level charge is $0.01 per $1,000 of Face Amount for all policies.

Charge For The Cost Of Insurance

This charge is based upon GIAC's current cost of insurance rates for the insured's Attained Age, sex and premium class. The maximum cost of insurance rates that GIAC may charge per $1,000 of Net Amount at Risk are set forth in the policy.

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Transaction Deductions:

Surrender Charge

During the first 12 policy years, GIAC assesses a surrender charge when the policy lapses or is surrendered, or if the Face Amount is reduced by request or as the result of a partial withdrawal. The amount of the surrender charge depends upon the policy year in which the event occurs and declines each policy year. The surrender charge is a flat charge per $1000 of Face Amount beginning in policy year 1 and declining proportionally on an annual basis to $0 in policy year 13. The charge per $1000 varies by issue age, sex and underwriting class. The applicable surrender charge is set forth in the policy. See "Surrender" and "Deductions and Charges."

Partial Withdrawal Charge

GIAC charges an administrative fee equal to the lesser of $25 or 2% of the requested partial withdrawal amount in connection with each partial withdrawal. The partial withdrawal charge is payable in addition to any surrender charges that may apply. See above.

Premium Skip Option Deduction

GIAC deducts amounts needed to pay any Policy Premium Assessments if a policyowner exercises Park Avenue Life's Premium Skip Option.

Transfer Charge

GIAC reserves the right to charge $25 for each transfer after the twelfth transfer in a policy year. GIAC does not impose this charge now.

Deductions From the Separate Account

Mortality And Expense Risk Charge

GIAC currently assesses a daily charge at an annual rate of 0.60% of the Separate Account's assets for the mortality and expense risks it assumes for Park Avenue Life policies. This charge is guaranteed never to exceed an annual rate of 0.90% of the Separate Account's assets.

Income Tax Charge

GIAC has reserved the right to charge the Separate Account to cover its federal, state or local income taxes that are attributable to the Separate Account or the policies. GIAC does not impose this charge now.

Deductions From the Mutual Funds

Advisory Fees And Operational Expenses

Charges for investment advisory fees and operational expenses are deducted daily from the assets of the mutual funds in which the Separate Account invests. As a result, policyowners bear these fees and expenses indirectly. These fees and expenses are described in more detail in the prospectuses for the mutual funds that accompany this prospectus.

What is the difference between "guaranteed or maximum charges" and "current charges"?

Certain charges made under a policy (for example, the cost of insurance charge) can increase under certain circumstances. A guaranteed or maximum charge is the highest amount that GIAC is entitled to charge for a particular item. A current charge is the lower amount that GIAC is now charging for the same item. Generally, GIAC intends to assess current charges for the indefinite future. However, GIAC reserves the right to increase each current charge up to the guaranteed charge when permissible under the policy. GIAC will provide notice of any such increases if required by law. See "Deductions and Charges."

What Variable Investment Options are offered under Park Avenue Life?


Park Avenue Life offers Variable Investment Options that provide variable returns. The Variable Investment Options are provided through the Separate Account, which is a separate investment account of GIAC. Each Separate Account investment division invests solely in the shares of a corresponding mutual fund or series of a mutual fund. The Variable Investment Options currently available are: The Guardian Stock Fund, The Guardian Small Cap Stock Fund, The Guardian Bond Fund, The Guardian Cash Fund, Baillie Gifford International Fund, Baillie Gifford Emerging Markets Fund, Value Line Centurion Fund, Value Line Strategic Asset Management Trust, Gabelli Capital Asset Fund, MFS Emerging Growth Series, MFS Total Return Series, MFS Growth With Income Series, MFS Bond Series, American Century VP Value Fund, American Century VP International Fund, AIM V.I. Value Fund, AIM V.I. Capital Appreciation Fund, Fidelity VIP III* Growth Opportunities Portfolio, Fidelity VIP* Equity-Income Portfolio, Fidelity VIP* High Income Portfolio, and Fidelity VIP II* Index 500 Portfolio. There is no minimum guaranteed Policy Account Value for amounts held in the Variable Investment Options.

Prospectuses for the mutual funds, which describe their respective investment objectives, risks, and all of their fees and expenses, accompany this prospectus. Those prospectuses should be read carefully before Policy Account Values are allocated or transferred to or from the Variable Investment Options. Summary information about the investment objectives of these mutual funds and the risks and potential rewards of investing in securities appears in "The Variable Investment Options" and Appendix B. The Separate Account and the mutual funds are registered with the Securities and Exchange Commission ("SEC") as investment companies under the Investment Company Act of 1940 (the "1940 Act").


What is the Fixed-Rate Option?

The Fixed-Rate Option is another allocation choice offered under Park Avenue Life. Amounts allocated or transferred to the Fixed-Rate Option are credited with a fixed rate of interest that is guaranteed from the date of allocation or transfer until the next succeeding Policy Anniversary. On

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each Policy Anniversary, the entire Policy Account Value that is then attributable to the Fixed-Rate Option (including earned interest) is aggregated to be credited with the interest rate in effect on that Policy Anniversary. Such rate will remain in effect for these monies until the next Policy Anniversary. The minimum guaranteed annual interest rate provided by the Fixed-Rate Option is 4%. Amounts attributable to the Fixed-Rate Option are held in GIAC's general account. See "The Fixed-Rate Option."

Is it possible to change how the Policy Account Value is invested under a Park Avenue Life policy?

Yes. Presently, a policyowner may transfer all or part of the Unloaned Policy Account Value among the Variable Investment Options and into the Fixed-Rate Option at any time without charge. Currently, the maximum number of options in which the Policy Account Value may be invested is 7. In addition, special limits apply to transfers out of the Fixed-Rate Option. See "Transfers From The Fixed-Rate Option."

What insurance benefits are available under a Park Avenue Life policy?

A prospective policyowner can obtain death benefits and optional rider benefits through a Park Avenue Life policy.

Death Benefits

GIAC will pay a policy's death proceeds to the beneficiary upon its receipt of due proof that the insured died while the policy was in force. The policy provides two death benefit options both of which provide insurance coverage until the Policy Anniversary nearest the insured's 100th birthday:

      Option 1 provides a death benefit that at least equals the policy's Face Amount when the insured dies; and

      Option 2 provides a variable death benefit that is greater than the Face Amount when the Policy Account Value exceeds the policy's Benchmark Value, but which will never be less than the Face Amount when the insured dies.

After the Policy Anniversary nearest the insured's 100th birthday, the death benefit is equal to the Policy Account Value.

A higher death benefit may apply under either option to satisfy federal income tax law requirements or if the policy's variable insurance amount exceeds certain levels. The policy's variable insurance amount is described under "Death Benefit Options."

After the first Policy Anniversary, the policyowner can change death benefit options once each policy year if the insured is then living. Evidence of insurability is required when the requested change is from Option 1 to Option 2. See "Death Benefit Options."

Rider Benefits


Additional benefits can be provided by riders to the policy, subject to GIAC's underwriting and issuance standards. The following additional benefit riders are currently available, though perhaps not in every state: Waiver of Premium; Accidental Death Benefit; Guaranteed Purchase Option; Simplified Insurability Option; and Adjustable Renewable Term Insurance. Premiums for additional rider benefits are included in the Policy Premiums charged to a Park Avenue Life policyowner, but rider premiums are not allocated to the Variable Investment Options or the Fixed-Rate Option and riders have no cash value. The riders are briefly described in Appendix D.


What is the amount of death proceeds payable under a Park Avenue Life policy?

The amount of the death proceeds will be based on the benefit provided by the death benefit option in effect when the insured dies and any insurance proceeds provided by additional benefit riders. To determine the payable proceeds, GIAC will deduct any outstanding Policy Debt and, if applicable, any due but unpaid Policy Premium from the death benefit. If, on the other hand, the policyowner has paid a Policy Premium to provide coverage after the policy month during which the insured died, a pro-rata portion of any Policy Premium Assessments that were included in such premium will be added to the death benefit proceeds. Death proceeds may be received in a lump sum or under one of the payment options described in the policy. See "Policy Proceeds" and "Payment Options."

Does a policyowner have access to the monies invested in a Park Avenue Life policy?

The policyowner may, within limits, (1) make partial withdrawals of Net Cash Surrender Value; and/or (2) borrow up to 90% of the policy's Cash Surrender Value less the amount of any Policy Debt. Interest at an annual rate of 8% accrues daily against outstanding policy loans. The annual rate of interest on policy loans decreases to 5% after the later of the twentieth Policy Anniversary or the insured's Attained Age 65. See "Partial Withdrawals" and "Policy Loans."

Also, a policy may be surrendered at any time for its then Net Cash Surrender Value. Upon surrender, insurance coverage ends.

See "Deductions and Charges" and "Tax Effects" for information about the possible impact of these policy transactions on (1) policy benefits and (2) the amounts invested in a policy.

Are increases in Policy Account Value or the death proceeds taxed under the income tax provisions of the Internal Revenue Code?

Under current federal tax law, increases in Policy Account Value are not generally subject to federal income tax unless they are distributed before the insured dies. Death

--------------------------------------------------------------------------------
proceeds are not subject to federal income tax, but may be subject to federal estate and/or generation skipping transfer taxes. See "Tax Effects."

What is the federal income tax treatment of partial withdrawals, surrenders and policy loans?

Each of these transactions results in a pre-death distribution from the policy. The federal income tax treatment of the proceeds of a pre-death distribution depends on whether a policy is treated as a "modified endowment contract" under the Internal Revenue Code.

If a Park Avenue Life policy is not treated as a modified endowment contract:

      (1) Distributions through partial withdrawals or upon surrender will generally be taxed only if the sum of all such distributions exceeds the policyowner's "basis" in the policy (i.e., the sum of the Policy Premiums and Unscheduled Payments paid minus any amounts previously withdrawn through tax-free distributions). Amounts received in excess of the policyowner's basis in the policy will be recognized and taxable as ordinary income.

      (2) Policy loans should be treated as indebtedness, not as taxable distributions, so long as the policy remains in force. Generally, policy loan interest payments are not tax deductible by the policyowner. There may be adverse tax consequences if a policy lapses with Policy Debt outstanding.

If a Park Avenue Life policy is treated as a modified endowment contract:

All pre-death distributions, including policy loans, will be taxed first as ordinary income, to the extent of gain in the policy, and then treated as a return of the basis in the policy. With few exceptions, a 10% penalty tax will also apply to the taxable portion of a distribution from a modified endowment contract.

Under the circumstances which are summarized under "Tax Effects," a policy could be treated as a modified endowment contract. A legal or tax adviser should be consulted before taking actions that could cause a policy to be treated as a modified endowment contract. Neither GIAC nor its agents are authorized to provide this type of advice to policyowners.

When would a policy lapse?

A policy can lapse if a required Policy Premium or loan repayment remains unpaid 31 days after its due date. A Policy Premium must be paid in cash when due, unless the policyowner has elected and is eligible for the policy's Premium Skip Option or Automatic Premium Loan feature. See "Premium Skip Option" and "Automatic Premium Loan." GIAC will notify the policyowner that a loan repayment is required when the Policy Debt exceeds the policy's Cash Surrender Value.

GIAC will provide the policyowner with notice of an impending policy lapse, and will maintain the policy in force if the amount specified in the notice is received on a timely basis at the Executive Office. See "Grace Period." Upon lapse, insurance coverage can be continued for a limited period or in a reduced amount under a policy value option. See "Policy Value Options." A lapsed policy that has not been surrendered for cash may be eligible for reinstatement for up to five years. See "Reinstatement."

Can a policy be exchanged for a fixed-benefit life insurance policy?

A policyowner has the right to exchange a Park Avenue Life policy for a fixed-benefit whole life insurance policy on the life of the insured that is issued by GIAC or one of its affiliates, without evidence of insurability, within 24 months of the Issue Date. See "Fixed-Benefit Insurance During the First 24 Months."

Can the policy be cancelled after the Issue Date?

A policyowner may cancel a policy by returning the policy and a written cancellation notice to GIAC's Executive Office or the agent from whom such policy was purchased by the later of: 10 days after receiving the policy; or 45 days from the date Part 1 of the completed application for the policy was signed. GIAC will promptly refund all Policy Premiums and Unscheduled Payments submitted before cancellation. Longer periods may apply in certain states. A policy that is returned for cancellation will be void from the beginning. See "Right to Cancel."

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                        Park Avenue Life Policy Diagram*

                                                 Less
                 Policy Premiums            ------------> Policy Premium
                                                           Assessments:

                                                          o Rider Premiums
                                                          o Rating Charges

               Unsecheduled Payments        ------------> Premium Tax Charge

                                                          o DCA Tax Charge
                                                          o Premium Sales Charge

              Policy Account Value

              The Separate Account

The Mutual Funds (including any Investment
 Return):
    Guardian Investor Services Corporation
        The Guardian Stock Fund                  Less
        The Guardian Small Cap Stock Fund   ------------->   Advisory Fees And
        The Guardian Bond Fund                             Operational Expenses
        The Guardian Cash Fund
    Guardian Baillie Gifford Limited             Less
        Baillie Gifford International Fund  -------------> Mortality And Expense
        Baillie Gifford Emerging Markets Fund                   Risk Charge
    Value Line, Inc.
        Value Line Centurion Fund
        Value Line Strategic Asset Management
         Trust
    Gabelli Funds, Inc.
        Gabelli Capital Asset Fund

    Massachusetts Financial Services Company     Less
        MFS Emerging Growth Series           ------------> Monthly Deductions:
        MFS Total Return Series                         o Policy Charge
        MFS Growth With Income Series                   o Administration Charge
        MFS Bond Series                                 o Guaranteed Insurance
    American Century Investment Management, Inc.          Amount Charge
        American Century VP Value Fund                  o Charge For The Cost
        American Century VP International Fund            Of Insurance

    A I M Advisors, Inc.
        AIM V.I. Capital Appreciation Fund
        AIM V.I. Value Fund
    Fidelity Management & Research Company
        Fidelity VIP III Growth Opportunities
         Portfolio
        Fidelity VIP Equity-Income Portfolio
        Fidelity VIP High Income Portfolio
        Fidelity VIP II Index 500 Portfolio


   Fixed-Rate Option         Loan Collateral Account
(plus Interest Credited)     (plus Interest Credited)

                                                 Less
                            ---------------------------> Transaction Deductions:
                                                          o Surrender Charge
                                                          o Partial Withdrawal
                                                            Charge
                                                          o Premium Skip Option
                                                            Deduction


              Cash Surrender Value
                                                 Less
                            --------------------------->       Policy Debt
            Net Cash Surrender Value

*This diagram excludes the Unscheduled Payment Handling Fee and Transfer Charge which are not being imposed currently. Interest on Policy Debt and repayments of Policy Debt are also not reflected in the diagram.

POLICY FORM 97-MPVL

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                           THE PARK AVENUE LIFE POLICY

This section of the prospectus provides an overview of the policy's provisions exclusive of any riders. Since GIAC is subject to the insurance laws and regulations of every jurisdiction in which Park Avenue Life is sold, some of the policy's terms may vary from jurisdiction to jurisdiction. Specific variations to a policy will be set forth in the policy issued to the policyowner.

INSUREDS


GIAC will issue a policy with an initial Face Amount of at least $100,000 to anyone who resides in a state or jurisdiction where the policy may be offered. The policy can be issued to insure the life of anyone Age 80 or under. The insured and the policyowner may be the same person or different individuals. GIAC requires satisfactory evidence of insurability before it will issue or reinstate a policy. Owners of certain fixed-benefit life insurance policies issued by GIAC or its parent, Guardian Life, may be able to purchase Park Avenue Life (i) without evidence of insurability, by exchanging their present policies or (ii) without evidence of insurability, or with simplified underwriting, by exercising applicable riders to their fixed-benefit life insurance policies. Policyowners of convertible term policies and whole life policies with convertible term riders who elect to convert to a Park Avenue Life policy may receive a credit upon conversion in an amount up to one Basic Scheduled Premium. Interested policyowners should consult their legal and tax advisers about the consequences of exchanging their existing policies for Park Avenue Life. See "Deductions and Charges," "Tax Effects," and "Special Provisions For Group Or Sponsored Arrangements."


PREMIUMS

Policy Premiums

Policy Premiums are payable during the insured's lifetime or until the Policy Anniversary nearest the insured's 100th birthday. If such premiums are paid when due or skipped under the Premium Skip Option, the policy will not lapse and the death proceeds will be at least equal to the Face Amount set forth in the policy until the Policy Anniversary nearest the insured's 100th birthday, so long as no partial withdrawals are made and there is no Policy Debt outstanding. Policy Premiums must be received at GIAC's Executive Office.

The annual Policy Premium amount includes rating charges if the insured does not satisfy GIAC's underwriting requirements for standard insurance, as well as premiums for insurance benefits that the policyowner can add by riders to the policy. Any rating charges are set forth in the policy. Rider premiums are also stated in the policy. Rating charges and rider premiums are called "Policy Premium Assessments" in this prospectus.

Policy Premiums may be paid annually or periodically (i.e., semi-annually, quarterly, monthly pursuant to a pre-authorized payment plan, or at any other frequency that is acceptable to GIAC). Each "periodic" premium payment must be at least $100. GIAC determines the amount of each periodic Policy Premium by multiplying the annual Policy Premium by a specific percentage factor. The sum of the periodic Policy Premiums paid for a policy year will be higher than one annual Policy Premium. For semi-annual periodic Policy Premiums, where the factor is .515, the sum of the periodic Policy Premiums is 3% higher than one annual Policy Premium. For quarterly periodic Policy Premiums, where the factor is .26265, the sum of the periodic Policy Premiums is 5.06% higher than one annual Policy Premium. For monthly periodic Policy Premiums, where the factor is
 .085833, the sum of the periodic Policy Premiums is 3% higher than one annual Policy Premium. The Policy Account Value can be influenced favorably or unfavorably by paying Policy Premiums on a periodic basis. GIAC will change the payment frequency mode for a policyowner if it receives a proper written request at its Executive Office. Unless the request is received sufficiently before the next premium due date, GIAC will be unable to change the frequency mode until the premium cycle that follows such premium due date.

Basic Scheduled Premiums

The Basic Scheduled Premium is the Policy Premium minus any Policy Premium Assessments. The policy sets forth the level Basic Scheduled Premium that is payable for each policy year during the Guaranteed Premium Period, as well as the maximum Basic Scheduled Premium that may be charged for any policy year after the Guaranteed Premium Period ends.

The Guaranteed Premium Period starts on the Policy Date and ends on the later of the Policy Anniversary nearest the insured's 70th birthday or the 10th Policy Anniversary. GIAC cannot increase the Basic Scheduled Premium during the Guaranteed Premium Period. However, GIAC will reduce such premium if the policy's Face Amount is reduced during the Guaranteed Premium Period. New policy pages that set forth the lowered level Basic Scheduled Premium will be sent to the policyowner when the Face Amount is reduced. See "Reducing the Face Amount."

On the Policy Review Date immediately preceding the end of the Guaranteed Premium Period and on each Policy Review Date thereafter, GIAC redetermines the amount of Basic Scheduled Premium payable for the next policy year by comparing the Policy Account Value on such date to the Benchmark Value and the Tabular Account Value as adjusted to that date. If the Policy Account Value is less than or equal to the Tabular Account Value, the policyowner will be assessed the maximum Basic Scheduled Premium set forth in the policy. If the Policy Account Value is greater than or

--------------------------------------------------------------------------------
equal to the Benchmark Value, the policyowner will be assessed the Basic Scheduled Premium payable during the Guaranteed Premium Period for the current Face Amount. If the Policy Account Value is greater than the Tabular Account Value and less than the Benchmark Value, the policyowner will be assessed a Basic Scheduled Premium, determined by linear interpolation between these two values, which will be an amount greater than the Basic Scheduled Premium payable during the Guaranteed Premium Period for the current Face Amount but less than the maximum Basic Scheduled Premium for the current Face Amount. GIAC will notify the policyowner of any change in the Basic Scheduled Premium in premium billing notices.

Unscheduled Payments

A policyowner may choose to make Unscheduled Payments in addition to the Policy Premium payable for each policy year. Unscheduled Payments can help build Policy Account Value and perhaps increase an Option 2 death benefit.

There is a $100 minimum for each Unscheduled Payment unless an Unscheduled Payment accompanies a Policy Premium payment. No Unscheduled Payments are permitted while Policy Premiums are waived under a waiver of premium rider, or while a policy value option is in effect, or from and after the Policy Anniversary nearest the insured's 100th birthday. GIAC reserves the right to refuse to accept an Unscheduled Payment before the eleventh policy year from a policyowner who, after the first policy year, has not made an Unscheduled Payment for three consecutive policy years. GIAC also reserves the right to deduct a maximum handling fee of $2.00 from each Unscheduled Payment before deducting certain other charges and crediting the resulting Net Premium under the policy. See "Policy Value Options," "Deductions and Charges" and "Crediting Payments."

GIAC restricts the amount of total Unscheduled Payments that may be submitted in policy year 1 to the lesser of $1,000,000, or the Basic Scheduled Premium for that year multiplied by the number set forth below for the insured's Age on the Policy Date:

                AGE                    MULTIPLIER
                ---                    ----------
                0-35                       17
               36-40                       16
               41-45                       15
               46-50                       14
               51-55                       13
               56-60                       12
               61-65                       11
               66-70                       10
                71                          9
                72                          8
                73                          7
                74                          6
               75-80                        5

See "Allocation of Net Premiums" for further allocation restrictions applicable to certain amounts received before the later of (a) 45 days from the date Part 1 of the completed application is signed and (b) 15 days after the Issue Date.

In policy years 2-10, GIAC restricts the amount of total Unscheduled Payments that may be submitted to the lesser of (a) $500,000 or (b) three times the initial Basic Scheduled Premium for the current Face Amount.

After the tenth Policy Anniversary, the aggregate amount of Unscheduled Payments that may be submitted in any one policy year is restricted as follows: (i) if any Unscheduled Payment has been made during the previous three policy years, the policyowner may make Unscheduled Payments that in the aggregate do not exceed the lesser of (a) 1.25 times the largest amount of total Unscheduled Payments made during any one of the previous three policy years, up to a maximum of 3 times the Basic Scheduled Premium payable during the Guaranteed Premium Period for the current Face Amount, and (b) $500,000; or (ii) if no Unscheduled Payment has been made during the previous three policy years, the policyowner may make Unscheduled Payments that in the aggregate do not exceed 1 Basic Scheduled Premium payable during the Guaranteed Premium Period for the current Face Amount provided evidence of insurability satisfactory to GIAC accompanies said payment.

Upon receipt of satisfactory evidence of insurability, GIAC may permit the policyowner to make an Unscheduled Payment which exceeds the Unscheduled Payment which would be allowed under (i) above in an amount not to exceed 1 initial Basic Scheduled Premium for the current Face Amount.

Notwithstanding the foregoing, for any year in which the premium skip option is in effect, the maximum amount of unscheduled payments that may be made shall not be less than the policy premium.

GIAC will return to the policyowner that portion of any Unscheduled Payment which exceeds the then applicable maximum.

Unscheduled Payments may cause a policy to be treated as a modified endowment contract under the Internal Revenue Code. Because a wide variety of policyowner-directed policy transactions could also cause a policy to be treated as a modified endowment contract, GIAC cannot assure that a policy will never be treated as a modified endowment contract. See "Tax Effects."

Premium Skip Option

After the first policy year, the policyowner may "skip" paying the annual Policy Premium due on a Policy Anniversary if:

      o GIAC receives the owner's written election of the Premium Skip Option by the end of the grace period for the annual Policy Premium that is to be skipped initially; and

      o     on the date that each premium skip is effected,

            - the Policy Account Value exceeds the Benchmark Value, as adjusted to such date, by at least the amount of the annual Policy Premium; and

            - the policy's Net Cash Surrender Value then equals or exceeds that portion of the Policy Premium which pays any Policy Premium Assessments; and

            - Policy Premiums are not then being waived under a waiver of premium rider.

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If the policyowner's written election of this option is received during the grace period for the annual Policy Premium that is to be skipped initially, the first premium skip will be effected as of the date that GIAC received such election. Otherwise, each premium skip will be effected as of the Policy Anniversary on which an annual Policy Premium would be due. A policyowner who had been paying periodic Policy Premiums will be placed on the annual mode when this option is effected, but remains responsible for paying any periodic Policy Premiums that are due before the option is effected.

While the Premium Skip Option is in effect, GIAC will continue to send the policyowner annual Policy Premium billing notices. If the criteria for skipping Policy Premiums continue to be satisfied, the policyowner will not be required to pay Policy Premiums in response to such notices to keep the policy in force. In fact, GIAC will treat the receipt of a Policy Premium as a revocation of the Premium Skip Option (see below).

A policyowner can call 1-800-935-4128 to learn the Policy Account Value and Net Cash Surrender Value of his or her policy on any day that GIAC is open for business. GIAC also provides these values and the policy's Benchmark Value as of the most recent Policy Anniversary on the policyowner's annual policy statement. See "Communications From GIAC." In addition, Benchmark Values for each Policy Anniversary are set forth in the policy.

If the values under a policy for which the Premium Skip Option has been elected fail to satisfy the foregoing minimums as of the date that a premium skip would be effected, GIAC will notify the policyowner that the policy will lapse if he or she fails, before the end of the grace period, to pay the annual Policy Premium. Upon receipt of this notice, the policyowner may elect a more frequent periodic Policy Premium payment mode and pay the lower periodic Policy Premium amount. The policyowner's periodic Policy Premium election and payment must be received at GIAC's Executive Office. Alternatively, a policyowner who has elected and is eligible for the policy's Automatic Premium Loan feature may pay the Policy Premium through such a loan. See "Automatic Premium Loan" and "Policy Loans."

When a premium skip is effected, GIAC deducts from the Policy Account Value an amount equal to 92.5% of any Policy Premium Assessments that would be due on the Policy Anniversary to pay such assessments for the coming policy year. This amount will be deducted proportionately from the Policy Account Value attributable to the Variable Investment Options. If some or all of the required deduction exceeds the Policy Account Value held in the Variable Investment Options, GIAC will deduct the remainder from the Policy Account Value held in the Fixed-Rate Option. These deductions reduce the amount invested under a Park Avenue Life policy and the policy's loan value. GIAC will continue to process Monthly Deductions as described under "Deductions and Charges." Frequently, the Net Amount at Risk increases initially when an annual Policy Premium is skipped, which means that the dollar amount of the monthly cost of insurance charge will also increase.

A policyowner's election of the Premium Skip Option remains in effect until:

      o GIAC receives the policyowner's written revocation notice at the Executive Office; or

      o GIAC receives a payment that is credited as a then due Policy Premium (see "Crediting Payments"); or

      o GIAC receives the policyowner's written request to pay Policy Premiums periodically rather than annually; or

      o A Policy Premium must be paid because the Policy Account Value or Net Cash Surrender Value on a Policy Anniversary is no longer sufficient to keep the Premium Skip Option in effect; or

      o     Premiums are waived under a waiver of premium rider.

A policyowner is not required to "make-up" any Policy Premiums that were skipped while the Premium Skip Option was effective. A policyowner may re-elect and re-exercise the Premium Skip Option after cancellation, subject to all of the conditions described above.

Important Note: a policyowner who uses the Premium Skip Option foregoes the opportunity to invest an additional amount under the policy through the actual payment of a Policy Premium until the following Policy Anniversary.

Automatic Premium Loan

The policy's "loan value" (as defined under "Policy Loans") can be used to pay a Policy Premium if the policyowner has elected and is eligible for Park Avenue Life's Automatic Premium Loan feature. The policyowner can elect this feature in the application to purchase a policy or at a later time by written request. GIAC must receive any such written request at the Executive Office by the end of the grace period for a then due Policy Premium or it will be unable to effect an Automatic Premium Loan to pay such Policy Premium. A policyowner never actually receives the proceeds of a loan effected under Park Avenue Life's Automatic Premium Loan feature. Rather, GIAC transfers the required amount from the Unloaned Policy Account Value to the Loan Collateral Account, as explained under "Policy Loans," and uses the loan proceeds to pay the Policy Premium due.

Loan interest accrues on Automatic Premium Loans from the end of the grace period, which will be the effective date of the loan. If the policy's loan value is insufficient to pay an overdue Policy Premium, GIAC will be unable to effect an Automatic Premium Loan and the policy could lapse. If a policyowner has elected both the Premium Skip Option and the Automatic Premium Loan feature, GIAC will, if possible, treat an overdue Policy Premium as a skipped premium before it effects an Automatic Premium Loan.

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GIAC will cancel a policyowner's election of the Automatic Premium Loan feature upon receipt of the owner's written cancellation request. See "Policy Loans" and "Tax Effects" for additional information about the treatment of policy loans.

Important Note: a policyowner who uses the Automatic Premium Loan feature foregoes the opportunity to invest an additional amount under the policy through the actual payment of a Policy Premium.

Allocation of Net Premiums

A Net Premium is the portion of a Basic Scheduled Premium or Unscheduled Payment that is available for allocation among the Variable Investment Options and the Fixed-Rate Option after the deduction of certain charges described under "Deductions and Charges." See "Crediting Payments" for information about when Net Premiums and other payments are credited and allocated under a policy. Upon allocation, each Net Premium becomes part of the Policy Account Value.

                            EXAMPLE -- Policy Year 1
                              Male insured, Age 45
                    Preferred Plus Premium Class - Nonsmoker
                              Face Amount $250,000

Basic Scheduled Premium ("BSP") ..................  $3,195.00
Premium Charge (7.5% of BSP) .....................     239.63
                                                     --------
Net Premium Allocated ............................  $2,955.37

The policyowner provides his or her initial allocation instructions for Net Premiums in the policy application. All percentage allocations must be in whole numbers. The total of all percentage allocations must be 100%. The policyowner may change the allocation instructions at any time. The new allocation instructions will be effective for Net Premiums that are allocated after GIAC receives the changed instructions at its Executive Office. Allocation instructions can only be changed in writing.

The allocation of amounts already held under a policy will not be affected by changing the allocation instructions for Net Premiums. Policyowners may transfer such amounts among the Variable Investment Options and the Fixed-Rate Option as described under "Transfers," "Transfers From the Fixed-Rate Option" and "Dollar Cost Averaging". Currently, the maximum number of options in which the Policy Account Value may be invested or held at any one time is 7. GIAC reserves the right to change this number from time to time.

If Policy Premiums and/or Unscheduled Payments in excess of $100,000 are received from the policyowner prior to the later of (i) 45 days from the date
Part 1 of the completed application is signed or (ii)15 days after the Issue Date, GIAC will allocate any Net Premium in excess of $100,000 ("Excess Net Premium") to The Guardian Cash Fund. On the later of (i) or (ii), any Excess Net Premium allocated to The Guardian Cash Fund pursuant to this provision, and any earnings attributable thereto, will be re-allocated in accordance with the policyowner's then current allocation instructions. See "Transfers." Any amounts which the policyowner has allocated to the Fixed-Rate Option or The Guardian Cash Fund will not be counted towards the $100,000 limit and will be allocated to the Fixed-Rate Option and/or The Guardian Cash Fund as of the Business Day of receipt.

Crediting Payments

The policyowner may provide specific crediting instructions for each payment he or she submits. If a payment that equals or exceeds a Policy Premium is received on or during the 31 days preceding a premium due date without specific crediting instructions, GIAC will use the payment:

      o     to pay the Policy Premium;
      o     then, to pay any outstanding Policy Debt; and
      o     last, to credit an Unscheduled Payment.

GIAC will use all other unidentified payments:

      o     to pay any outstanding Policy Debt; and
      o     then, to credit Unscheduled Payments.

GIAC normally credits and allocates each payment as of the Business Day of receipt, if it receives the payment before the close of business at its Executive Office. There are two exceptions to this practice:

      o (1) GIAC credits and allocates any payment received prior to the Issue Date on the Issue Date; and

      o (2) GIAC credits and allocates that portion of any payment that is used to pay a Policy Premium on the premium due date if such payment is received on or during the 31 days preceding such premium due date.

GIAC's close of business is 4:00 p.m. New York City time. See "Allocation of Net Premiums" and "Policy Loans" for information about how payments are allocated among the Variable Investment Options and the Fixed-Rate Option.

Backdating

Under certain circumstances, GIAC will permit a policy to be backdated, upon request, but only to a Policy Date not earlier than six months prior to the date the application is signed. Backdating may be desirable, for example, so that a policyowner can purchase a Face Amount for a lower premium based on younger Age at policy issuance. To backdate a policy, GIAC will require the payment of all Policy Premiums that would have been due had the application date coincided with the backdated Policy Date. Also, on the Issue Date, all monthly deductions for the period from the backdated Policy Date to the Issue Date will be deducted.

Default

If a Policy Premium or loan repayment that GIAC requires to be paid remains unpaid on its due date, the policy will be in default. Unless the policyowner has elected and is eligible for Park Avenue Life's Premium Skip Option or Automatic Premium Loan feature, all Policy Premiums are required when due. The due date for Policy Premiums paid annually is each Policy Anniversary. Periodic Policy Premiums are due on the Monthly Dates specified by GIAC for the selected frequency mode. A loan repayment is required if the Policy Debt exceeds the Cash Surrender Value of a policy on a Monthly Date. GIAC will notify the policyowner when a loan repayment is required, and will specify its amount and due date. See "Premium Skip Option," "Automatic Premium Loan" and "Policy Loans."

Grace Period

The policy provides a 31-day grace period for each Policy Premium (after the first Policy Premium payment) and for each required loan repayment. Insurance continues in full force and effect during the grace period, but if the insured should die during the grace period, the death proceeds payable to the beneficiary will be reduced by any outstanding Policy Debt and any due and unpaid Policy Premium for the period through the policy month of death.

If GIAC does not receive payment before the grace period ends and, for Policy Premiums, neither the Premium Skip Option nor the Automatic Premium Loan feature are available, the policy will lapse. Upon policy lapse, all insurance coverage ends as of the end of the grace period, unless a policy value option becomes effective. See "Policy Value Options" for a description of the types of insurance coverage available under such options. The policyowner can surrender the policy for its then Net Cash Surrender Value at any time during the grace period. In that event, GIAC will pay the Net Cash Surrender Value to the policyowner in cash and all insurance coverage will cease. See "Surrender."

Reinstatement

A lapsed policy that has not been surrendered for cash may be eligible for reinstatement for up to five years after the date of default. The insured must be living when GIAC effects the reinstatement. A written application for reinstatement, which includes satisfactory evidence of insurability, must be received at GIAC's Executive Office for approval. In addition, GIAC requires:

      o repayment of any outstanding Policy Debt with interest compounded yearly at the loan interest rate then in effect; and

      o     payment of the greater of:

            - all overdue Policy Premiums with 6% interest compounded yearly; or

            - 110% of the increase in the Cash Surrender Value that results from reinstatement, plus any overdue Policy Premium Assessments, with 6% interest compounded yearly.

A reinstated policy has the same Policy Date, Face Amount and death benefit option as the policy that lapsed. The policyowner must re-elect the Premium Skip Option and/or Automatic Premium Loan feature if he or she wants to have these privileges under the reinstated policy.

DEDUCTIONS AND CHARGES

GIAC deducts the amounts detailed below from: Policy Premiums and Unscheduled Payments; the Policy Account Value; and the Separate Account. In addition, the mutual funds that are offered through the Separate Account's investment divisions incur advisory fees and other expenses that are reflected in the prices of their shares each day. Once amounts are deducted under a policy, they are unavailable for investment in the Variable Investment Options and the Fixed-Rate Option.

Deductions From Policy Premiums and Unscheduled Payments

Policy Premium Assessments

These are the rating charges and rider premiums that are added to the Basic Scheduled Premium to set the Policy Premium. GIAC deducts these amounts from each Policy Premium payment and uses the amounts collected to cover its risks and meet its costs associated with: (1) providing insurance coverage to higher risk insureds (rating charges); or (2) providing additional insurance benefits through policy riders (rider premiums). Policy Premium Assessments can change if the circumstances that gave rise to rating charges change or if the policyowner drops the additional benefit riders to his or her policy. Amounts paid through Policy Premium Assessments are not subject to the Premium Charge, described below. Policy Premium Assessments are not added to or deducted from Unscheduled Payments.

Premium Charge

This charge is initially equal to 7.5% of each Basic Scheduled Premium and Unscheduled Payment (after deduction of any handling fees from each Unscheduled Payment; see below). It will decrease to 4.5% after an amount equal to 12 Basic Scheduled Premiums payable during the Guaranteed Premium Period for the current Face Amount has been paid under a policy either through Basic Scheduled Premiums or Unscheduled Payments. Because a policyowner may make Unscheduled Payments under the policy, he or she may pay an amount equal to 12 Basic Scheduled Premiums payable during the Guaranteed Premium Period for the current Face Amount before 12 policy years have elapsed. Amounts paid as Policy Premium Assessments are not counted towards the amount that triggers the reduced Premium Charge and, thus, do not affect when the Premium Charge is reduced.

A portion of this charge is used by GIAC to pay premium taxes that are assessed against GIAC by the states and jurisdictions where the policy is sold. Premium taxes vary from jurisdiction to jurisdiction and currently range from 0% to 4%. GIAC reserves the right to increase the Premium

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Charge if changes in the law result in an increase in the premium taxes that GIAC pays.

A portion of the Premium Charge is also used to pay certain federal income taxes imposed on GIAC. GIAC reserves the right to increase the Premium Charge, if necessary, to reflect any changes in the tax burden on GIAC imposed by Section 848 of the Internal Revenue Code or interpretations thereof. See "GIAC's Taxes."

Since these premium taxes and federal income taxes are incurred by GIAC, no portion of the Premium Charge that is used to pay these taxes is deductible by policyowners for federal income tax purposes.

A portion of the Premium Charge also compensates GIAC for sales and promotional expenses that it incurs in connection with selling the policies. Such expenses may include commissions, advertising, and the cost of preparing and printing sales literature and prospectuses. See "Deductions From The Separate Account" and "Transaction Deductions From the Policy Account Value."

Handling Fee

GIAC reserves the right to charge a maximum handling fee of $2.00 for each Unscheduled Payment it receives. If charged, this fee would be deducted from each Unscheduled Payment before the Premium Charge is calculated. GIAC would then use the proceeds to cover the costs of crediting and allocating Unscheduled Payments under the policy. GIAC does not impose this fee now.

Monthly Deductions From the Policy Account Value

As of the Policy Date and on each Monthly Date thereafter, GIAC deducts the following charges proportionately from the Policy Account Value attributable to the Variable Investment Options and the Fixed-Rate Option. Monthly Deductions end on the Policy Anniversary nearest the insured's 100th birthday.

Policy Charge and Administration Charge

For the first three policy years, the policy charge is $10 per month. Thereafter, this charge is currently $4 per month. GIAC reserves the right to increase this charge in the fourth and subsequent policy years, but guarantees that the charge will never exceed $8 per month.

For the first 12 policy years, the administration charge per $1,000 of Face Amount is based on the insured's Age. The highest monthly administration charge during this period is $0.04 per $1,000 of Face Amount, which applies to policies issued for insureds at Ages 35-80 years. The administration charge rates are lower for younger insureds during the first 12 policy years. After the 12th policy year, the monthly administration charge is $0.015 per $1,000 of Face Amount for all policies. The specific monthly dollar amount of this charge is set forth in each policy.

Initially, these charges compensate GIAC for the cost of underwriting and issuing a policy. In later policy years, GIAC uses amounts collected through these charges to defray the ongoing costs of maintaining a policy, such as: preparing and sending premium billing notices, reports and statements to policyowners; communications with insurance agents; and other policy-related overhead costs.

Guaranteed Insurance Amount Charge

This monthly charge is $0.01 per $1,000 of the Face Amount on the Monthly Date that it is deducted. GIAC assesses this charge at the same rate for all policies. Proceeds from the Guaranteed Insurance Amount charge compensate GIAC for the risk GIAC assumes by guaranteeing that, no matter how unfavorable investment experience may be, the death proceeds will never be less than the Face Amount if all required Policy Premiums are paid when due, no partial withdrawals are taken and there is no Policy Debt. See "Policy Proceeds." The specific monthly dollar amount of this charge is set forth in each policy.

Charge For The Cost Of Insurance

This monthly charge is based upon GIAC's current monthly cost of insurance rates for the insured's Attained Age, sex (unless unisex rates are required by law) and premium class. The maximum cost of insurance rate that GIAC may charge per $1,000 of Net Amount at Risk per policy year is set forth in the policy. The maximum rates are based upon the 1980 Commissioners' Standard Ordinary Mortality Tables published by the National Association of Insurance Commissioners. Cost of insurance rates for policies with Face Amounts equal to or greater than $500,000 are currently lower than such rates for policies with lower Face Amounts in the same class.

Cost of insurance charges enable GIAC to pay death benefits, particularly in early policy years when the death benefit will be significantly larger than the Policy Account Value. GIAC calculates the cost of insurance charge by multiplying the Net Amount at Risk on a Monthly Date by the applicable monthly cost of insurance rate, and dividing the result by $1,000. GIAC determines the Net Amount at Risk on a Monthly Date after it has processed the other Monthly Deductions, excluding cost of insurance, for such date.

GIAC's current monthly cost of insurance rates are lower than the guaranteed maximum rates set forth in the policy. Generally, cost of insurance rates increase with advancing age.

GIAC may use its discretion to change its current cost of insurance rates, subject to the guaranteed maximum rates. GIAC will not change its current cost of insurance rates if the insured's health deteriorates. Rather, GIAC will only change its rates for all insureds of the same premium class, Attained Age or sex because it expects: increased mortality among such insureds; higher expenses or federal income taxes; declining persistency for Park Avenue Life policies; or lower earnings in its general account. Any changes in

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the cost of insurance rates that GIAC chooses to implement will only be effective prospectively and will apply to all affected Park Avenue Life policies in the same manner.

The dollar amount of the cost of insurance charge deducted from a policy varies from month to month with changes in the Net Amount at Risk. Generally, reducing the Net Amount at Risk results in lower cost of insurance charges. Under an Option 1 policy where the death benefit is the Face Amount, paying Policy Premiums and making Unscheduled Payments can reduce the Net Amount at Risk by increasing the Policy Account Value, assuming favorable or neutral investment performance. Under an Option 2 policy, at any time when the Policy Account Value exceeds the Benchmark Value and, as a result, the death benefit can increase over the Face Amount, paying Policy Premiums or making Unscheduled Payments will not affect the Net Amount at Risk.

The Net Amount at Risk increases, for example, when the death benefit for any policy increases to satisfy Internal Revenue Code requirements or if the policy's variable insurance amount exceeds certain levels, as discussed under "Death Benefit Options." Increasing the Net Amount at Risk results in higher cost of insurance charge deductions.

Transaction Deductions from the Policy Account Value

GIAC makes transaction deductions only when certain events occur at the policyowner's direction. Except as explained below, GIAC makes transaction deductions proportionately from the Policy Account Value attributable to the Variable Investment Options until exhausted, and then from the Fixed-Rate Option.

Surrender Charge

During the first 12 policy years, GIAC assesses a surrender charge when the policy lapses or is surrendered, if the Face Amount is reduced by request or through a partial withdrawal, or the policy is in default and a policy value option takes effect. See "Reducing the Face Amount" and "Partial Withdrawals." The amount of the surrender charge depends upon the policy year in which the event occurs.

The surrender charge is expressed as a flat charge per $1000 of Face Amount for the first year and that charge will vary from $5.37 to $58.87 based upon the issue age, sex and underwriting class of the insured. The applicable charge will be set forth in the policy. The surrender charge will decrease proportionally on an annual basis over the first 12 years so that the surrender charge beginning in year 13 is $0. The charge per $1000 for a particular issue age, sex (including unisex) and underwriting class are set forth in Appendix F of this prospectus.

After imposition of the surrender charge, a policy's Net Cash Surrender Value may be zero, particularly in the early policy years.

The surrender charge is intended to compensate GIAC for certain administrative and sales related expenses.

EXAMPLE

The example below shows how the surrender charge declines over a twelve year period so that in year 13 it equals $0.

Male Insured,  Age 45
Preferred Plus Premium Class - Nonsmoker
Face Amount $250,000

Surrender Charge per $1000 of Face Amount in policy year one (from Appendix F):
$21.39

Surrender charge in policy year one is the surrender charge per $1000 x 250, divided by 1000 or ($21.39 x $250,000) divided by 1000 = $5347.50

Proportional reduction in surrender charge over 12 year period: $21.39 divided by 12 or $1.78 per year

All figures in the example below are rounded to the nearest $.01.

                       Surrender Charge
                         per $1000 of       Actual Surrender
      Policy Year         Face Amount            Charge
------------------------------------------------------------
           1                $21.39              $5347.50
           2                 19.61               4902.50
           3                 17.83               4457.50
           4                 16.04               4010.00
           5                 14.26               3565.00
           6                 12.48               3120.00
           7                 10.70               2675.00
           8                  8.91               2227.50
           9                  7.13               1782.50
          10                  5.35               1337.50
          11                  3.57                892.50
          12                  1.78                445.00
          13                   0                    0

GIAC pro-rates the surrender charges in connection with a Face Amount reduction by multiplying the surrender charges determined as described above by the following fraction to reduce the payable charges:

                           the amount of the reduction
                    -----------------------------------------
                    the Face Amount just before the reduction

The adjusted surrender charge is paid by deduction from the Unloaned Policy Account Value.

Partial Withdrawal Charge

To recover its processing costs, GIAC charges the lesser of $25 or 2% of the requested withdrawal amount in connection with each partial withdrawal. This charge is in addition to the surrender charges that are assessed when partial withdrawals during the first 12 policy years result in Face Amount reductions. See "Partial Withdrawals." The requested withdrawal amount is not reduced to pay surrender and partial withdrawal charges.

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Instead, such charges are separately (and additionally) deducted from the Unloaned Policy Account Value.

Premium Skip Option Deduction

If a policyowner exercises Park Avenue Life's Premium Skip Option, GIAC deducts 92.5% of the amount needed to pay any Policy Premium Assessments, which are set forth in the policy and any rider(s). The Premium Skip Option is described under "Premium Skip Option."

Transfer Charge

Presently, GIAC does not impose a charge on transfers among the Variable Investment Options and the Fixed-Rate Option. However, GIAC reserves the right to charge $25 for each transfer after the twelfth transfer in a policy year. GIAC will deduct the transfer charge from the option(s) from which amounts are transferred and use the proceeds to pay its processing costs.

GIAC will not assess the transfer charge against the transfer from The Guardian Cash Fund of Excess Net Premium and related earnings. GIAC will also not assess the transfer charge against multiple transfers effected under the policy's Dollar Cost Averaging feature, or in connection with taking or repaying policy loans. In addition, no transfer charge will apply to transfers effected when a policyowner transfers out of a Variable Investment Option because fundamental investment policies of its corresponding mutual fund have been materially changed. See "Transfers," "Dollar Cost Averaging Transfer Option," "Policy Loans," "Automatic Premium Loan" "Rights Reserved by GIAC," and "Allocation of Net Premiums."

Deductions From the Separate Account

Mortality And Expense Risk Charge

GIAC charges the Separate Account for the mortality and expense risks it assumes under the policies. The charge is made daily at a current annual rate of 0.60% of the Separate Account's average daily net assets. This charge is guaranteed never to exceed an annual rate of 0.90% of the Separate Account's average daily net assets. The mortality and expense risk charge is not assessed against Policy Account Values deposited in the Fixed-Rate Option.

The mortality risk that GIAC assumes is that insureds may live for shorter periods of time than GIAC estimated when setting its cost of insurance rates for Park Avenue Life. The expense risk that GIAC assumes is that GIAC's expenses for issuing and administering policies may be higher than GIAC estimated when setting the administrative charges for Park Avenue Life.

Income Tax Charge

GIAC currently makes no specific charge for federal, state or local income taxes attributable to the Separate Account. However, GIAC reserves the right to impose additional charges if the income tax treatment of variable life insurance changes for insurance companies, or if there is a change in GIAC's tax status, or if GIAC becomes subject to any other tax-related economic burdens that are attributable to the Separate Account or the policies. See "Tax Effects."

Deductions From the Mutual Funds

Advisory Fees And Operational Expenses


Charges for investment advisory fees and operational expenses are deducted daily from the assets of the mutual funds offered through the Separate Account. As a result, policyowners bear these fees and expenses indirectly. Investment advisory fees compensate the investment advisers of the mutual funds for the services and facilities they provide to the funds. Except as noted below, the following chart shows each fund's expenses for the year ended December 31, 1997, expressed as a percentage of average daily net assets.

                                                     OPERATIONAL     TOTAL
                                                       EXPENSES     EXPENSES
                                         ADVISORY  (after applicable waivers and
FUND NAME                                  FEE        expense reimbursements)
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Guardian Stock Fund                       0.50%           0.02%      0.52%
Guardian Small Cap Stock Fund*            0.75%           0.21%      0.96%
Guardian Bond Fund                        0.50%           0.05%      0.55%
Guardian Cash Fund                        0.50%           0.04%      0.54%
Baillie Gifford International Fund        0.80%           0.17%      0.97%
Baillie Gifford Emerging
Markets Fund                              1.00%           0.40%      1.40%
Value Line Centurion Fund*                0.50%           0.10%      0.60%
Value Line Strategic
Asset Mgt. Trust*                         0.50%           0.09%      0.59%
Gabelli Capital Asset Fund                1.00%           0.17%      1.17%
MFS Emerging Growth Series*               0.75%           0.12%      0.87%
MFS Total Return Series*0.75%             0.25%                      1.00%
MFS Growth With Income Series*            0.75%           0.25%      1.00%
MFS Bond Series*                          0.60%           0.40%      1.00%
American Century VP
Value Fund                                1.00%                      1.00%
American Century VP
International Fund                        1.50%                      1.50%
AIM V.I. Value Fund*                      0.62%           0.08%      0.70%
AIM V.I. Capital
Appreciation Fund*                        0.63%           0.05%      0.68%
Fidelity VIP III Growth
Opportunities Portfolio*                  0.61%           0.13%      0.74%
Fidelity VIP Equity-Income
Portfolio*                                0.51%           0.07%      0.58%
Fidelity VIP High Income
Portfolio*                                0.59%           0.12%      0.71%
Fidelity VIP II Index 500
Portfolio*                                0.24%           0.04%      0.28%


* See explanation below.


Expenses that relate to the investment operations of the funds vary from year to year. These percentages reflect the actual fees and expenses incurred by each fund during the year ended December 31, 1997. The expenses for the Guardian Small Cap Stock Fund are annualized.

The percentages for MFS Growth With Income Series, MFS Total Return Series, and MFS Bond Series reflect the agreement by the series' Adviser to bear expenses for the series, subject to reimbursement by the series, such that the series' operational expenses shall not exceed 0.25% of the average daily net assets of the Growth With Income Series and Total Return Series and 0.40% of the average daily net assets of the Bond Series for the fiscal year ended December 31, 1997. These agreements are also in effect for the current fiscal year. (In the absence of such agreements, operational expenses and total expenses for each of the series for the year ended December 31, 1997 would be (i) 0.35% and 1.10%, respectively, for the MFS Growth With Income Series, (ii) 0.27% and 1.02%, respectively, for


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the MFS Total Return Series, and (iii) 2.98% and 3.58%, respectively, for the MFS Bond Series. An agreement to limit the Emerging Growth Series' operational expenses to 0.25% of the average daily net assets of the Fund is also in effect but its use was not triggered for the year ended December 31, 1997.

The percentages for Fidelity VIP II Index 500 Portfolio reflect the agreement by the portfolio's Adviser to bear expenses for the portfolio, subject to reimbursement, such that the Index 500 Portfolio's total expenses shall not exceed 0.28%. In the absence of such agreement, total expenses for the Index 500 Portfolio would have been 0.40%. Agreements are also in place between the Growth Opportunities and Equity-Income Portfolios and their Adviser to limit total expenses to 1.00%, also subject to reimbursement. In addition, the Equity-Income Portfolio and Growth Opportunities Portfolio have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances is used to reduce custodian and transfer agent expenses. The Fidelity management fees for the Growth Opportunities, Equity-Income and High Income Portfolios consist of a group fee rate and an individual fee rate. The fee shown here is the result of adding these components together and multiplying the result by the portfolio's average net assets. Please see the Fidelity prospectuses for a complete explanation of the applicable portfolio management fees and expenses.

AIM Advisors, Inc. ("AIM") may from time to time voluntarily waive or reduce its respective fees. Effective May 1, 1998, the Funds reimburse AIM in an amount up to 0.25% of the average net asset value of each Fund, for expenses incurred in providing, or assuring that participating insurance companies provide, certain administrative services. Currently, the fee only applies to the average net asset value of each Fund in excess of the net asset value of each Fund as calculated on April 30, 1998.

The operational expenses for Value Line Strategic Asset Management Trust and Value Line Centurion Fund reflect the effects of expense reimbursements paid by those funds to GIAC for certain administrative and shareholder servicing expenses incurred by GIAC on their behalf. For the year ended December 31, 1997, GIAC was reimbursed $696,767 by Value Line Strategic Asset Management Trust, and $483,127 by Value Line Centurion Fund.

POLICY VALUES AND BENEFITS


Death Benefit Options

Park Avenue Life provides two death benefit options. A policyowner must choose an option on the policy application. Regardless which death benefit option is chosen by the policyowner, after the Policy Anniversary nearest to the insured's 100th birthday, the death benefit is equal to the Policy Account Value.

The death benefit provided under Option 1 is the greater of:

      o     the Face Amount on the date of the insured's death; or
      o the minimum death benefit then required under Section 7702 of the Internal Revenue Code on the Monthly Date preceding the insured's death; or
      o after the first policy year, the policy's "variable insurance amount," which is defined below.

The death benefit provided under Option 2 is the greater of:

      o the Face Amount on the date of the insured's death plus any amount by which the Policy Account Value then exceeds the Benchmark Value as adjusted to the Monthly Date preceding the date of death; or
      o the minimum death benefit then required under Section 7702 of the Internal Revenue Code on the Monthly Date preceding the insured's death; or
      o     after the first policy year, the policy's variable insurance amount.

Any partial withdrawal taken after the Monthly Date preceding the date of death will reduce the death benefit under Option 1 or Option 2 by the amount of the partial withdrawal and any applicable charge if the insured dies after said Monthly Date but prior to the next succeeding Monthly Date.

The minimum death benefit required under Section 7702 of the Internal Revenue Code on any Monthly Date is $1,000 multiplied by the Policy Account Value, divided by the net single premium per $1,000 for the insured's Attained Age, sex and premium class. The net single premium is adjusted to the Monthly Date preceding the date of death. A table of net single premiums is set forth in the policy.

The variable insurance amount provides a guarantee that the death benefit will be greater than the then effective Face Amount if Policy Account Value is greater than the net single premium on any Policy Review Date. GIAC determines the variable insurance amount for each policy year after the first by multiplying $1,000 by the Policy Account Value on each Policy Review Date and dividing the result by the net single premium per $1,000 that applies for such Policy Review Date. The variable insurance amount will be reduced during a policy year if the Face Amount is reduced or if a partial withdrawal is effected. The net single premium for a Policy Review Date is based on the net single premiums for the immediately preceding and immediately succeeding Policy Anniversaries, as adjusted for the number of days between such Anniversaries.

Under an Option 1 policy, when favorable investment performance and Unscheduled Payments increase the Policy Account Value, the Net Amount at Risk under the policy will decrease. When the Net Amount at Risk is reduced, the dollar amount of the cost of insurance charges deducted on each Monthly Date may also decline. See "Monthly Deductions From The Policy Account Value."


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Under an Option 2 policy, favorable investment performance and the addition of Unscheduled Payments can possibly increase the Policy Account Value sufficiently to increase the death benefit. At such time, however, the Net Amount at Risk will not change as a result of the favorable investment performance or Unscheduled Payments. Unfavorable investment performance can reduce an Option 2 policy's death benefit, but the benefit will never be lower than the Face Amount.

Prospective policyowners should select the death benefit option that best meets their needs and objectives. Those who prefer to have the opportunity to increase their insurance coverage over the guaranteed Face Amount should choose Option 2. Those who prefer to have insurance coverage that generally does not vary with investment experience and potentially lower monthly cost of insurance charges should choose Option 1. If a policyowner's personal circumstances change, on or after the first Policy Anniversary he or she may change the then effective death benefit option if the insured is alive. However, only one death benefit option change is permitted in any single policy year.

A change in the death benefit option will be effective on the Monthly Date that next follows the date that GIAC approves the change. GIAC will not approve a request to change from Option 1 to Option 2 if Policy Premiums are then being waived under a waiver of premium rider. Evidence of insurability that is satisfactory to GIAC must be submitted with any request to change from Option 1 to Option 2, because the death benefit will increase by any positive amount by which the Policy Account Value exceeds the Benchmark Value on the date the change takes effect. The death benefit will decrease by this amount if the change is from Option 2 to Option 1. Changing the death benefit option does not change the Face Amount of a policy.

Death proceeds are payable to the beneficiary(ies) upon GIAC's receipt of due proof that the insured died while the policy was in force. GIAC may delay payment of the death proceeds if it contests a policy. See "Policy Proceeds" and "Incontestability."

Policy Values

The Policy Account Value is the sum of the values attributable to the Variable Investment Options, the Fixed-Rate Option and the Loan Collateral Account. While a policy is in force, such values are comprised of:

      o     the Net Premiums credited under a policy; plus or minus
      o the cumulative effects of the net investment experience of amounts held in the Variable Investment Options; plus
      o any interest paid on amounts in the Fixed-Rate Option or on amounts transferred to and held in the Loan Collateral Account; minus
      o     cumulative Monthly Deductions; minus
      o     any previously effected partial withdrawals; minus
      o the surrender charges and/or partial withdrawal charges assessed upon previously effected partial withdrawals; minus
      o     the surrender charges assessed upon any Face Amount reductions;
            minus
      o     any Premium Skip Option deductions; minus
      o     any transfer charges that may have been assessed.

A Park Avenue Life policy's Cash Surrender Value is the Policy Account Value minus the policy's surrender charges. After policy year 12, there are no surrender charges under a Park Avenue Life policy.

The Net Cash Surrender Value is the amount that may be obtained upon surrender of a policy. The Net Cash Surrender Value is calculated by subtracting any Policy Debt from the Cash Surrender Value and then adding to the result the portion of any previously paid Policy Premium Assessments which relate to periods beyond the next Monthly Date.

The Benchmark Value is a hypothetical account value that GIAC uses to determine:

      o whether the death benefit under an Option 2 policy has increased and, if so, the amount of such increase;
      o if a premium skip can be effected; o whether a partial withdrawal can be taken; and
      o after the Guaranteed Premium Period ends, whether the Basic Scheduled Premium will change for a policy year.

A Benchmark Value for each Policy Anniversary is set forth in the policy. See "Benchmark Value" under "Definitions" for a description of how the Benchmark Value for each Policy Anniversary is determined. The Benchmark Value on any day during a policy year is based on the Benchmark Values for the immediately preceding and immediately succeeding Policy Anniversaries, as adjusted for the number of days to such Anniversaries from the given day. GIAC does not guarantee that the Policy Account Value will equal or exceed the Benchmark Values set forth in a policy.

Values held in the Variable Investment Options may increase or decrease daily depending on the net investment experience of such options. The combination of partial withdrawals, unfavorable investment performance and ongoing Monthly Deductions can cause a policy's Policy Account Value to drop below zero (i.e., become negative). Even if this occurs, the policy will not lapse if all Policy Premiums are paid when due and there is no Policy Debt. However, GIAC will continue to accrue Monthly Deductions under the policy, which will increase the amount of the negative balance. While a policy has a negative balance, GIAC will calculate cost of insurance charges based on a Policy Account Value of zero, and all Net Premiums, including Net Premiums derived from Unscheduled Payments, will be applied to reduce the negative balance. Once the Policy Account Value equals or exceeds zero, Net Premiums will be allocated and credited as explained under "Allocation of Net Premiums" and "Crediting Payments."

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Amounts In the Separate Account

Amounts allocated, transferred or added to a Variable Investment Option are used to purchase units of the applicable Separate Account investment division. Units are redeemed and cancelled when amounts are withdrawn or transferred as a result of policyowner transactions, or when GIAC effects Monthly Deductions, Dollar Cost Averaging transfers or policy loans. The number of units purchased or redeemed in an investment division is calculated by dividing the dollar amount of the transaction by the division's unit value for the day of the transaction. On any given day, a policyowner's value in an investment division is the division's current unit value multiplied by the number of units credited to the policy for that division.

Unit values change daily, reflecting investment results and daily deductions of the charge for mortality and expense risks. GIAC determines unit values for the investment divisions of the Separate Account at the end of each day.

Policyowners bear the entire investment risk with respect to amounts held in the Separate Account.

Net Investment Factor

GIAC calculates the unit value for each investment division by multiplying the division's immediately preceding unit value by the applicable net investment factor for the subject day.

On any Business Day, the net investment factor for a Variable Investment Option is determined by dividing the sum of (a) and (b) by (c), and subtracting (d) from the result, where:

(a) is the net asset value per share of the Variable Investment Option's corresponding mutual fund at the close of the current Business Day;

(b) is the per share amount of any dividends or capital gains distributed by the mutual fund on the current Business Day;

(c) is the net asset value per share of such mutual fund at the close of the Business Day immediately preceding the current Business Day;

(d) is the sum of the daily charges GIAC deducts from the Variable Investment Options for:

      o the mortality and expense risks assumed by GIAC. The daily deduction for mortality and expense risks will not exceed .00002477 or the equivalent of a charge not exceeding .90% annually; and
      o     any federal, state or local taxes.

On any day that is not a Business Day, the net investment factor for a Variable Investment Option is determined by subtracting the sum of the daily charges in
(d) from 1.0.

The accompanying prospectuses for the funds describe the procedures used by the funds to calculate their respective net asset values per share. Currently, there is no daily deduction from the Separate Account for income taxes. See "Deductions From the Separate Account."

OTHER POLICY FEATURES

Policy Loans

While the insured is alive, a policyowner may borrow all or part of a policy's "loan value," by assigning the policy to GIAC as security for the loan. A policy's loan value is 90% of the Cash Surrender Value on the date that GIAC receives a proper written loan request (which includes an assignment of the policy) at its Executive Office, minus any then outstanding Policy Debt. The sum of any outstanding loan amounts plus accrued loan interest is the Policy Debt. A policy has no loan value when it is continued under the fixed-benefit Extended Term Insurance policy value option after lapse. See "Policy Value Options." Policy loan proceeds will ordinarily be paid to the policyowner within seven days of the date that GIAC received the loan request. For exceptions to this general rule, see "Policy Proceeds." The minimum loan amount is $500, unless the loan is an Automatic Premium Loan. A policyowner never actually receives the proceeds of a loan effected under Park Avenue Life's Automatic Premium Loan feature, as GIAC uses such proceeds to pay the Policy Premium due. See "Automatic Premium Loan."

When a policyowner takes a loan, GIAC transfers the amount of the loan from the Variable Investment Options and the Fixed-Rate Option into a Loan Collateral Account within GIAC's general account. GIAC will first transfer amounts held in the Variable Investment Options in proportion to the Policy Account Value held in such options as of the date it received the loan request. If the requested loan exceeds the Policy Account Value held in the Variable Investment Options, GIAC will transfer the excess amount from any Policy Account Value then held in the Fixed-Rate Option.

GIAC charges the policyowner interest on all outstanding loans at an annual rate of 8%, payable in arrears, until the later of the twentieth Policy Anniversary or the insured's Attained Age 65, at which time the annual rate decreases to 5%, payable in arrears, for all existing and new loans. Interest accrues daily and is due on Policy Anniversaries. If loan interest is not paid when due, GIAC automatically increases the outstanding loan by transferring amounts from the Variable Investment Options and the Fixed-Rate Option to the Loan Collateral Account, in the manner and order described above, so that the Loan Collateral Account will be equal to the Policy Debt as of the Policy Anniversary that loan interest was not paid. Amounts in the Loan Collateral Account earn interest at a minimum annual rate which is 2% less than the loan interest rate then in effect. Even though this means that the policyowner effectively pays GIAC loan interest at an annual rate of no more than 2% when he or she borrows under a policy, the policyowner is expected to pay all accrued loan interest when due.

Amounts transferred to the Loan Collateral Account in connection with policy loans no longer share the

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investment experience or returns of the options from which they were transferred. Accordingly, a policy loan will have a permanent effect on Policy Account Value and the benefits provided under a policy, even if the loan is repaid. The effect could be favorable or unfavorable, depending on the investment experience of the Variable Investment Options or the rate of interest credited under the Fixed-Rate Option while the loan is outstanding. In addition, the amount available for withdrawal or surrender and the death proceeds payable under the policy are reduced dollar-for-dollar by the amount of any outstanding Policy Debt.

The policyowner may repay all or part of the Policy Debt at any time while the insured is alive and while the policy is in force or continued after lapse as Reduced Paid-Up Insurance or Variable Reduced Paid-Up Insurance. See "Policy Value Options." The minimum loan repayment amount is the lesser of $100, unless the repayment accompanies a then due Policy Premium, or the then outstanding Policy Debt. See "Crediting Payments." If the death proceeds have not already been paid in cash or applied under a payment option, outstanding Policy Debt may also be repaid within 60 days after the insured's death. The proceeds payable to the beneficiary will then be increased by the amount of the repayment.

When GIAC credits and allocates a loan repayment, it transfers from the Loan Collateral Account the amount of the repayment, minus a proportional amount of accrued loan interest, plus a proportional amount of accrued Loan Collateral Account interest, as follows:

      o first, into the Fixed-Rate Option to repay all loans provided by Policy Account Value that had been attributable to the Fixed-Rate Option; and
      o then, into the Variable Investment Options in accordance with the Net Premium allocation instructions then in effect.

No transfer in or out of the Loan Collateral Account in connection with policy loans will be subject to transfer charges. Loan repayment amounts that are allocated to the Fixed-Rate Option will be credited with the Fixed-Rate Option interest rate then in effect until the next Policy Anniversary.

If Policy Debt is outstanding, it may be more advantageous to repay the debt than to make Unscheduled Payments. Unlike Unscheduled Payments, loan repayments are not subject to the Premium Charge. See "Deductions From Policy Premiums and Unscheduled Payments" and "Crediting Payments."

If the Policy Debt exceeds a policy's Cash Surrender Value on a Monthly Date, GIAC will notify the policyowner that a loan repayment is required to continue the policy in force. The policy will lapse 31 days after the default date set forth in the notice if GIAC does not receive a loan repayment that at least equals the amount specified in the notice, which will be the sum of

      o the amount by which the Policy Debt exceeded the Cash Surrender Value as of the Monthly Date that GIAC identified the shortfall, plus
      o     10% of the Cash Surrender Value on that Monthly Date.

If the insured dies after a loan repayment notice is mailed but before the 31 days have expired, GIAC will pay the beneficiary the death proceeds minus the unpaid Policy Debt. See "Grace Period" and "Policy Proceeds."

If a policy is treated as a modified endowment contract under the Internal Revenue Code, there may be tax consequences associated with taking a policy loan. See "Tax Effects" for a discussion of the circumstances under which a policy may be treated as a modified endowment contract and the corollary effects on policy loans. These tax consequences also apply to loans effected under the Automatic Premium Loan feature.

Reducing The Face Amount

After the first policy year, a policyowner may ask GIAC to reduce the Face Amount of his or her policy. GIAC will process a Face Amount reduction upon receipt of a proper written request at its Executive Office. GIAC additionally requires:

      o that the insured be living on the date that GIAC receives the request;
      o that the reduction be for at least $10,000, unless it is caused by a partial withdrawal (in which case, the partial withdrawal rules apply); and
      o that the reduced Face Amount will not be lower than GIAC's then current minimum Face Amount, unless the reduction is caused by a partial withdrawal.

The reduction will take effect on the Monthly Date next following the date that GIAC approves the change. GIAC will deduct a surrender charge from the Policy Account Value in the manner described under "Transaction Deductions From the Policy Account Value" if the Face Amount is reduced during the first 12 policy years. GIAC will also deduct a withdrawal charge from the Policy Account Value if a Face Amount reduction is caused by a partial withdrawal. A partial withdrawal from an Option 1 policy will typically result in an immediate Face Amount reduction. A partial withdrawal from an Option 2 policy will not reduce the Face Amount so long as the Policy Account Value exceeds the applicable Benchmark Value. However, the Option 2 death benefit will decline with each partial withdrawal. See "Death Benefit Options" and "Partial Withdrawals." Reducing the Face Amount could cause a policy to be treated as a modified endowment contract under the Internal Revenue Code. See "Tax Effects."

The Basic Scheduled Premium, Benchmark Values, surrender charge, Policy Account Value, Monthly Deductions, variable insurance amount and any benefits provided under additional benefit riders that relate to the policy's Face Amount will generally decrease when a Face Amount reduction takes effect. GIAC will send the owner revised

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policy pages reflecting any changes caused by a Face Amount reduction.

The Face Amount of a Park Avenue Life policy cannot be increased.

Partial Withdrawals

After the first policy year and while the insured is living, the policyowner may withdraw portions of the policy's Net Cash Surrender Value. Any such withdrawal must be requested in writing, and is subject to GIAC's approval. GIAC will process an approved partial withdrawal as of the Business Day on which it receives a proper written request at its Executive Office. The minimum net partial withdrawal amount is $500.

GIAC will not approve or process a partial withdrawal if, after withdrawing the requested amount and imposing all applicable charges,

      o the remaining Cash Surrender Value would be less than the Benchmark Value, as adjusted to the date of withdrawal (see below); or
      o     the policy would have no positive Net Cash Surrender Value.

For the purpose of processing partial withdrawals, the adjusted Benchmark Value shall be calculated as follows:

      o If the partial withdrawal occurs on a Policy Anniversary, the Benchmark Value is equal to the Benchmark Value on that date plus the Basic Scheduled Premium payable during the Guaranteed Premium Period for the current Face Amount.

      o If the partial withdrawal occurs on other than a Policy Anniversary, the Benchmark Value is based on linear interpolation between (a) and
            (b) where (a) equals the Benchmark Value on the preceding anniversary plus the Basic Scheduled Premium payable during the Guaranteed Premium Period for the current Face Amount and (b) equals the Benchmark Value on the next Policy Anniversary.

GIAC will notify the policyowner if a requested partial withdrawal cannot be effected.

GIAC assesses the following charges in connection with partial withdrawals: (1) a partial withdrawal charge that equals the lesser of $25 or 2% of the requested withdrawal amount; and (2) the applicable surrender charge if the partial withdrawal causes a Face Amount reduction during the first 12 policy years. See "Transaction Deductions From the Policy Account Value" and "Reducing the Face Amount."

To effect a partial withdrawal, GIAC will deduct the requested partial withdrawal amount and any applicable charges from the Policy Account Value held in the Variable Investment Options specified in the policyowner's request as of the Business Day it received the partial withdrawal request. If the sum of the requested withdrawal amount and all applicable charges exceeds the amounts held in the specified Variable Investment Options, GIAC will deduct the excess amount proportionately from the Policy Account Value held in the other Variable Investment Options. If this is still insufficient to provide the requested partial withdrawal amount, GIAC will withdraw the remaining excess amount from any Policy Account Value that is then held in the Fixed-Rate Option.

If no options have been specified by the policyowner, GIAC will deduct the requested partial withdrawal amount and any applicable charges proportionately from the Policy Account Value held in the Variable Investment Options as of the Business Day it received the request. If the sum of the requested withdrawal amount and all applicable charges exceeds the Policy Account Value held in the Variable Investment Options, GIAC will withdraw the excess amount from any Policy Account Value that is then held in the Fixed-Rate Option.

The proceeds of a partial withdrawal will ordinarily be paid within seven days of the date that GIAC receives the withdrawal request. For exceptions to this general rule, see "Policy Proceeds."

In addition to reducing the Net Cash Surrender Value of a policy, a partial withdrawal reduces the death benefit on a dollar-for-dollar basis. Under an Option 1 policy, the Face Amount will generally be reduced with each partial withdrawal. Under an Option 2 policy, the death benefit reduction will generally mirror the Net Cash Surrender Value reduction. The tax consequences of partial withdrawals are discussed under "Tax Effects."

Surrender

A Park Avenue Life policy may be surrendered for its Net Cash Surrender Value at any time while the insured is living. GIAC will compute the Net Cash Surrender Value as of the Business Day on which it receives a written surrender request in proper and complete form at its Executive Office. A surrender request is incomplete if it is not accompanied by the policy or an acceptable affidavit confirming the policy's loss. The Net Cash Surrender Value equals:

      o     the Policy Account Value, minus
      o     any surrender charge, minus
      o     any Policy Debt, plus
      o the portion of any Policy Premium Assessments paid for periods beyond the next Monthly Date.

                      EXAMPLE - Surrender in Policy Year 5
                              Male insured, Age 35
                    Preferred Plus Premium Class - Nonsmoker
                              Face Amount $250,000
                          Annual Policy Premium $2,030
            Assuming, 6% hypothetical gross return; 4.61% net return
                                See "Appendix A"

Policy Account Value                                $ 7,808.79
Surrender Charge                                     (2,265.00)
Policy Debt                                                 -0-
Pre-paid Policy Premium Assessments                         -0-
                                                    ----------
  Net Cash Surrender Value                          $ 5,543.79

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The Net Cash Surrender Value will ordinarily be paid within seven days of the date that GIAC receives a proper and complete surrender request. For exceptions to this general rule, see "Policy Proceeds." All insurance coverage ends as of the Business Day that GIAC computes the Net Cash Surrender Value in response to a proper and complete surrender request. See "Tax Effects" for a discussion of the tax consequences of surrendering a policy.

Transfers

The policyowner may request transfers in and out of the Variable Investment Options or into the Fixed-Rate Option at any time. However, the number of allocation options in which the Policy Account Value may be invested or held at any one time cannot currently exceed 7. Restrictions on transfers out of the Fixed-Rate Option are discussed under "Transfers From The Fixed-Rate Option." Transfer requests may be submitted to GIAC's Executive Office in writing or by telephoning 1-800-935-4128. Presently, transfers may be effected without charge or tax consequences.

The minimum transfer amount is the lesser of $500 or the entire amount held in the option from which GIAC effects a transfer. Transfers are effective as of the end of the Business Day on which the request is received. Written transfer requests received after 4:00 p.m. New York City time will be treated as received on the next succeeding Business Day. GIAC reserves the right to limit the frequency of transfers to not more than once every 30 days. GIAC also reserves the right to charge $25 for each transfer after the twelfth in a policy year. GIAC does not impose this charge currently. See "Deductions and Charges."

GIAC accepts telephone transfer instructions between 9:00 a.m. and 3:30 p.m. New York City time on each day that it is open for business. GIAC effects telephone transfer instructions at the unit values calculated at the close of business on the Business Day such instructions are received. GIAC will not honor telephone transfer instructions unless it has received a written authorization form from the policyowner. Callers are asked to provide precise identification and the personal security code for the policy. GIAC will accept telephone transfer instructions from any person who can provide the requested information, and is not responsible for any loss, damage, cost or expense resulting from following the foregoing procedures to implement telephone transfer instructions that it reasonably believes to be genuine. This means that the policyowner bears the risk of loss when unauthorized or fraudulent transfers are requested by telephone and GIAC has followed its procedures. Telephone transfer requests may be recorded without prior disclosure to the caller.

During periods of extreme market activity or drastic economic change, it may be very difficult to contact GIAC to request a telephone transfer. If this occurs, written transfer requests should be sent to the Executive Office. The rules for telephone transfers are subject to change, and GIAC reserves the right to suspend or withdraw this privilege without notice.

Transfers From the Fixed-Rate Option

Transfers from the Fixed-Rate Option are permitted once per policy year during the period starting on a Policy Anniversary and ending 30 days thereafter. Requests received on or within the 30 days before a Policy Anniversary will be effected on the Policy Anniversary. Requests received within the 30 days following a Policy Anniversary will be effected on the Business Day of receipt. GIAC will not honor requests for transfers out of the Fixed-Rate Option that are received at other times during a policy year.

GIAC transfers amounts from the Fixed-Rate Option in the same order as the amounts were allocated to such option. This means that amounts on deposit in the Fixed-Rate Option for the longest period of time will be the first amounts transferred out. The maximum amount that may be transferred out of the Fixed-Rate Option each policy year is the greater of 33 1/3% of the Policy Account Value in the Fixed-Rate Option on the Policy Anniversary on or immediately preceding the date of transfer or $2,500.

Dollar Cost Averaging Transfer Option

The policyowner may elect to have designated dollar amounts automatically transferred on each Monthly Date from The Guardian Cash Fund investment division of the Separate Account to one or more of the other options offered under the policy. GIAC will not implement automatic transfers unless it has received a properly completed authorization form.

The period selected for the Dollar Cost Averaging option to be in effect shall be at least 12 months, and the minimum amount that may be transferred into each other option on each Monthly Date is $100 per transfer. Before the policyowner's Dollar Cost Averaging transfer program goes into effect, the Policy Account Value attributable to The Guardian Cash Fund investment division must be at least equal to the product of the number of months in the selected duration multiplied by the aggregate amount designated for transfer each month (e.g., 12 x $100 = $1200). GIAC will notify the policyowner if this minimum is not satisfied. No Dollar Cost Averaging transfers will be effected until the minimum is satisfied. The policyowner may add to the Policy Account Value attributable to the Cash Fund investment division to extend the period that the Dollar Cost Averaging transfer program remains in effect.

Automatic transfers under a Dollar Cost Averaging program will end when:

      o the period set forth in the Dollar Cost Averaging authorization form ends; or
      o the Policy Account Value attributable to The Guardian Cash Fund investment division is less than the amount designated for transfer on a Monthly Date (though GIAC will transfer the remaining amount on a pro-rata basis to the options that were last

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            designated by the policyowner for automatic transfers, leaving a zero balance in the Cash Fund investment division); or
      o a written request to terminate the program is received at GIAC's Executive Office at least three Business Days prior to the next scheduled transfer; or
      o the policy is surrendered or lapses; or o a policy value option takes effect.

Automatic transfers can be reinstated or changed, subject to the rules described above, if GIAC receives a new authorization form within three Business Days before the Monthly Date on which the reinstatement or change is to be effective.

Periodic investing of the same dollar amount permits a policyowner to acquire more units in a receiving Variable Investment Option when the price per share of its corresponding mutual fund is low, and fewer when such price is high. Accordingly, this strategy may reduce the impact of fluctuations in the receiving Option's unit value over the period that automatic transfers are effected. However, there can be no assurance of profit or protection against loss in a declining market.

Policy Proceeds

Death proceeds are determined as set forth in "Death Benefit Options" and become payable upon GIAC's receipt at the Executive Office of due proof that the insured died while the policy was in force. The amount(s) involved in all other policy transactions will be determined as of the end of the Business Day on which GIAC receives satisfactory information, instructions or documentation at its Executive Office. See "Communications With GIAC." GIAC will ordinarily pay any Net Cash Surrender Value, policy loan, partial withdrawal, death proceeds or other policy transaction proceeds from the Variable Investment Options within seven days after it has received the information it needs to determine the payable amount. However, GIAC may delay transfers, loans or other payments from some or all of the Variable Investment Options when: (1) the NYSE is closed for other than weekends or holidays, or trading is restricted; (2) the SEC determines that a state of emergency exists that may make policy transactions impracticable; or (3) at any other time when one or more of the Variable Investment Options' corresponding mutual funds lawfully suspends payment or redemption of their shares.

Requests for transfers, loans or any other payment out of the Fixed-Rate Option will normally be effected promptly after GIAC receives the required information or documentation. However, GIAC has the right to delay such transfers, loans or payments for up to six months from the date of a request. GIAC will pay interest at a rate not less than 3% per year on payments out of the Fixed-Rate Option deferred 30 days or more. Requests for transfers out of the Fixed-Rate Option may only be made during certain periods. See "Transfers From the Fixed-Rate Option."

The death proceeds actually paid to the beneficiary(ies) of a Park Avenue Life policy will include that portion of previously paid Policy Premium Assessments that relate to a period beyond the policy month of death. GIAC will also include any proceeds provided by additional benefit riders in the death proceeds paid. Any outstanding Policy Debt will be deducted from the death proceeds paid. If the insured dies during the grace period for an unpaid Policy Premium, GIAC will calculate the death benefit as though the Policy Premium had been paid when due and then deduct the portion of such premium that relates to periods through the policy month of death from the death proceeds to be paid. If the insured is Attained Age 100 or older at death, the death proceeds will be the Policy Account Value minus any Policy Debt as of the date of death.

Death proceeds may also be adjusted as a result of: (1) a misstatement of the insured's Age or sex on the application for a policy; (2) the insured's suicide within two years from the Issue Date or the effective date of a change in the death benefit from Option 1 to Option 2 (but only to the extent of any increase in the death benefit over the Face Amount that resulted from the change in options); or (3) any limits imposed by a rider to the policy.

Policy Value Options

If a policy has no Cash Surrender Value when it lapses, GIAC will terminate the policy and all insurance coverage will end. If a lapsed policy has Cash Surrender Value, insurance coverage can be continued after lapse under one of the policy value options described below. Alternatively, the policyowner can:
(1) request payment of the Net Cash Surrender Value, in which case all insurance coverage will end; or (2) take steps to fulfill the conditions to reinstate the policy. See "Reinstatement."

Generally, policy value Option A is the automatic option if the policyowner neither elects another option, nor requests payment of the Net Cash Surrender Value or reinstatement of the policy by the end of the grace period. However, policy value Option B will be implemented if the lapsed policy does not qualify for Option A, or if the insurance coverage provided under policy value Option B equals or exceeds that which would be provided under Option A. A Park Avenue Life policy issued in premium class 3 or higher, or with a temporary rating charge, does not qualify for policy value Option A.

Of the policy value options available, only Option C provides for continuing investment through the Variable Investment Options. Partial withdrawals and loans are permitted under Option B and Option C, but not Option A. See "Tax Effects" for information about the effects of cancelling Policy Debt when a policy value option becomes effective.

While the insured is living, the policyowner may surrender the insurance provided by a policy value option for the option's then net cash surrender value. An option's net cash surrender value is its cash value minus any outstanding policy debt. The cash value under policy value Option A is the then present value of the insurance provided by the

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option. The cash value under policy value Option B is the sum of the values attributable to the Fixed-Rate Option and the Loan Collateral Account (see below). The cash value under policy value Option C is the sum of the values attributable to the Variable Investment Options, the Fixed-Rate Option and the Loan Collateral Account (see below).

Option A is Non-Participating fixed-benefit Extended Term Insurance. This limited term insurance provides a death benefit that is equal to the death benefit under the lapsed policy, less any outstanding Policy Debt. The length of time that coverage will continue under policy value Option A depends on the Net Cash Surrender Value of the lapsed Park Avenue Life policy, as such value will be used as a net single premium for the term coverage that can be provided for the insured's Attained Age, sex and premium class. To implement policy value Option A, GIAC irrevocably transfers the lapsed policy's Net Cash Surrender Value to its general account. No further Policy Premiums will be due; no Unscheduled Payments or partial withdrawals will be permitted and no further Monthly Deductions will be taken while Option A is in force. Extended term insurance has a cash surrender value that declines to zero at the end of the term, but no loan value.

Option B is Non-Participating Reduced Paid-Up Insurance. Policy value Option B provides lifetime insurance coverage on the insured. The initial amount of the death benefit under this option will be the benefit that can be purchased by using the policy's Cash Surrender Value on the default date as a net single premium for the insured's Attained Age, sex and premium class. If Policy Debt is to be cancelled when Option B takes effect, the Net Cash Surrender Value will be used as the net single premium. See "Tax Effects." Any Policy Debt continued or incurred under policy value Option B is subject to the policy's provisions regarding policy loans. The death benefit under policy value Option B is likely to be smaller than the death benefit under the lapsed policy.

To implement policy value Option B, GIAC irrevocably transfers the lapsed policy's Unloaned Policy Account Value to the Fixed-Rate Option and deducts all applicable surrender charges. GIAC also deducts the Policy Debt if the policyowner has asked to have such debt cancelled when this option takes effect. The remaining amount will be credited with a guaranteed rate of interest of at least 4%. If the amounts retained under Option B earn interest at higher rates, the Option's death benefit may increase. The death benefit under policy value Option B will never be lower than the death benefit that would be required by
Section 7702 of the Internal Revenue Code for the Option. See "The Fixed-Rate Option" and "Death Benefit Options."

No further Policy Premiums will be due, and no Unscheduled Payments are permitted under policy value Option B. GIAC will deduct the monthly cost of insurance charge and any partial withdrawal charges from the Fixed-Rate Option while policy value Option B is in force. See "Deductions and Charges."

Non-participating reduced paid-up insurance has a net cash surrender value and loan value.

Option C is Non-Participating Variable Reduced Paid-Up Insurance. If a lapsed Park Avenue Life policy had provided coverage for an insured in a standard or better premium class for at least one year from its Issue Date, and its Cash Surrender Value was at least $10,000 as of the default date, the policyowner can use policy value Option C to continue lifetime insurance coverage for the insured. GIAC will implement policy value Option B if a policyowner who elected Option C is ineligible for it when an option is to be implemented.

Under this option, values can be retained in the Variable Investment Options and/or the Fixed-Rate Option, and the policyowner can continue to make transfers in the same manner as permitted under the Park Avenue Life policy.

The initial amount of the death benefit under this option will be the benefit that can be purchased by using the policy's Cash Surrender Value on the default date as a net single premium for the insured's Attained Age, sex and premium class. If Policy Debt is to be cancelled when Option C takes effect, the Net Cash Surrender Value will be used as the net single premium. See "Tax Effects." Any Policy Debt continued or incurred under policy value Option C is subject to the policy's provisions regarding policy loans. The death benefit under policy value Option C is initially likely to be smaller than the death benefit under the lapsed policy. Once policy value Option C is in force, the death benefit will vary with the net investment experience of the policyowner's Variable Investment Option selections.

Unlike the Park Avenue Life policy, this option does not provide a guaranteed minimum face amount of insurance. Accordingly, unfavorable investment performance, partial withdrawals and/or loans can reduce or eliminate this option's death benefit. If this option's cash value declines to zero, there can be no death benefit and the option will lapse. Variable reduced paid-up insurance can (but may not) have net cash surrender value and loan value.

No further Policy Premiums will be due, and no Unscheduled Payments will be permitted while policy value Option C is in force. GIAC will deduct the monthly cost of insurance charge and any partial withdrawal charges or transfer charges in the same manner as under the policy while this option is in force. Deductions from the Separate Account and the mutual funds will continue to have an impact under policy value Option C. See "Deductions and Charges."

Fixed-Benefit Insurance During the First 24 Months

During the first 24 policy months, the policyowner has the right to exchange his or her Park Avenue Life policy and replace it with a fixed-benefit whole life insurance policy issued by GIAC or an affiliate of GIAC (the "new policy"). No evidence of insurability will be required. Policy values under the new policy will be held in the issuer's general account. The new policy's face amount will be the same

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as the Park Avenue Life policy's Face Amount as of the exchange date. The insured's Age under the original policy will be retained under the new policy. The policyowner must repay all outstanding Policy Debt before the exchange is effected.

There may be a cost or credit to be paid upon this type of exchange, depending on the amount applied to the new policy. The amount applied to the new policy is the greater of (1) or (2) where:

      o (1) is the cumulative premiums for the new policy with interest at 6% minus the cumulative Policy Premiums for the exchanged Park Avenue Life policy with interest at 6%; and
      o (2) is the guaranteed cash value of the new policy minus the Cash Surrender Value of the exchanged Park Avenue Life policy on the exchange date. The cash value will depend on the new policy's face amount, premium class, and the insured's age and sex on the policy date.

If the greater amount is less than zero, the issuer of the new policy will pay an exchange credit to the policyowner. If the greater amount is more than zero, the policyowner must pay the exchange cost to the issuer of the new policy.

The exchange date is the date that the new policy is issued. The new policy will be issued upon the later of:

      o the Business Day GIAC receives the policyowner's written exchange request and his or her Park Avenue Life policy at its Executive Office; or
      o the Business Day any exchange cost payable by the policyowner is received by the issuer of the new policy.

Waiver of premium and accidental death benefit riders from the Park Avenue Life policy can be attached to the new policy. Other additional benefit riders are only available upon the consent of the issuer of the new policy. Competent legal and tax advice should be sought in connection with exchanging a policy.

Payment Options

The death proceeds or Net Cash Surrender Value of a Park Avenue Life policy can be paid in a lump sum, or under one or more of the payment options described below. The policyowner may select the payment option(s) while the insured is living. If no election has been made when policy proceeds become payable, the payee may select the payment option(s). A payment option election for death proceeds must be made within one year of the insured's death. The payment election for other proceeds must be made within 60 days after the proceeds become payable. A payee under any payment option must be a natural person. The policyowner may appoint a secondary payee to receive any payments remaining after the death of the initial payee. Amounts applied to a payment option will not share in the income, gains or losses of the Variable Investment Options, nor be credited interest in the amount or manner provided by the Fixed-Rate Option. At least $5,000 must be applied under each option selected. See "Death Benefit Options," "Partial Withdrawals," "Surrender" and "Policy Proceeds" for information about when the proceeds of a Park Avenue Life policy are payable.

Under Option 1, GIAC will hold the proceeds and make monthly interest payments at a guaranteed annual rate of 3%.

Under Option 2, GIAC will make monthly payments of a specified amount until the proceeds and interest are fully paid. At least 10% of the original proceeds must be paid each year. Guaranteed interest of 3% will be added to the proceeds each year.

Under Option 3, GIAC will make monthly payments for a specified number of years. The amount of the payments will include interest at 3% per year.

Under Option 4, GIAC will make monthly payments for the longer of the life of the payee or 10 years. The minimum amount of each payment will include interest at 3% per year.

Under Option 5, GIAC will make monthly payments until the amount paid equals the proceeds settled, and for the remaining life of the payee. The minimum amount of each payment will include interest at 3% per year.

Under Option 6, GIAC will make monthly payments for 10 years and for the remaining life of the last surviving of two payees. The minimum amount of each payment will include interest at 3% per year.

Payment option tables for Options 4, 5, and 6 are based on the Annuity 2000 Mortality Tables (male and female) projected 20 years to the year 2020 by 100% of the male scale G Factors (for males) and 50% of the female scale G Factors (for females).

Monthly payments under a payment option must be at least $50. The policy sets forth the amount payable each month per $1,000 of proceeds applied under Options 3, 4, 5 and 6, as well as the amount payable upon the termination of a payment option.

TAX EFFECTS

This discussion is based on GIAC's understanding of the effects of current federal income tax laws, as currently interpreted, on Park Avenue Life policies. This discussion is general in nature, and should not be considered to be tax advice. Anyone interested in purchasing a policy or effecting policy transactions should consult a legal or tax adviser regarding such person's particular circumstances. There can be no guarantee that the federal income tax laws, including related rules and regulations, or interpretations of them, will not change while this prospectus is in use or while a policy is in force.

Treatment of Policy Proceeds

GIAC believes that a Park Avenue Life policy will be treated as "life insurance" as defined in the Internal Revenue Code. Accordingly, under federal income tax law:


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      o the death proceeds received by a beneficiary will not be subject to federal income tax; and

      o increases in the Policy Account Value resulting from interest or investment experience will not be subject to federal income tax unless they are distributed from the policy before the insured's death.

Income recognized when a pre-death distribution is taken will be characterized and taxed as "ordinary income."

The definition of "life insurance" under the Code can be met if a life insurance policy satisfies either one of two tests that are set forth in the Code. The manner in which these tests should be applied to certain features of the Policy is not clearly addressed by the Code, regulations or pertinent authorities thereunder. The presence of these policy features, and the absence of any pertinent interpretations of the tests, thus creates some uncertainty about the application of the tests to the policy.

The federal income tax consequences of taking distributions from a policy will depend on whether the policy is determined to be a "modified endowment contract."

A modified endowment contract is an insurance policy that fails to meet a "seven-pay" test. In general, a policy will fail the seven-pay test if the cumulative amount of premiums paid under the policy at any time during the first seven policy years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical policy issued on the same insured and for the same initial death benefit that, under specified conditions (including the absence of expense, administrative and surrender charges), would be fully paid for after seven level annual payments.

A Park Avenue Life policy could be treated as a modified endowment contract if the cumulative premiums paid (whether through scheduled Policy Premiums or Unscheduled Payments) at any time during the first seven policy years exceeds the cumulative seven-pay premiums that can be paid under the hypothetical policy.

Whenever there is a "material change" under a policy, the policy will generally be treated as a new contract and become subject to a new seven-pay period and new seven-pay limit. A materially changed policy would become a modified endowment contract if it failed to satisfy the new seven-pay limit. Increasing a policy's future benefits might result in a material change. Future benefits can increase, for example, if the death benefit is changed from Option 1 to Option 2, benefits are added by rider, or a lapsed policy is reinstated. An exchange is treated as a material change.

If the benefits under a policy are reduced during the first seven policy years (or within seven years after a material change), the applicable seven-pay limit must be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay limit, the policy will become a modified endowment contract. Policy benefits are reduced, for example, when the Face Amount is reduced, when certain partial withdrawals are taken, when the death benefit is changed from Option 2 to Option 1, or when a policy value option takes effect.

A life insurance policy received in exchange for a modified endowment contract, or a modified endowment contract that lapses and is reinstated, will be treated as a modified endowment contract.

Once a policy becomes a modified endowment contract, it will remain a modified endowment contract unless the violating transaction is reversed within thirty days of its occurrence. The policyowner will be notified if a transaction has caused or will cause the policy to be classified as a modified endowment contract. If a transaction has caused the policy to be classified as a modified endowment contract, the policyowner will be given the option of reversing the transaction not later than 30 days from the date of notification.

The rules relating to whether a policy will be treated as a modified endowment contract are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective policyowner should consult with a competent adviser to determine whether a transaction will cause the policy to be treated as a modified endowment contract.

Pre-death distributions from a Park Avenue Life policy that is NOT a modified endowment contract will generally receive the following federal income tax treatment:

      (1) Partial withdrawals should generally be treated as first recovering the policyowner's "basis" in the policy and then as distributing taxable income. However, during the first 15 policy years, distributions may first be treated wholly or partially as taxable income if the ratio of the Policy Account Value to the death benefit exceeds the applicable ratio under Section 7702 of the Internal Revenue Code. The basis in a policy generally equals the premiums paid minus any amounts previously recovered through tax-free policy distributions.
      (2) If a policy is surrendered, the excess, if any, of the Cash Surrender Value (which includes the amount of any Policy Debt) over the basis will be subject to federal income tax. Any loss incurred upon surrender is generally not deductible. The tax consequences of surrender may differ if the proceeds are received under a payment option.
      (3) Loans will ordinarily be treated as indebtedness, and no part of a loan will be subject to current federal income tax, as long as the policy remains in force. Upon lapse, however, cancellation of a loan will be treated as a distribution and may be taxed. Generally, policy loan interest is not tax deductible by the policyowner.

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Pre-death distributions from a Park Avenue Life policy that is a modified endowment contract will generally receive the following federal income tax treatment:

      (1) Any distribution will be taxed on an "income-first" basis to the extent that the Policy Account Value exceeds the basis in the policy. For this purpose, distributions include partial withdrawals, surrenders, assignments and policy loans (including any automatic premium loans or automatic increases in policy loans to pay loan interest). Loans that are treated as taxable income are added to the basis of modified endowment contracts.
      (2) For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by GIAC or its affiliates to a policyowner during any calendar year shall be treated as one modified endowment contract.
      (3) A 10% penalty tax will also apply to any taxable distribution, unless the distribution is: (a) made to a taxpayer who is 59 1/2 years of age or older; (b) attributable to disability (as defined in the Internal Revenue Code); or (c) received as part of a series of substantially equal periodic payments for the taxpayer's life (or life expectancy) or the joint lives (or joint life expectancies) of the taxpayer and a beneficiary.

The Secretary of the Treasury is authorized to prescribe additional rules to prevent avoidance of income-first taxation on distributions from modified endowment contracts.

If a policy becomes a modified endowment contract, distributions that occurred during the policy year in which such policy became a modified endowment contract, and distributions in any subsequent policy year will be taxed as described above. In addition, distributions that occurred within the preceding two years will be subject to such tax treatment. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. The Secretary of the Treasury is authorized to prescribe rules that would similarly treat other distributions made in anticipation of a policy becoming a modified endowment contract.

Exchanges

Typically, there are no federal income tax consequences when one life insurance policy is exchanged for another to cover the same insured. However, the new policy will be subject to the seven-pay test from the date of the exchange, and can be treated as a modified endowment contract if it fails to satisfy such test. Additionally, a policy may lose any privileges to be excused by "grandfathering" from statutory or regulatory changes made after its issuance if it is exchanged for another policy. For these reasons, anyone who is (1) considering exchanging another life insurance policy to obtain a Park Avenue Life policy, or (2) considering exchanging a Park Avenue Life policy to obtain a different life insurance policy should consult a competent tax adviser.

Diversification

If a policy does not qualify as "life insurance" under the Internal Revenue Code, the policyowner can become immediately subject to federal income tax on the income under his or her policy. For variable life insurance policies to qualify as life insurance, section 817(h) of the Internal Revenue Code requires their underlying investments to be adequately diversified. Treasury Department regulations specify the diversification requirements. GIAC believes that the investment divisions of the Separate Account, through their corresponding mutual funds, comply fully with such requirements.

To date, no regulations or rulings have been issued to provide guidance regarding the circumstances under which a policyowner's ability to control his or her investments under a policy by exercising premium allocation and transfer privileges would cause him or her to be treated as the owner of a pro-rata portion of the assets in an insurance company's separate account. If a Park Avenue Life policyowner was considered the owner of assets in the Separate Account, the income and gains attributable to his or her Policy Account Value in the Variable Investment Options would be included in his or her gross income. GIAC currently believes that it, and not its policyowners, is considered to own the Separate Account's assets. However, GIAC cannot predict when the Treasury Department or the Internal Revenue Service ("IRS") will issue guidance regarding these matters, nor the nature of any such guidance.

Policy Changes

GIAC may, to the extent it deems necessary, make changes to the policy or its riders (1) to assure that Park Avenue Life initially qualifies and continues to qualify as life insurance under the Internal Revenue Code; or (2) to attempt to prevent a policyowner from being considered the owner of a pro-rata portion of the Separate Account's assets (see above). Any such change will apply uniformly to all policies that are affected. If required by state insurance regulatory authorities, advance written notice of such changes will be provided.

Tax Changes


From time to time the United States Congress considers legislation that, if enacted, could change the tax treatment of life insurance policies prospectively or even retroactively. In this connection, the President's 1999 Budget Proposal has recommended legislation that, if enacted, would adversely modify the federal taxation of certain insurance and annuity contracts. For example, one proposal would tax transfers among investment options and tax exchanges involving variable contacts. A second proposal would reduce the "investment in the contract" under cash value life insurance and certain annuity contracts, thereby increasing the amount of income for purposes of computing gain. In addition, the Treasury Department and IRS may amend existing regulations, issue new regulations, or adopt new


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interpretations of existing laws or regulations. Also, state or local tax laws that relate to owning or benefiting from a policy can be changed from time to time without notice. It is impossible to predict whether, when or how any such change would be adopted. Anyone with questions about such matters should consult a legal or tax adviser.


Estate and Generation Skipping Transfer Taxes

If the policyowner is also the insured, the death benefit under a Park Avenue Life policy will generally be included in the policyowner's estate for purposes of federal estate tax. If the policyowner is not the insured, under certain circumstances only the Cash Surrender Value would be so included. In general, estates of U.S. citizens or residents that are valued at less than $600,000 will not incur federal estate tax liability, and an unlimited marital deduction may be available for federal estate and gift tax purposes. Federal estate tax is integrated with federal gift tax under a unified rate schedule.

As a general rule, designating a beneficiary or paying proceeds to a person who is two or more generations younger than the policyowner, may cause a generation skipping transfer ("GST") tax to be payable. The GST tax is imposed at a rate that equals the maximum estate tax rate. Individuals are generally allowed an aggregate GST tax exemption of $1 million. Because these rules are complex, a legal or tax adviser should be consulted for specific information.

The particular situation of each policyowner or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate and GST taxes, as well as state and local estate, inheritance and other taxes.

Legal Considerations for Employers

In 1983, the United States Supreme Court held that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The Court applied its decision to benefits derived from contributions made on or after August 1, 1983. Lower federal courts have since held that the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, some states prohibit using sex-distinct mortality tables.

The Policy uses sex-distinct actuarial tables, unless state law requires the use of sex-neutral actuarial tables. As a result, the Policy generally provides different benefits to men and women of the same age. Employers and employee organizations which may consider buying Policies in connection with any employment-related insurance or benefits program should consult their legal advisers to determine whether the Policy is appropriate for this purpose.

Other Tax Consequences


The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if a policyowner is contemplating the use of a policy in any arrangement the value of which depends in part on its tax consequences, the policyowner should consult a qualified tax advisor regarding the tax attributes of the particular arrangement. In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business should consult a tax advisor regarding possible tax consequences associated with the Policy prior to acquisition and also before entering into any subsequent changes to or transactions under the Policy.


GIAC's Taxes

Under the current life insurance company tax provisions of the Internal Revenue Code, an insurer's variable life insurance business is treated in a manner consistent with a fixed-benefit life insurance business. Accordingly, GIAC pays no income tax on investment income and capital gains reflected in its variable life insurance policy reserves, and no charge is currently being made to any investment division of the Separate Account for taxes. GIAC reserves the right to assess a charge against the Separate Account in the future for taxes or other tax-related economic burdens which it incurs that are attributable to the Separate Account or allocable to the policy. The operations of the Separate Account are reported on GIAC's federal income tax return, which is then consolidated with that of GIAC's parent, Guardian Life.

GIAC may have to pay state, local and other taxes in addition to premium taxes. At present, these taxes are not substantial. If they increase, charges may be made for such taxes that are attributable to the Separate Account or allocable to the policy.

Income Tax Withholding

GIAC is generally required to withhold for income taxes applicable to taxable distributions. A policyowner can elect in writing to not have income taxes withheld. If income tax is not withheld for a taxable distribution, or if an insufficient amount is withheld, tax payments may be required from the policyowner later. Under the applicable tax rules, penalties may be assessed against the policyowner if withholding or estimated tax payments are insufficient. GIAC may also be required to withhold GST taxes if it does not receive satisfactory written notification that no such taxes are due.

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                        THE VARIABLE INVESTMENT OPTIONS

THE SEPARATE ACCOUNT

The Separate Account was established by resolution of GIAC's Board of Directors on November 18, 1993 under the insurance law of the state of Delaware, and meets the definition of "separate account" under the federal securities laws. The Separate Account is registered with the SEC as a unit investment trust, which is a type of investment company under the Investment Company Act of 1940 (the "1940 Act"). A unit investment trust invests its assets in specified securities, such as the shares of one or more registered mutual funds, rather than a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the investment management or programs of the Separate Account or GIAC. Under Delaware law, however, both GIAC and the Separate Account are subject to regulation by the Delaware Insurance Commissioner. GIAC is also subject to the insurance laws and regulations of all states and jurisdictions where it is authorized to conduct business.

GIAC owns the assets held in the Separate Account. The assets equal to the reserves and other liabilities of the Separate Account are used only to support the variable life insurance policies issued through the Separate Account. Delaware insurance law provides that such assets may not be used to satisfy liabilities arising from any other business that GIAC may conduct. This means that the assets supporting Policy Account Values maintained in the Variable Investment Options are not available to meet the claims of GIAC's general creditors. GIAC may also retain in the Separate Account assets that exceed the reserves and other liabilities of the Separate Account. Such assets can include GIAC's direct contributions to the Account, accumulated charges for mortality and expense risks, or the investment results attributable to GIAC's retained assets. Because such retained assets do not support Policy Account Values, GIAC may transfer them from the Separate Account to its general account.

The Separate Account has several investment divisions, each of which invests in shares of a corresponding mutual fund. The funds are briefly described below. More complete information about the mutual funds, including all fees and expenses, appear in the prospectuses which accompany this prospectus.

THE FUNDS

Each of the funds is an open-end diversified management investment company, and is registered with the SEC under the 1940 Act. Such registration does not involve any supervision by the SEC of the investment management or policies of the funds. The funds do not impose a sales charge or "load" for buying and selling their shares, so GIAC buys and sells shares at net asset value in response to policyowner-requested and other policy transactions.

Presently, policy and contract values attributable to both variable life insurance policies and variable annuities may be invested in the funds through GIAC's separate accounts. While each fund's Board of Directors intends to monitor events in order to identify and, if deemed necessary, act upon any material irreconcilable conflicts that may possibly arise, GIAC may also take action to protect policyowners. See "Rights Reserved by GIAC" and the accompanying prospectuses for the mutual funds.

Investment Objectives and Policies of the Funds

Each fund has a different investment objective that it tries to achieve by following specified investment policies. The objective and policies of each fund will affect its potential returns and its risks. There is no guarantee that a fund will achieve its investment objective. The following chart states each fund's objective and lists typical portfolio investments.

FUND                    INVESTMENT OBJECTIVE        TYPICAL INVESTMENTS
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Guardian Stock          Long-term growth of         U.S. common stocks and
Fund                    capital                     convertible securities

Guardian Small          Long-term growth of         U.S. common stocks and
Cap Stock Fund          capital                     convertible securities

Guardian Bond           Maximum income with-        investment grade debt
Fund                    out undue risk of           obligations and U.S.
                        principal                   government securities

Guardian Cash           High level of current       money market instruments
Fund                    income; preservation
                        of capital

Baillie Gifford         Long-term capital           common stocks and
International           appreciation                convertible securities
Fund                                                issued by foreign companies


Baillie Gifford         Long-term capital           common stocks and
Emerging                appreciation                convertible securities
Markets Fund                                        issued by companies that
                                                    are organized in, generally
                                                    operate in, or which
                                                    principally sell their
                                                    securities in emerging
                                                    market countries

Value Line              Long-term growth of         U.S. common stocks, ranked
Centurion               capital                     1 or 2 by the Value Line
Fund                                                Ranking System*

Value Line              High total investment       U.S. common stocks, ranked
Strategic Asset         return consistent with      1 or 2 by the Value Line
Management              reasonable risk             Ranking System,* bonds and
Trust                                               money market instruments

Gabelli Capital         Growth of capital;          U.S. common stocks and
Asset Fund              current income as a         convertible securities
                        secondary objective

MFS Emerging            Long-term growth of         U.S. common stocks of
Growth Series           capital                     emerging growth companies

MFS Total               Above-average income        equity securities and non-
Return Series           (compared to a portfolio    convertible fixed income
                        invested entirely in        securities
                        equity securities)
                        consistent with prudent
                        employment of capital,
                        and secondarily to
                        provide a reasonable
                        opportunity for growth
                        of capital and income

MFS Growth              Reasonable current          common stocks and
With Income             income and long-term        convertible securities
Series                  growth of capital and       issued by U.S. and foreign
                        income                      companies

* The Value Line Ranking System has been used substantially in its present form since 1965. The System ranks stocks on a scale of 1 (highest) to 5 (lowest) for year-ahead relative performance (timeliness).


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FUND                    INVESTMENT OBJECTIVE        TYPICAL INVESTMENTS
--------------------------------------------------------------------------------
MFS Bond                To provide as high a        convertible and non-
Series                  level of current income     convertible debt securities
                        as is believed consistent   and preferred stocks; U.S.
                        with prudent investment     government securities;
                        risk and secondarily to     commercial paper;
                        protect shareholders'       repurchase agreements and
                        capital                     cash or cash equivalents

American                Long-term capital growth    equity securities of well-
Century VP              with income as a            established intermediate-
Value Fund              secondary objective         to-large companies whose
                                                    securities are believed to
                                                    be undervalued

American                Capital growth              international common stocks
Century VP                                          with potential for
International                                       appreciation
Fund

AIM V.I. Value          Seeks long-term growth      common stocks, convertible
Fund                    of capital by investing     bonds and convertible
                        primarily in undervalued    preferred stock, preferred
                        stocks with income as a     stock and debt instruments
                        secondary objective         believed to be undervalued
                                                    relative to the overall
                                                    market

AIM V.I.                Seeks capital apprecia-     common stocks of medium-
Capital                 tion by investing in        sized and smaller emerging
Appreciation            stocks with emphasis        growth companies
Fund                    on medium-sized and
                        smaller emerging
                        growth companies

Fidelity VIP III        Capital growth              common stocks and
Growth                                              convertibles
Opportunities
Portfolio

Fidelity VIP            Reasonable income with      income-producing
Equity-Income           capital appreciation as a   equity securities
Portfolio               secondary objective

Fidelity VIP            High level of current       high-yielding debt
High Income             income                      securities with an emphasis
Portfolio                                           on lower-quality securities

Fidelity VIP II         Total return that           equity securities of
Index 500               corresponds to that of      companies that compose the
Portfolio               the Standard & Poor's       Standard & Poor's 500 and in
                        500 Index                   other instruments that are
                                                    based on the value of the
                                                    Index


Investment Performance of the Funds


The average annual total returns shown below are based on the actual investment performance of the mutual funds for years ended December 31, 1997. They reflect the deduction of investment advisory fees and operating expenses, and assume the reinvestment of all dividends and capital gains distributed by the funds. These returns are not illustrative of how actual investment performance will affect the benefits provided by a Park Avenue Life policy because they do not reflect the effects of the deductions and charges that GIAC makes under the policy's terms. Moreover, these returns are not an estimate or prediction of future performance. They may be useful, though, in assessing the past performance of the investment advisers of the funds. Total returns for The Guardian Cash Fund are not presented.

FUND NAME                                  YEARS ENDING DECEMBER 31, 1997
AND                                                                      Since
INCEPTION DATE                      1 Year     5 Years     10 Years    Inception
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Guardian Stock Fund*                35.58%     22.37%        19.37%      17.87%
 (4/13/83)
Guardian Small Cap                   N/A        N/A           N/A        14.69%
 Stock Fund*
 (7/16/97)
Guardian Bond Fund*                  8.99%      6.94%         8.93%       9.36%
 (5/1/83)
Baillie Gifford                     11.93%     14.24%         N/A        12.28%
 International Fund
 (2/8/91)
Baillie Gifford Emerging             1.97%      N/A           N/A         3.36%
 Markets Fund
 (10/17/94)
Value Line                          21.39%     16.33%        17.76%      14.13%
 Centurion Fund
 (11/15/83)
Value Line Strategic                15.66%     12.88%        15.38%      14.37%
 Asset Management Trust
 (10/1/87)
Gabelli Capital**                   42.59%      N/A           N/A        22.36%
 Asset Fund
 (5/1/95)
MFS Emerging                        21.90%      N/A           N/A        23.53%
 Growth Series***
 (7/24/95)
MFS Total Return                    21.30%      N/A           N/A        20.93%
 Series***
 (1/3/95)
MFS Growth With                     29.78%      N/A           N/A        27.61%
 Income Series***
 (10/9/95)
MFS Bond Series***                  10.14%      N/A           N/A         6.94%
 (10/24/95)
American Century VP                 26.10%      N/A           N/A        23.20%
 Value Fund
 (5/1/96)
American Century VP                 18.60%      N/A           N/A        10.60%
 International Fund
 (5/1/94)
AIM V.I. Value Fund                 23.69%      N/A           N/A        19.74%
 (5/5/93)
AIM V.I. Capital                    13.51%      N/A           N/A        18.64%
 Appreciation Fund
 (5/5/93)
Fidelity VIP III Growth             29.95%      N/A           N/A        26.81%
 Opportunities
 Portfolio***
 (1/3/95)
Fidelity VIP Equity-                28.11%     20.16%        16.72%      14.66%
 Income Portfolio****
 (10/9/86)
Fidelity VIP High                   17.67%     13.91%        12.81%      12.45%
 Income Portfolio****
 (9/19/85)
Fidelity VIP II Index               32.82%     19.91%         N/A        19.87%
 500 Portfolio****
 (8/27/92)

* Results for The Guardian Bond Fund and The Guardian Stock Fund reflect effects of expense reimbursements that occurred during the years ended December 31, 1984 and 1985. Without these expense reimbursements, results for these funds would be lower. The inception date for the Guardian Small Cap Stock Fund is the date of commencement of the Public offering of the fund.
** For the period from May 1, 1995 through December 31, 1995, the Manager and the Adviser of Gabelli Capital Asset Fund absorbed a portion of the fund's operating expenses. Total returns for this period would have been lower if these expenses had not been absorbed.
*** Total returns for the MFS Growth With Income Series, Emerging Growth Series, Bond Series and Total Return Series reflect the agreement by the series' Adviser to bear expenses for the series, subject to reimbursement by the series, such that the operational expenses shall not exceed, for the Growth With Income, Emerging Growth, and Total Return Series, 0.25%, and for the Bond Series, 0.40% of the average daily net assets of the series for each fiscal year since inception. Total returns would be lower in the absence of this agreement.
**** Total returns for the Fidelity Growth Opportunities, Fidelity Equity-Income, Fidelity High Income, and Fidelity Index 500 Portfolios reflect the reimbursement of certain fund expenses by the Adviser during certain periods and/or the effects of varying arrangements with third parties who either paid or reimbursed a portion of the fund's expenses. In the absence of these arrangements total returns would have been lower.

THESE TOTAL RETURNS ARE FOR THE FUNDS ONLY AND DO NOT REFLECT THE EFFECTS OF DEDUCTIONS FROM POLICY PREMIUMS AND UNSCHEDULED PAYMENTS, MONTHLY DEDUCTIONS, TRANSACTION DEDUCTIONS OR DEDUCTIONS FROM THE SEPARATE ACCOUNT. INCLUDING THE EFFECTS OF THESE DEDUCTIONS REDUCES RETURNS. SEE "DEFINITIONS" AND "DEDUCTIONS AND CHARGES" FOR ADDITIONAL INFORMATION.


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THE FUNDS' INVESTMENT ADVISERS

Guardian Investor Services Corporation


The Guardian Stock Fund, The Guardian Small Cap Stock Fund, The Guardian Bond Fund and The Guardian Cash Fund (the "Guardian funds") are advised by Guardian Investor Services Corporation ("GISC"), 201 Park Avenue South, New York, New York 10003. GISC is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). GISC is wholly owned by GIAC. Each of the Guardian funds, except the Small Cap Stock Fund, pays GISC an investment advisory fee at an annual rate of 0.50% of the fund's average daily net assets for the services and facilities GISC provides to the fund. The Small Cap Stock Fund pays GISC 0.75% of the Fund's average daily net assets. GISC also serves as the investment adviser to eight of the ten series comprising The Park Avenue Portfolio, a family of mutual funds, and serves as manager of Gabelli Capital Asset Fund.


Guardian Baillie Gifford Limited


Baillie Gifford International Fund and Baillie Gifford Emerging Markets Fund are advised by Guardian Baillie Gifford Limited ("GBG"), 1 Rutland Court, Edinburgh, EH3 8EY, Scotland. GBG is registered as an investment adviser under the Advisers Act and is a member of Great Britain's Investment Management Regulatory Organization Limited ("IMRO"). GBG was incorporated in Scotland by GIAC and Baillie Gifford Overseas Limited ("BG Overseas") in November 1990. GBG is also the investment adviser of two of the ten series comprising The Park Avenue Portfolio. Baillie Gifford International Fund and Baillie Gifford Emerging Markets Fund pay GBG an investment advisory fee at an annual rate of 0.80% and 1.00%, respectively, of the fund's average daily net assets for the services and facilities GBG provides to the funds.


Baillie Gifford Overseas Limited


GBG has appointed BG Overseas to serve as sub-investment adviser to Baillie Gifford International Fund and Baillie Gifford Emerging Markets Fund. Like GBG, BG Overseas is located at 1 Rutland Court, Edinburgh, EH3 8EY, Scotland. BG Overseas is also registered under the Advisers Act and is a member of IMRO. BG Overseas is wholly owned by Baillie Gifford & Co., which is currently one of the largest investment management partnerships in the United Kingdom. BG Overseas advises several institutional clients situated outside of the United Kingdom, and is also the sub-investment adviser to the two series of The Park Avenue Portfolio that are advised by GBG. One half of the investment advisory fee paid by Baillie Gifford International Fund and Baillie Gifford Emerging Markets Fund to GBG is payable by GBG to BG Overseas for its services as the fund's sub-investment adviser. No separate or additional fee is paid by the fund to BG Overseas.


Value Line, Inc.

Value Line Strategic Asset Management Trust and Value Line Centurion Fund are advised by Value Line, Inc. ("Value Line"), 220 East 42nd Street, New York, New York 10017. Value Line is registered as an investment adviser under the Advisers Act. Each of the Value Line funds pays Value Line an investment advisory fee at an annual rate of 0.50% of the fund's average daily net assets for the services and facilities Value Line provides to the fund. Value Line also serves as the investment adviser to its own family of mutual funds and publishes The Value Line Investment Survey and The Value Line Mutual Fund Survey.


Gabelli Funds, Inc.

Gabelli Capital Asset Fund is managed by GISC, which has appointed Gabelli Funds, Inc. ("GFI") as the investment adviser to the Fund. GFI has its principal offices at One Corporate Center, Rye, New York 10580, and is registered as an investment adviser under the Advisers Act. The Fund pays GISC a management fee at an annual rate of 1.00% of its average daily net assets for services and facilities which GISC provides to the Fund. For its services as investment adviser, GISC pays GFI 0.75% of the management fee which GISC receives from the Fund. No separate or additional fee is paid by the Fund to GFI. GFI also serves as investment adviser to other open-end mutual funds and closed-end mutual funds.

Massachusetts Financial Services Company

MFS Growth With Income Series, MFS Emerging Growth Series, MFS Bond Series and MFS Total Return Series are advised by Massachusetts Financial Services Company ("MFS"), 500 Boylston Street, Boston, MA. MFS is registered as an investment adviser under the Advisers Act and is a subsidiary of Sun Life of Canada (U.S.) which is itself an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada. MFS provides advisory services to other open- and closed-end registered investment companies, as well as private and institutional investors. As compensation for its services to the Series, MFS receives a fee, payable monthly, at an annual rate of 0.75%, 0.75%, 0.60%, and 0.75% of the average daily net assets of the Growth With Income Series, Emerging Growth Series, Bond Series and Total Return Series, respectively.

American Century Investment Management, Inc.

The American Century VP Value Fund and the American Century VP International Fund are advised by American Century Investment Management, Inc. ("ACIM"), American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. ACIM, a registered investment adviser under the Advisers Act, has been providing investment advisory services to investment companies and institutional investors since it was founded in 1958. Each of the American Century funds pays ACIM an investment advisory fee at an annual rate of 1.00% and 1.50% of the average daily net assets of the VP Value Fund and the VP International Fund, respectively.

A I M Advisors, Inc.

AIM V.I. Value Fund and AIM V.I. Capital Assets Fund are advised by A I M Advisors, Inc. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM, a registered investment adviser under the Advisers Act, was organized in 1976 and, together with its subsidiaries, manages or


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advises over 50 investment company portfolios. AIM is a whollyowned subsidiary of A I M Management Group Inc., a holding company engaged in the financial services business and is an indirect whollyowned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region. The AIM V.I. Value Fund and V.I. Capital Appreciation Fund each pay AIM an investment advisory fee at an annual rate of 0.64% of the fund's average daily net assets. Each Fund pays an advisory fee to AIM at an annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.

Fidelity Management & Research Company

The Fidelity VIP III Growth Opportunities Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP High Income Portfolio, and Fidelity VIP II Index 500 Portfolio are advised by Fidelity Management & Research Company ("FMR"), 82 Devonshire Street, Boston, Massachusetts 02109. FMR, a registered investment adviser under the Advisers Act, is the management arm of Fidelity Investments, which was established in 1946. Each of the Fidelity portfolios pays FMR an investment advisory fee at annual rates of 0.61%, 0.51%, 0.59%, and 0.24% for the Growth Opportunities, Equity-Income, High Income, and Index 500 Portfolios, respectively.

On behalf of the High Income and Growth Opportunities Portfolios, FMR has sub-investment advisory agreements with two affiliates, FMR U.K. and FMR Far East. FMR U.K. and FMR Far East are compensated for providing FMR with investment research and advice with fees equal to 110% and 105%, respectively, of the costs of providing these services. On behalf of the High Income Portfolio, the sub-investment advisers may also provide investment management services in return for which they receive a fee equal to 50% of FMR's management fee rate. No separate or additional fee is paid by the portfolios to the sub-adviser.

Bankers Trust Company ("BT") has been appointed sub-investment adviser to the Index 500 Portfolio. BT, a New York Banking Corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly owned subsidiary of Bankers Trust New York Corporation. For investment management, securities lending and custodial services to the Index 500 Portfolio, FMR pays BT fees at an annual rate of 0.006% of the average net assets of the Portfolio. No separate or additional fee is paid by the Portfolio to BT.


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                             THE FIXED-RATE OPTION

GENERAL INFORMATION

The policyowner may allocate some or all of the Net Premiums paid under a policy or transfer some or all of the Policy Account Value that is attributable to the Variable Investment Options to Park Avenue Life's Fixed-Rate Option. As described elsewhere in this prospectus, certain restrictions apply to transfers out of the Fixed-Rate Option, and GIAC will use amounts in the Fixed-Rate Option as the last source of funds for certain policy transactions. The Fixed-Rate Option is backed by GIAC's general account.

Because of exemptive and exclusionary provisions, interests in the Fixed-Rate Option are not registered under the Securities Act of 1933, and neither the Fixed-Rate Option nor GIAC's general account are registered as investment companies under the 1940 Act. GIAC has been advised that the staff of the SEC does not review prospectus disclosures relating to unregistered allocation and transfer options, but such disclosures may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in prospectuses.

The Fixed-Rate Option is only available under the policy in states where it has been approved by the state insurance department.

AMOUNTS IN THE FIXED-RATE OPTION

The sources of the Policy Account Value attributable to the Fixed-Rate Option are:

      o Net Premiums and loan repayments that have been allocated and remain credited to the option, plus
      o amounts transferred to the option from the Variable Investment Options which remain credited to the Fixed-Rate Option, plus
      o     interest paid on amounts held in the option.

GIAC guarantees that amounts invested in the Fixed-Rate Option will accrue interest daily at an effective annual rate of at least 4%. GIAC is not obligated to credit interest at a rate higher than 4%, although it may do so at its sole discretion. GIAC declares the current interest rate for the Fixed-Rate Option periodically.

The Policy Account Value attributable to the Fixed-Rate Option on the Policy Date or any Policy Anniversary will earn interest at the annual rate in effect on that day for the next 12 months, when it will be accumulated together with the following amounts to earn the interest rate then in effect for the next 12 months:

      o amounts allocated or transferred to the Fixed-Rate Option during such 12 months; and
      o interest credited on all amounts attributable to the Fixed-Rate Option during such 12 months

Amounts allocated or transferred to the Fixed-Rate Option on a date other than the Policy Date or a Policy Anniversary will earn interest at the rate in effect on the date of the applicable transaction until the next Policy Anniversary. Accordingly, the effective interest rate credited at any time to a policy with amounts in the Fixed-Rate Option will be a weighted average of all the Fixed-Rate Option interest rates which then apply to the Policy Account Value in the Fixed-Rate Option.

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                                 VOTING RIGHTS

As explained under "The Variable Investment Options," GIAC invests the assets of the Separate Account's investment divisions in shares of certain corresponding mutual funds. GIAC is the record owner of such shares and will attend and has the right to vote at any meeting of a fund's shareholders.

To the extent required by applicable law, GIAC will vote the fund shares that it owns through the Separate Account according to instructions received from Park Avenue Life policyowners. GIAC will vote shares for which no instructions are received in the same proportion as it votes shares for which it has received instructions. GIAC will vote any mutual fund shares that it is entitled to vote directly due to amounts it has contributed or accumulated in the applicable investment division in the same proportion as all of its policyowners and contractowners vote, including those who participate in other GIAC separate accounts. If the applicable law or interpretations thereof change so as to permit GIAC to vote a fund's shares in GIAC's own right or to restrict policyowner voting, GIAC reserves the right to do so.

GIAC will seek voting instructions from Park Avenue Life policyowners for the number of shares attributable to their policies. Policyowners are entitled to provide instructions if, on the applicable record date, they have allocated Policy Account Values to the investment division that corresponds to the mutual fund for which a shareholder meeting is called. The record date shall be at least 10 and no more than 90 days before the meeting. GIAC determines the number of shares attributable to a policy by dividing the Policy Account Value in the applicable investment division by the net asset value per fund share as of the record date. Fractional shares are counted.

If permitted by state insurance regulatory authorities, GIAC may disregard voting instructions relating to changes in a mutual fund's investment adviser, investment advisory contract, investment objective or investment policies. GIAC will only take such action if it reasonably disapproves the proposed changes, and, in the case of a change in investment adviser or an investment policy, if it makes a good faith determination that the proposed change is contrary to state law or otherwise inappropriate in view of the fund's investment objective and purpose. GIAC will explain its actions in the next semi-annual report to policyowners.

Certain actions which GIAC may take relating to the operations of the Separate Account may require policyowner approval. See "Rights Reserved by GIAC." If a vote is required, each policyowner will be entitled to one vote for every $100 of value held in the Separate Account's investment divisions. GIAC will cast votes attributable to its direct investments in the investment divisions in the same proportion as votes cast by policyowners.

There are no voting rights with respect to the Fixed-Rate Option.

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         DISTRIBUTION OF THE POLICY AND OTHER CONTRACTUAL ARRANGEMENTS


In its capacity as a broker-dealer registered under the Securities and Exchange Act of 1934 (the "1934 Act") and as a member of the National Association of Securities Dealers, Inc., GISC has entered into a distribution agreement with GIAC to serve as the principal underwriter of the policies and the other variable annuity contracts and variable life insurance policies issued by GIAC through its separate accounts. The amounts paid or accrued to GISC by GIAC under the distribution agreement totalled $1,409,708, $1,851,468 and $1,979,926 during the years ended December 31, 1995, 1996, and 1997, respectively. GISC is a New York corporation.


GIAC agents who are licensed by state insurance authorities to sell variable life insurance policies must also be registered representatives of GISC or of broker-dealer firms which have entered into sales agreements with GISC and GIAC to sell Park Avenue Life. GIAC's agents receive sales commissions that are paid from GIAC's resources, including amounts collected as Premium Charges and surrender charges. If a policy is returned pursuant to the Right to Cancel provision of the policy, some or all of the sales commission paid may be recovered by GIAC from the agent.

The maximum commission that GIAC will pay to an agent for selling a policy is 50% of the Policy Premium paid for the first policy year; 5% of the Policy Premiums paid for policy years two through ten; and 2% of the Policy Premiums paid for policy years thereafter. GIAC also pays a commission not to exceed 3.5% of each Unscheduled Payment made during policy years one through ten. Commissions for Unscheduled Payments are reduced to a maximum of 2% in policy years thereafter. GIAC may also pay commission overrides, expense allowances, bonuses, wholesaler fees and training allowances in connection with the marketing and sale of Park Avenue Life policies. In addition, agents who meet specified production levels may qualify for non-cash compensation such as merchandise and expense-paid trips or educational seminars.

GIAC has entered into an administrative services agreement with its parent, Guardian Life. Under this agreement, GIAC is billed quarterly by Guardian Life for the time spent by Guardian Life's employees on GIAC's business, and for GIAC's use of Guardian Life's centralized services and sales force.


GIAC has also entered into an agreement with Value Line, Inc. pursuant to which Value Line compensates GIAC for marketing the Value Line Centurion Fund and the Value Line Strategic Asset Management Trust to GIAC's policyowners. GIAC has also entered into agreements with MFS and American Century pursuant to which it will be reimbursed for certain administrative costs and expenses incurred in connection with the offer and sale of MFS and American Century funds to GIAC's policyowners, such reimbursement to be determined on the basis of a percentage of assets under managment.


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                  LIMITS TO GIAC'S RIGHT TO CHALLENGE A POLICY

Incontestability

Generally, GIAC may not challenge the validity of a policy that has been in force during the insured's lifetime for two years from the Issue Date or date of reinstatement if the Policy Premiums have been paid. If the death benefit is changed from Option 1 to Option 2, GIAC may challenge any increase in the death benefit that has been effective during the insured's lifetime for less than two years from the effective date of the change. If GIAC successfully contests a change from Death Benefit Option 1 to 2, the death benefit will be what would have been payable had such change not taken effect.

Misstatement of Age or Sex

If the insured's age or sex was misstated in the application for a Park Avenue Life policy, the death benefit under the policy will be that which would be purchased by the most recent deduction for the cost of insurance under the policy and any rider premium payment, using the correct age or sex.

GIAC may be restricted from varying a policy's benefits based on sex in certain jurisdictions. GIAC offers a version of the policy that does not vary benefits for men and women for use in such jurisdictions.

Suicide Exclusion

If the insured commits suicide, while sane or insane, within two years from the Issue Date, GIAC's liability will be limited to the greater of the policy's Net Cash Surrender Value on the date of death, or an amount equal to:

      o     the Policy Premiums paid, plus
      o     any Unscheduled Payments made, minus
      o     any Policy Debt; and minus
      o any partial withdrawals made and the related charges deducted in connection with such withdrawals.

If the insured commits suicide, while sane or insane, within 2 years from the effective date of any increase in death benefit due to a change from Option 1 to 2, GIAC's liability will be limited to the death benefit that would have been payable had such change not taken effect, plus the cost of insurance for the increase in death benefit.

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                                GIAC'S MANAGEMENT


The directors and officers of GIAC are named below together with information about their principal occupations and affiliations during the past five years. The business address of each director and officer is 201 Park Avenue South, New York, New York 10003. The "Guardian Fund Complex" referred to in the biographical information is comprised of (1) The Guardian Stock Fund, (2) The Guardian Bond Fund, (3) The Guardian Cash Fund, (4) The Park Avenue Portfolio (a series trust that issues its shares in ten series) and (5) GIAC Funds, Inc. (a series fund that issues its


          Name                Title                   Business History


Joseph A. Caruso         Vice President and   Vice President and Corporate
                         Secretary            Secretary, The Guardian Life
                                              Insurance Company of America 3/96
                                              - present; Second Vice President
                                              and Corporate Secretary 1/95 -
                                              2/96; Corporate Secretary 10/92 -
                                              12/94; Assistant Secretary prior
                                              thereto. Vice President and
                                              Secretary, Guardian Investor
                                              Services Corporation, Secretary,
                                              Guardian Asset Management
                                              Corporation, Guardian Baillie
                                              Gifford Limited and various mutual
                                              funds within the 40 Guardian Fund
                                              Complex.


Philip H. Dutter         Director             Management Consultant
                                              (self-employed). Director of The
                                              Guardian Life Insurance Company of
                                              America 3/88 - present. Director
                                              of Guardian Investor Services
                                              Corporation.


Earl C. Harry            Treasurer            Treasurer, The Guardian Life
                                              Insurance Company of America 11/96
                                              - present. Assistant Treasurer
                                              prior thereto. Treasurer of
                                              Guardian Investor Services
                                              Corporation and Guardian Asset
                                              Management Corporation.

Arthur V. Ferrara        Director             Retired. Former Chairman of the
                                              Board and Chief Executive Officer,
                                              The Guardian Life Insurance
                                              Company of America 1/93 - 12/95;
                                              Director 1/81 - present. Director
                                              (Trustee) of Guardian Investor
                                              Services Corporation, Guardian
                                              Asset Management Corporation,
                                              Gabelli Capital Asset Fund and
                                              various mutual funds within the
                                              Guardian Fund Complex.


Charles G. Fisher        Vice President       Second Vice President and Actuary,
                         and Actuary          The Guardian Life Insurance
                                              Company of America 12/86 - present

Leo R. Futia             Director             Retired. Former Chairman of the
                                              Board and Chief Executive Officer,
                                              The Guardian Life Insurance
                                              Company of America; Director 5/70
                                              - present. Director (Trustee) of
                                              Guardian Investor Services
                                              Corporation and various mutual
                                              funds within the Guardian Fund
                                              Complex. Director (Trustee) of
                                              various mutual funds sponsored by
                                              Value Line, Inc.


Thomas R. Hickey,  Jr.   Vice President,      Vice President, Equity Operations,
                         Operations           The Guardian Life Insurance
                                              Company of America 3/92 - present.
                                              Senior Vice President, Guardian
                                              Investor Services Corporation.
                                              Vice President of various mutual
                                              funds within the Guardian Fund
                                              Complex.


Peter L. Hutchings       Director             Executive Vice President and Chief
                                              Financial Officer, The Guardian
                                              Life Insurance Company of America
                                              5/87 - present. Director of
                                              Guardian Investor Services
                                              Corporation and Guardian Asset
                                              Management Corporation.

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          Name                Title                   Business History


Ryan W. Johnson          Vice President,      Vice President, Equity Marketing
                         Equity Sales         and Sales, 3/98 - present; Second
                                              Vice President, Equity Sales, The
                                              Guardian Life Insurance Company of
                                              America 3/95 - 3/98; Regional
                                              Sales Director for Equity
                                              Products, Western Division, prior
                                              thereto; Senior Vice President of
                                              Guardian Investor Services
                                              Corporation.


Frank J. Jones           Executive Vice       Executive Vice President and Chief
                         President,           Investment Officer, The Guardian
                         Chief Investment     Life Insurance Company of America
                         Officer and          1/94 - present; Senior Vice
                         Director             President and Chief Investment
                                              Officer prior thereto. Director,
                                              Guardian Investor Services
                                              Corporation, Guardian Baillie
                                              Gifford Limited, Director and
                                              President, Guardian Asset
                                              Management Corporation. Executive
                                              Vice President, GIAC Funds, Inc.
                                              Officer of various mutual funds
                                              within the Guardian Fund Complex.


Edward K. Kane           Executive Vice       Executive Vice President, The
                         President and        Guardian Life Insurance Company of
                         Director             America 1/97 - present; Senior
                                              Vice President and General Counsel
                                              prior thereto; Director 11/88 -
                                              present. Director, Guardian Asset
                                              Management Corporation.

Eileen C. McDonnell      Vice President,      Vice President, Group Pensions,
                         Group Pensions       The Guardian Life Insurance
                                              Company of America 9/97 - present;
                                              Vice Present, Group Marketing,
                                              9/95 - 9/97; Vice President,
                                              Strategic Marketing, The Equitable
                                              Life Assurance Society of the
                                              United States, 1/94 - 9/95; Vice
                                              President, Northern Operations
                                              prior thereto.

Frank L. Pepe            Vice President       Vice President and Controller,
                         and Controller       Equity Products, The Guardian Life
                                              Insurance Company of America 1/96
                                              - present; Second Vice President
                                              and Controller, Equity Products
                                              prior thereto. Vice President and
                                              Controller of Guardian Investor
                                              Services Corporation. Vice
                                              President and Treasurer, GIAC
                                              Funds, Inc. Officer of various
                                              mutual funds within the Guardian
                                              Fund Complex.

Richard T. Potter,  Jr.  Vice President and   Vice President and Equity Counsel,
                         Counsel              The Guardian Life Insurance
                                              Company of America 1/96 - present;
                                              Second Vice President and Equity
                                              Counsel 1/93 - 12/95. Vice
                                              President and Counsel of Guardian
                                              Investor Services Corporation.
                                              Counsel of Guardian Asset
                                              Management Corporation and various
                                              mutual funds within the Guardian
                                              Fund Complex.

Joseph D. Sargent        President, Chief     President, Chief Executive Officer
                         Executive Officer    and Director, The Guardian Life
                         and Director         Insurance Company of America 1/96
                                              - present; President 1/93 - 12/95;
                                              Director 1/93-present. Chairman of
                                              the Board of Guardian Investor
                                              Services Corporation and Guardian
                                              Asset Management Corporation and
                                              various mutual funds within the
                                              Guardian Fund Complex. Director of
                                              Guardian Baillie Gifford Limited.


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John M. Smith            Executive            Executive Vice President, The
                         Vice President       Guardian Life Insurance Company of
                         and Director         America 1/95 - present; Senior
                                              Vice President, Equity Products
                                              prior thereto. President and
                                              Director, Guardian Investor
                                              Services Corporation. President,
                                              GIAC Funds, Inc. Director,
                                              Guardian Baillie Gifford Limited.
                                              Director, Guardian Asset
                                              Management Corporation.

Thomas G. Sorell         Vice President       Vice President, The Guardian Life
                                              Insurance Company of America, 7/94
                                              - present; 12/93 - 7/94, Director
                                              of Fixed Income, White River
                                              Corporation; 4/93 - 12/93,
                                              Director of Fixed Income, Fund
                                              American Enterprises. Vice
                                              President, Guardian Asset
                                              Management Corporation. Officer of
                                              various mutual funds within the
                                              Guardian Fund Complex.

Donald P. Sullivan, Jr.  Vice President       Second Vice President, The
                                              Guardian Life Insurance Company of
                                              America 1/95-present; Assistant
                                              Vice President prior thereto. Vice
                                              President of Guardian Investor
                                              Services Corporation. Officer of
                                              various mutual funds within the
                                              Guardian Fund Complex.


William C. Warren        Director             Retired. Dean Emeritus, Columbia
                                              Law School. Former Chairman of the
                                              Board, Sandoz, Inc.; Director of
                                              The Guardian Life Insurance
                                              Company of America since 1/57 and
                                              Director of Guardian Investor
                                              Services Corporation.

No officer or director of GIAC receives any compensation from the Account. No separately allocable compensation has been paid by GIAC, or any of its affiliates, to any person listed above for services rendered to the Separate Account.

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                                OTHER INFORMATION

Rights Reserved by GIAC

GIAC reserves the right to make certain changes or take actions that it deems to serve the best interests of its Park Avenue Life policyowners and their beneficiaries, or which it deems appropriate to carry out the purposes of the policy. GIAC will only exercise its reserved rights to the extent and in the manner permitted by applicable laws. Also, when required by law, GIAC will obtain approval of its changes or actions from appropriate regulatory authorities and/or policyowners. Examples of the changes or actions that GIAC may implement include:

      o Operating the Separate Account in any form permitted under the 1940 Act, or in any other form permitted by law.
      o Taking any action necessary to comply with or obtain and continue any exemptions from the 1940 Act.
      o     Deregistering the Separate Account under the 1940 Act.
      o Transferring assets in a Separate Account investment division to another investment division, or to one or more separate accounts, or to GIAC's general account.
      o Adding, combining or removing investment divisions in the Separate Account.
      o Substituting, for the mutual fund shares held in any investment division, the shares of another class issued by such mutual fund or the shares of another investment company or any other investment permitted by law.
      o Adding to, eliminating or suspending the policyowner's ability to allocate Net Premiums or transfer amounts to any Variable Investment Option or the Fixed-Rate Option.
      o Changing the way GIAC deducts or collects charges under a policy, but without increasing the charges unless and to the extent permitted by other provisions of the policy.
      o Modifying the policy as necessary to ensure that it continues to qualify as life insurance under the Internal Revenue Code or to preserve favorable tax treatment of the benefits provided by the policy.
      o Making any other technical changes in the policy required to conform it with any action permitted to be taken by GIAC.

GIAC will notify policyowners who have allocated Policy Account Values to a Variable Investment Option if any action taken by GIAC results in a material change in that Investment Option's investments. An affected policyowner who objects to the change may request a transfer from such Variable Investment Option to any of the other options offered under the policy, including the Fixed-Rate Option, within 60 days of the postmark on the notice. GIAC will effect the transfer as described under "Transfers," without charge.

Right to Cancel

A policyowner may cancel a policy by returning it and a written cancellation notice to GIAC's Executive Office or the agent from whom it was purchased within: 10 days after receiving it; or 45 days from the date Part 1 of the completed application for the policy was signed, whichever is later. Any mailed notice given by the policyowner or GIAC shall be effective when it is postmarked. GIAC will promptly refund all Policy Premiums and Unscheduled Payments submitted before cancellation, but may delay refunding amounts paid by check until the check has cleared. Longer periods in which the policy may be cancelled may apply in certain states for some or all Park Avenue Life policies issued there. Policies issued in such states will state the applicable period. A policy that is returned for cancellation under this provision will be void from the beginning.

Policyowner and Beneficiary

The policyowner is named in the application for a Park Avenue Life policy, but can be changed from time to time. While the insured is living and subject to any assignment shown on GIAC's records, only the policyowner named on GIAC's records has the right to receive benefits or exercise the rights granted by the policy, including the right to change the policyowner. See "Assignment." When the policyowner dies, his or her estate becomes the policyowner, unless a successor owner is named. Since the policyowner's rights terminate when the insured dies, no successor owner is permitted when the insured and the policyowner are the same person.

Joint policyowners are permitted. With the exception of transfer requests, all requests for policy transactions and policy changes must be signed by all of the joint owners named on GIAC's records. When a joint policyowner dies, the surviving joint owner(s) succeed equally to the deceased owner's interest, unless otherwise provided. The estate of the last surviving joint owner becomes the policyowner on such owner's death, unless otherwise provided. The beneficiary is named in the application for a Park Avenue Life policy, but can be changed from time to time before the insured's death. Contingent and concurrent beneficiaries are permitted. A beneficiary has no rights under a policy until the insured dies. An individual must survive the insured to qualify as a beneficiary, as specified in the policy. If no beneficiary survives the insured, the policyowner (or his or her estate) is the beneficiary.

Any request to change the policyowner or beneficiary must be made in written form satisfactory to GIAC, and must be signed and dated by the policyowner(s) then named on GIAC's records. The change will be effective as of the date the change request was signed. However, the change will not apply to any payments made or actions taken by GIAC under the policy on or before the date the change request is received at GIAC's Executive Office.

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Assignment

A Park Avenue Life policy may be assigned. However, GIAC will not be bound by an assignment unless and until the original or a copy of the assignment (which has been signed and dated by the assignor and the assignee and, as applicable, the beneficiary(ies)) is received at its Executive Office. Assignments are subject to all payments made or actions taken by GIAC on or before the date it receives the assignment. GIAC is not responsible for determining the validity of any assignment.

Unless otherwise provided, the assignee may exercise all rights granted by the policy except:

      o     the right to change the owner or beneficiary;
      o     the right to elect a payment option; or
      o the right to allocate or transfer amounts among the Variable Investment Options and the Fixed-Rate Option.

Communications From GIAC

Shortly after each Policy Anniversary, GIAC will send the policyowner a statement that shows the following information as of the most recent Policy
Anniversary: (1) the amount of death benefit provided by the then effective death benefit option; (2) the allocation instructions for Net Premium payments;
(3) the Policy Account Value, Cash Surrender Value, Net Cash Surrender Value and Benchmark Value; (4) the amount of the Policy Account Value attributable to each of the options offered under the policy; (5) the amount of Policy Premiums and Unscheduled Payments received, and charges deducted, since the last annual statement; (6) transfers and partial withdrawals effected since the last annual statement; (7) loans made and loan repayments received since the last annual statement; (8) the outstanding Policy Debt; and (9) the interest rate in effect for the Fixed-Rate Option. Also, twice each year, policyowners will receive reports containing financial statements for the Separate Account and the mutual funds. Of these, the annual report will contain audited financial statements.

GIAC will send notices to confirm the receipt of Policy Premiums and Unscheduled Payments, transfers and certain other policy transactions, or to request a premium or loan repayment to prevent policy lapse.

Communications With GIAC

GIAC cannot act upon requests for policy transactions or changes, or credit Policy Premiums and Unscheduled Payments, unless such items are received at the Executive Office in a form that is acceptable to GIAC. All written communications to GIAC must include the policy number, full name(s) of the policyowner(s) and insured, and the policyowner's current address.

Also, policyowners can call 1-800-935-4128 during normal business hours, New York City time, for information about policy values.

Special Provisions For Group or Sponsored Arrangements

Where permitted by state insurance laws, GIAC may permit policies to be purchased under group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases policies covering a group of individuals on a group basis. Where required by law, all participants of group arrangements will be individually underwritten. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of policies on an individual basis.

The charges and deductions described elsewhere in this prospectus may be reduced for policies issued in connection with group or sponsored arrangements. Such arrangements may include the sale of policies without surrender charges and/or with reduced or eliminated fees and charges to employees, officers, directors and agents of Guardian Life and its subsidiaries and immediate family members of the foregoing. GIAC will reduce the above charges and deductions in accordance with its rules in effect as of the date an application for a policy is approved. To qualify for such a reduction, a group or sponsored arrangement must satisfy certain criteria as to, for example, size of the group, expected number of participants and anticipated premium payments from the group. Generally, the sales contacts and efforts, administrative costs and mortality cost per policy vary based on such factors as the size of the group or sponsored arrangements, the purposes for which policies are purchased and certain characteristics of its members. The amount of reduction and the criteria for qualification will reflect the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying groups and sponsored arrangements.

GIAC may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policyowners and all other policyowners funded by the Separate Account.

In addition, GIAC may permit groups and persons purchasing under a sponsored arrangement to apply for simplified issue and multi-life underwriting.

Advertising Practices

Advertisements or sales materials for Park Avenue Life may refer to or reprint all or portions of articles, or reports about variable life insurance generally and Park Avenue Life specifically. In addition, information that appears in financial, business or general interest publications may be referred to or reprinted in Park Avenue Life's promotional materials. None of the contents of these materials will be

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indicative of the future performance or results that may be obtained by purchasers of the policy.

Advertisements and sales materials for Park Avenue Life may compare the performance or independent ranking of one or more of the Variable Investment Options or their corresponding mutual funds to: (1) other insurance company separate accounts and the mutual funds offered through them; (2) other mutual funds having similar investment objectives and policies; (3) relevant indices of investment securities or of peer groups of funds; or (4) other investment vehicles, including accounts or certificates that, unlike the policy, are guaranteed by governmental entities. Such comparable information may be provided by Lipper Analytical Services, Inc., Morningstar, Inc. and others.

Advertisements and sales materials about variable life insurance, Park Avenue Life, the Separate Account or the funds may feature an individual fund or describe asset levels and sales volumes achieved by GIAC, GISC or others within the financial services industry. References to personnel of the investment advisers who have portfolio management responsibilities for the mutual funds offered through the Separate Account and their investment styles may be included.

The advertising and sales literature for the policy and the Separate Account may refer to historical, current and prospective economic trends within the United States and overseas. In addition, topics of general investor interest, including college or retirement planning, reasons for investing and historical examples of the performance of various types of securities or markets may be included.

Legal Proceedings

GIAC is not involved in any legal proceedings which would materially affect its financial position or the Separate Account.

Legal Matters

The legal validity of the policy described in this prospectus has been passed upon by Richard T. Potter, Jr., Vice President and Counsel of GIAC.


Year 2000

Like other financial and business organizations around the world, GIAC could be adversely affected if the computer systems it uses internally, the systems of its service providers, and related computer systems do not properly process and calculate date-related information and data beginning on January 1, 2000. Many computer systems today cannot distinguish the year 2000 from the year 1900 because of the way dates were encoded and calculated in these systems. GIAC has been actively working to deal with this problem, and expects that its systems and others upon which it is reliant will be adapted before January 1, 2000. However, there can be no assurance that these preparations will be successful.


Registration Statement

This prospectus omits certain information contained in the registration statement filed with the SEC on behalf of the Separate Account and relating to the variable life insurance policy described in this prospectus. Copies of such additional information may be obtained from the SEC's main office in Washington, DC upon payment of the prescribed fee.

Financial and Actuarial Experts


The financial statements of the Separate Account as of December 31, 1997, and the statutory basis balance sheets of GIAC as of December 31, 1997 and December 31, 1996 and the related statutory basis statements of operations, of changes in common stock and surplus and of cash flow for the three years in the period ended December 31, 1997 that are included in this Prospectus have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing. Price Waterhouse LLP is located at 1177 Avenue of the Americas, New York, New York 10036.


GIAC's statutory basis financial statements contained in this prospectus should be considered only as bearing upon GIAC's ability to meet its obligations under the Park Avenue Life policies. They should not be considered as bearing upon the investment experience of the Separate Account's investment divisions.

Actuarial matters in this prospectus have been examined by Charles G. Fisher, FSA, Vice President and Actuary of GIAC. His opinion on actuarial matters is filed as an exhibit to the registration statement filed with the SEC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         THE GUARDIAN SEPARATE ACCOUNT K

                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 1997

                                                                                                               Value Line     MFS
                                                                         Guardian      Baillie                 Strategic     Growth
                                     Guardian      Guardian   Guardian     Small       Gifford    Value Line      Asset        With
                                       Stock         Bond       Cash        Cap    International  Centurion    Management    Income
                         Combined      Fund          Fund       Fund        Fund        Fund         Fund         Trust      Series
                         --------    --------      --------   --------   --------  -------------  ---------    ----------   ------
FIFO Cost ...........          --   $26,402,929   $292,933   $1,067,725   $226,480   $2,140,185   $3,202,333   $ 2,528,396   $45,506
                      ==============================================================================================================

Assets
  Shares owned
    in underlying
    fund --
    Note 1 ..........          --       601,411     24,089      106,773     16,481      116,853      124,193       115,013     2,773
  Net asset value per
    share (NAV) .....          --         46.05      12.11        10.00      13.63        18.27        25.52         22.13     16.44
    Total Assets
      (Shares x
      NAV) .......... $37,174,179   $27,694,959   $291,712   $1,067,725   $224,630   $2,134,911   $3,169,407   $ 2,545,240   $45,595
                      -----------   -----------   --------   ----------   --------   ----------   ----------   -----------   -------

Liabilities
  Due to The
    Guardian
    Insurance
    & Annuity
    Company, Inc. ...      37,908        26,248        443        2,026        142        2,032        3,679         3,301        37
Net Assets --
Note 4 .............. $37,136,271   $27,668,711   $291,269   $1,065,699   $224,488   $2,132,879   $3,165,728   $ 2,541,939   $45,558
                      ===========   ===========   ========   ==========   ========   ==========   ==========   ===========   =======


                       See notes to financial statements.

--------------------------------------------------------------------------------

                         THE GUARDIAN SEPARATE ACCOUNT K

                             STATEMENT OF OPERATIONS


                          Year Ended December 31, 1997


                                                                                                           Value Line    MFS
                                                                         Guardian    Baillie                Strategic  Growth
                                     Guardian     Guardian   Guardian      Small     Gifford   Value Line     Asset     With
                                       Stock        Bond       Cash         Cap   International Centurion  Management  Income
                         Combined      Fund         Fund       Fund     Stock Fund    Fund        Fund        Trust    Series
                        ----------   ---------    ---------  ---------  ----------  ---------  ----------   --------- ---------
Investment Income
 Income:
  Reinvested
  dividends .........  $  379,555   $  233,164     $15,037     $55,100    $  392     $29,937    $  7,144     $ 38,600   $  181
 Expenses--Note 3:
  Mortality and
  expense risk
  charges ...........     145,648      106,601       1,151       6,805       143       7,635      13,468        9,808       37
                       ----------   ----------    --------    --------   -------    --------    --------     --------  -------
 Net investment
 income/(expense) ...     233,907      126,563      13,886      48,295       249      22,302      (6,324)      28,792      144
                       ----------   ----------    --------    --------   -------    --------    --------     --------  -------

Realized and
 Unrealized Gain/
 (Loss) from
 Investments
  Realized gain/(loss)
  from investments:
   Net realized gain/
    (loss) from sale
    on Investments ..     209,570      188,993       1,246          --      (180)     16,896       1,747          820       48
   Reinvested
    realized gain
    distributions ...   3,407,206    2,780,841          --          --     2,505      80,240     365,912      176,860      848
                       ----------   ----------    --------    --------   -------    --------    --------     --------  -------
   Net realized
   gain/(loss) on
   investments ......   3,616,776    2,969,834       1,246          --     2,325      97,136     367,659      177,680      896
                       ----------   ----------    --------    --------   -------    --------    --------     --------  -------
  Unrealized
  appreciation/
  (depreciation) of
  investments:
  End of year .......   1,267,692    1,292,030      (1,221)         --    (1,850)     (5,274)    (32,926)      16,844       89
  Beginning of year .      72,274       43,886      (1,258)         --        --      16,141       5,035        8,470       --
                       ----------   ----------    --------    --------   -------    --------    --------     --------  -------
  Change in
  unrealized
  appreciation/
  (depreciation) ....   1,195,418    1,248,144          37          --    (1,850)    (21,415)    (37,961)       8,374       89
                       ----------   ----------    --------    --------   -------    --------    --------     --------  -------


  Net realized and
  unrealized gain/
  (loss) from
  investments .......   4,812,194    4,217,978       1,283          --       475      75,721     329,698      186,054      985
                       ----------   ----------    --------    --------   -------    --------    --------     --------  -------


Net Increase/
 (Decrease) in
 Net Assets
 Resulting from
 Operations .........  $5,046,101   $4,344,541     $15,169     $48,295    $  724     $98,023    $323,374     $214,846   $1,129
                       ==========   ==========     =======     =======    ======     =======    ========     ========   ======

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         THE GUARDIAN SEPARATE ACCOUNT K


                             STATEMENT OF OPERATIONS


                          Year Ended December 31, 1996

                                                                                                                   Value Line
                                                                                             Baillie                Strategic
                                                    Guardian      Guardian     Guardian      Gifford    Value Line    Asset
                                                      Stock         Bond         Cash     International  Centurion  Management
                                         Combined     Fund          Fund         Fund         Fund         Fund       Trust
                                        ----------  ---------     ---------    --------   ------------  ----------  --------
 Investment Income
  Income:
    Reinvested dividends ............   $  97,550    $  61,416    $   5,177    $  17,671   $   7,056    $   1,632    $   4,598
  Expenses -- Note 3:
    Mortality and expense
     risk charges ...................      24,205       16,602          292        2,220       1,392        2,207        1,492
                                        ---------    ---------    ---------    ---------   ---------    ---------    ---------
  Net investment income/
   (expense) ........................      73,345       44,814        4,885       15,451       5,664         (575)       3,106
                                        ---------    ---------    ---------    ---------   ---------    ---------    ---------

Realized and Unrealized
  Gain/(Loss)
  from Investments
  Realized gain/(loss)
   from investments:
    Net realized gain/
     (loss) from sale
     of investments .................      29,600       24,573         (468)          --       2,887          785        1,823
    Reinvested realized
     gain distributions .............     647,845      587,072           --           --       5,202       42,026       13,545
                                        ---------    ---------    ---------    ---------   ---------    ---------    ---------
  Net realized gain/(loss)
   on investments ...................     677,445      611,645         (468)          --       8,089       42,811       15,368
                                        ---------    ---------    ---------    ---------   ---------    ---------    ---------

  Unrealized appreciation/
   (depreciation) of
   investments:
    End of year .....................      72,274       43,886       (1,258)          --      16,141        5,035        8,470
    Beginning of year ...............      (3,804)      (3,365)        (116)          --        (511)         120           68
                                        ---------    ---------    ---------    ---------   ---------    ---------    ---------
    Change in unrealized
     appreciation/(depreciation) ....      76,078       47,251       (1,142)          --      16,652        4,915        8,402
                                        ---------    ---------    ---------    ---------   ---------    ---------    ---------
  Net realized and unrealized
   gain/(loss from investments ......     753,523      658,896       (1,610)          --      24,741       47,726       23,770
                                        ---------    ---------    ---------    ---------   ---------    ---------    ---------

Net Increase/(Decrease) in Net Assets
  Resulting from Operations .........   $ 826,868    $ 703,710    $   3,275    $  15,451   $  30,405    $  47,151    $  26,876
                                        =========    =========    =========    =========   =========    =========    =========

                          Year Ended December 31, 1995

                                                                                                                   Value Line
                                                                                             Baillie                Strategic
                                                    Guardian      Guardian     Guardian      Gifford    Value Line    Asset
                                                      Stock         Bond         Cash     International  Centurion  Management
                                         Combined     Fund          Fund         Fund         Fund         Fund       Trust
                                        ----------  ---------     ---------    --------   ------------  ----------  --------
 Investment Income
 Income:
  Reinvested dividends ........           $ 1,040    $   723       $   131     $     9      $   177      $    --     $    --
 Expenses-- Note 3:
  Mortality and expense
   risk charges ...............                55         45            --           1            4            4           1
                                          -------    -------       -------     -------      -------      -------     -------
 Net investment income/
   (expense) ..................               985        678           131           8          173           (4)         (1)
                                          -------    -------       -------     -------      -------      -------     -------

Realized and Unrealized
  Gain/(Loss)
  from Investments
  Realized gain/(loss)
    from investments:
   Net realized gain/(loss)
    from sale of investments ..               187         63            --          --          145          (22)          1
   Reinvested realized gain
    distributions .............             4,295      3,835            --          --          460           --          --
                                          -------    -------       -------     -------      -------      -------     -------
   Net realized gain/(loss)
    on investments ............             4,482      3,898            --          --          605          (22)          1
                                          -------    -------       -------     -------      -------      -------     -------

Unrealized appreciation/
 (depreciation)
 of investments:
   End of year ................            (3,804)    (3,365)         (116)         --         (511)         120          68
   Beginning of year ..........                --         --            --          --           --           --          --
                                          -------    -------       -------     -------      -------      -------     -------
   Change in unrealized
    appreciation/(depreciation)            (3,804)    (3,365)         (116)         --         (511)         120          68
                                          -------    -------       -------     -------      -------      -------     -------
  Net realized and unrealized
   gain/(loss)from investments                678        533          (116)         --           94           98          69
                                          -------    -------       -------     -------      -------      -------     -------

Net Increase/(Decrease)
 in Net Assets Resulting
 from Operations ..............           $ 1,663    $ 1,211       $    15     $     8      $   267      $    94     $    68
                                          =======    =======       =======     =======      =======      =======     =======

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         THE GUARDIAN SEPARATE ACCOUNT K


                       STATEMENTS OF CHANGES IN NET ASSETS


                          Year Ended December 31, 1997

                                                                                                              Value Line     MFS
                                                                          Guardian    Baillie                  Strategic   Growth
                                       Guardian   Guardian    Guardian      Small     Gifford     Value Line     Asset      With
                                         Stock      Bond        Cash         Cap   International   Centurion  Management   Income
                          Combined       Fund       Fund        Fund        Fund       Fund          Fund        Trust     Series
                         ----------    ---------  ---------   ---------   ---------  ---------    ----------   ---------  ---------


 1997 Increase/
 (Decrease) from
 Operations
  Net investment
   income/(expense) .. $   233,907  $   126,563   $ 13,886  $    48,295   $    249   $   22,302   $   (6,324)  $   28,792   $   144
  Net realized gain/
  (loss) from sale of
  investments ........     209,570      188,993      1,246           --       (180)      16,896        1,747          820        48
  Reinvested
   realized gain
   distributions .....   3,407,206    2,780,841         --           --      2,505       80,240      365,912      176,860       848
  Change in unrealized
   appreciation/
   (depreciation)
   of investments ....   1,195,418    1,248,144         37           --     (1,850)     (21,415)     (37,961)       8,374        89
                       -----------  -----------   --------  -----------   --------   ----------   ----------   ----------   -------
  Net increase/
   (decrease)
   resulting from
   operations ........   5,046,101    4,344,541     15,169       48,295        724       98,023      323,374      214,846     1,129
                       -----------  -----------   --------  -----------   --------   ----------   ----------   ----------   -------

1997 Policy
 Transactions
  Transfer of net
   premium ...........  28,120,504   20,435,949    250,538    1,321,513    181,827    1,709,516    2,260,587    1,919,213    41,361
  Transfer on account
   of other
   terminations ......    (525,113)    (360,442)    (4,764)        (913)        --      (50,999)     (77,153)     (30,842)       --
  Transfer of policy
   loans .............    (382,367)    (314,110)    (1,088)      (2,972)    (1,749)     (33,074)     (21,380)      (7,994)       --
  Transfer of cost
   of insurance--
   Note 3 ............  (5,312,030)  (3,969,160)   (45,653)    (146,214)    (7,725)    (323,577)    (465,919)    (352,898)     (884)
  Transfer between/
   within separate
   accounts ..........      (3,868)     548,761    (39,492)  (1,161,841)    52,378      150,600      232,172      209,541     4,013
  Transfers--
    other ............      82,679       47,663        313         (774)      (967)       7,546       20,373        8,586       (61)
                       -----------  -----------   --------  -----------   --------   ----------   ----------   ----------   -------
  Net increase/
   (decrease) from
   contract
   transactions ......  21,979,805   16,388,661    159,854        8,799    223,764    1,460,012    1,948,680    1,745,606    44,429
                       -----------  -----------   --------  -----------   --------   ----------   ----------   ----------   -------
Total Increase/
 (Decrease) in
  Net Assets .........  27,025,906   20,733,202    175,023       57,094    224,488    1,558,035    2,272,054    1,960,452    45,558
  Net Assets at
   December 31,
   1996                 10,110,365    6,935,509    116,246    1,008,605         --      574,844      893,674      581,487        --
                       -----------  -----------   --------  -----------   --------   ----------   ----------   ----------   -------
  Net Assets at
   December 31,
   1997--
   Note 4 ............ $37,136,271  $27,668,711   $291,269  $ 1,065,699   $224,488   $2,132,879   $3,165,728   $2,541,939   $45,558



                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         THE GUARDIAN SEPARATE ACCOUNT K

                       STATEMENTS OF CHANGES IN NET ASSETS

                          Year Ended December 31, 1996

                                                                                                                 Value Line     MFS
                                                                              Guardian    Baillie                 Strategic   Growth
                                       Guardian      Guardian     Guardian      Small     Gifford    Value Line     Asset      With
                                         Stock         Bond         Cash         Cap   International  Centurion  Management   Income
                           Combined      Fund          Fund         Fund     Stock Fund    Fund         Fund        Trust     Series
                          ----------   ---------     ---------    ---------  ----------- ---------   ----------   ---------  -------
 1996 Increase/
  (Decrease) from
  Operations
  Net investment
   income/(expense) ..   $    73,345    $   44,814    $  4,885   $   15,451       --   $   5,664    $    (575)   $   3,106       --
  Net realized gain/
   (loss) from sale of
   investments .......        29,600        24,573        (468)          --       --       2,887          785        1,823       --
  Reinvested
   realized gain
   distributions .....       647,845       587,072          --           --       --       5,202       42,026       13,545       --
  Change in unrealized
   appreciation/
   (depreciation) of
   investments .......        76,078        47,251      (1,142)          --       --      16,652        4,915        8,402       --
                         -----------    ----------    --------   ----------    -----   ---------    ---------    ---------    -----
  Net increase/
  (decrease)
  resulting
  from operations ....       826,868       703,710       3,275       15,451       --      30,405       47,151       26,876       --
                         -----------    ----------    --------   ----------    -----   ---------    ---------    ---------    -----
1996 Policy
 Transactions
  Transfer of net
   premium ...........    10,590,800     7,073,350     125,075    1,186,092       --     626,366      942,911      637,006       --


  Transfer on account
   of other
   terminations ......       (15,361)      (12,165)       (219)        (112)      --        (542)      (1,483)        (840)      --
  Transfer of cost of
   insurance --
   Note 3 ............    (1,532,174)    1,083,025)    (18,048)     (56,279)      --    (102,199)    (161,278)    (111,345)      --
  Transfer between/
   within separate
   accounts ..........          (557)       64,322          42     (138,841)      --       8,335       47,081       18,504       --
  Transfers --
   other .............         1,692          (244)        275          423       --         474          704           60       --
                         -----------    ----------    --------   ----------    -----   ---------    ---------    ---------    -----


  Net increase/
   (decrease) from
   contract
   transactions ......     9,044,400     6,042,238     107,125      991,283       --     532,434      827,935      543,385       --
                         -----------    ----------    --------   ----------    -----   ---------    ---------    ---------    -----
Total Increase/
 (Decrease) in
 Net Assets ..........     9,871,268     6,745,948     110,400    1,006,734       --     562,839      875,086      570,261       --
 Net Assets at
  December 31,
  1995 .............         239,097       189,561       5,846        1,871       --      12,005       18,588       11,226       --
                         -----------    ----------    --------   ----------    -----   ---------    ---------    ---------    -----
 Net Assets at
  December 31,
  1996                   $10,110,365    $6,935,509    $116,246   $1,008,605       --   $ 574,844    $ 893,674    $ 581,487       --
  ====                   ===========    ==========    ========   ==========    =====   =========    =========    =========    =====

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         THE GUARDIAN SEPARATE ACCOUNT K


                       STATEMENTS OF CHANGES IN NET ASSETS


                          Year Ended December 31, 1995





                                                                                                                     Value Line
                                                                                               Baillie                Strategic
                                                      Guardian      Guardian     Guardian      Gifford    Value Line   Asset
                                                        Stock         Bond         Cash     International  Centurion  Management
                                           Combined     Fund          Fund         Fund         Fund         Fund       Trust
                                          ----------  ---------     ---------    ---------  ------------  ----------- ----------
1995 Increase/(Decrease) from
 Operations
  Net investment income/(expense) .....   $     985    $     678    $     131    $       8    $     173    $      (4)   $      (1)
  Net realized gain/(loss) from
   sale of investments ................         187           63           --           --          145          (22)           1
  Reinvested realized gain distribution       4,295        3,835           --           --          460           --           --
  Change in unrealized appreciation/
   (depreciation) of investments ......      (3,804)      (3,365)        (116)          --         (511)         120           68
                                          ---------    ---------    ---------    ---------    ---------    ---------    ---------
  Net increase/(decrease) resulting
   from operations ....................       1,663        1,211           15            8          267           94           68
                                          ---------    ---------    ---------    ---------    ---------    ---------    ---------
1995 Policy Transactions
  Transfer of net premium .............     246,245      195,239        5,907        1,969       12,268       19,256       11,606
  Transfers of cost of insurance ......      (8,860)      (6,896)         (84)        (106)        (503)        (806)        (465)
  Transfers-- other ...................          49            7            8           --          (27)          44           17
                                          ---------    ---------    ---------    ---------    ---------    ---------    ---------
  Net increase/(decrease)
   from contract transactions .........     237,434      188,350        5,831        1,863       11,738       18,494       11,158
                                          ---------    ---------    ---------    ---------    ---------    ---------    ---------
Total Increase/(Decrease) in
  Net Assets ..........................     239,097      189,561        5,846        1,871       12,005       18,588       11,226
  Net Assets at December 31, 1994 .....          --           --           --           --           --           --           --
                                          ---------    ---------    ---------    ---------    ---------    ---------    ---------
  Net Assets at December 31, 1995 .....   $ 239,097    $ 189,561    $   5,846    $   1,871    $  12,005    $  18,588    $  11,226
                                          =========    =========    =========    =========    =========    =========    =========



                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         THE GUARDIAN SEPARATE ACCOUNT K
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1997

Note 1 -- Organization


      The Guardian Separate Account K (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by The Guardian Insurance & Annuity Company, Inc. (GIAC) on September 1, 1995 and commenced operations on October 1, 1995. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life). GIAC issues the annual premium variable life insurance policies offered through the Account. GIAC provides for variable accumulations and benefits under the policies by crediting the net premium payments to one or more investment divisions established within the Account, or to the Fixed Rate Option (FRO), as selected by the policyowner. Amounts allocated to the FRO are maintained by GIAC in its general account. On May 1 and June 1, 1997, GIAC created two new investment divisions within the Account, the MFS Growth With Income Series and The Guardian Small Cap Stock Fund. The policyowner also has the ability to transfer his or her policy value among the investment divisions within the Account. The Account currently comprises eight investment divisions which invest in shares of the following mutual funds: The Guardian Stock Fund, Inc. (GSF), The Guardian Bond Fund, Inc. (GBF), The Guardian Cash Fund, Inc. (GCF), The Guardian Small Cap Stock Fund (GSCF), Baillie Gifford International Fund (BGIF), Value Line Centurion Fund, Inc., Value Line Strategic Asset Management Trust and MFS Growth With Income Series (collectively, the Funds and individually, a Fund). However, a policyowner may only invest in up to seven investment divisions, including the FRO.


      GSF, GBF, GCF and GSCF each has an investment advisory agreement with Guardian Investor Services Corporation, a wholly owned subsidiary of GIAC. BGIF is managed by Guardian Baillie Gifford Ltd., a joint venture company formed by GIAC and Baillie Gifford Overseas Ltd.

      Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make benefit payments, are obligations of GIAC.

      The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets may not be less than the amount required under state insurance laws to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in GIAC's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Note 2 --  Significant Accounting Policies

      The following is a summary of significant accounting policies of the Account.

Investments

      (a) Net proceeds from the sale of annual premium variable life insurance policies are invested by the Account's investment divisions in shares of the corresponding Funds at the net asset value of each Fund's shares. All distributions made by a Fund are reinvested in shares of the same Fund.

      (b) The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

      (c) Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date.

      (d) The cost of investments sold is determined on a first in, first out
(FIFO) basis.

Federal Income Taxes

      The operations of the Account are part of the operations of GIAC and, as such, are included in the combined tax return of GIAC. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

      Under current tax law, no federal taxes are payable by GIAC with respect to the operations of the Account.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         THE GUARDIAN SEPARATE ACCOUNT K
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                December 31, 1997



Purchases and Sales

      During the years ended December 31, 1997 and December 31, 1996, purchases and sales of shares of the Funds were as follows:

The Guardian Separate Account K             Purchases      Purchases       Sales         Sales
                                           December 31,   December 31,  December 31,  December 31,
                                              1997           1996          1997          1996
                                          ------------   ------------   ------------  ------------
The Guardian Stock Fund, Inc. ..........   $20,297,230   $ 7,453,097   $   991,563   $   762,371
The Guardian Bond Fund, Inc. ...........       276,923       142,104       103,032        29,801
The Guardian Cash Fund, Inc. ...........     1,411,205     1,797,215     1,354,306       788,260
The Guardian Small Cap Stock Fund ......       231,203            --         4,543            --
Baillie Gifford International Fund, Inc.     1,726,612       602,423       163,423        57,730
Value Line Centurion Fund, Inc. ........     2,610,334       971,334       300,598        99,743
Value Line Strategic Asset
  Management Trust .....................     2,133,657       660,006       180,590        98,478
MFS Growth With Income Series ..........        47,870            --         2,412            --
                                           -----------   -----------   -----------   -----------
   Total ...............................   $28,735,034   $11,626,179   $ 3,100,467   $ 1,836,383
                                           ===========   ===========   ===========   ===========

Note 3 -- Administrative and Mortality and Expense Risk Charges

      GIAC assumes mortality and expense risk related to the operations of the Account. To cover these risks, GIAC deducts a daily charge from the net assets of the Account which, on an annual basis, is equal to a rate of .60% of the policy account value.

      In addition, GIAC makes a monthly charge for the cost of life insurance, based on the face value of the policyowner's insurance inforce, as compensation for the anticipated cost of paying death benefits.

      Under the terms of the policy, GIAC deducts charges from the gross premiums before transferring the net premiums (gross premiums less other contractual charges) to the Account. These other contractual charges consist of:

      a) policy and administrative fees which vary with the face amount, age of the insured or the duration of the contract;

      b) an annual state premium tax charge as a percentage of the basic premium. This rate varies by state of jurisdiction.

      Currently, GIAC makes no charge against the Account for GIAC's federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

      Under current laws, GIAC may incur state and local taxes in several states. At present, these taxes are not significant. In the event of a material change in applicable state or local tax laws, GIAC reserves the right to charge the Account for such taxes, if any, which are attributable to the Account.


Note 4 -- Net Assets, December 31, 1997

      At December 31, 1997, net assets of the Account were as follows:

      Accumulation of Annual Premium
        Variable Life Insurance                           $32,482,048
         Policyowners' Accounts                             4,654,223
                                                          -----------
      Owned by GIAC                                       $37,136,271
                                                          ===========

      The amount retained by GIAC in the Account is comprised of GIAC's initial contribution to the Account together with amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.


      In some instances the calculation of total assets may not agree due to rounding.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         THE GUARDIAN SEPARATE ACCOUNT K
                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Guardian Insurance & Annuity Company, Inc.
and the Policyowners of The Guardian Separate Account K, "Park Avenue Life"

      In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the investment divisions relating to The Guardian Stock Fund, Inc., The Guardian Bond Fund, Inc., The Guardian Cash Fund, Inc., The Guardian Small Cap Stock Fund, Baillie Gifford International Fund, Value Line Centurion Fund, Inc., Value Line Strategic Asset Management Trust and MFS Growth With Income Series (constituting The Guardian Separate Account K, "Park Avenue Life") at December 31, 1997, and the results of each of their operations and changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the management of The Guardian Insurance & Annuity Company, Inc.; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the transfer agents of the underlying funds, provides a reasonable basis for the opinion expressed above.

/s/ PRICE WATERHOUSE LLP

PRICE WATERHOUSE LLP
New York, New York
February 13, 1998

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                         STATUTORY BASIS BALANCE SHEETS

                                                                                     As of December 31,
                                                                            -----------------------------------
                                                                                 1997                 1996
                                                                            --------------       --------------
ADMITTED ASSETS
Investments:
   Fixed maturities, principally at amortized cost
     (market: 1997 - $492,052,307; 1996 - $491,271,164) ................    $  484,747,832       $  490,445,948
   Affiliated mutual funds, at market ..................................        30,551,186            2,755,672
   Investment in subsidiary ............................................        12,073,143            7,746,643
   Policy loans - variable life insurance ..............................        72,737,781           68,143,068
   Cash and short-term investments .....................................        23,602,410           17,825,039
   Investment in joint venture .........................................           345,492              285,874
Accrued investment income receivable ...................................        13,303,271           10,553,405
Due from parent and affiliates .........................................         7,573,304            6,507,913
Other assets ...........................................................        12,557,432           12,173,268
Receivable from separate accounts ......................................        30,203,923           11,606,587
Variable annuity and EISP/CIP separate account assets ..................     6,810,882,719        5,248,159,777
Variable life separate account assets ..................................       414,699,239          342,921,803
                                                                            --------------       --------------
     TOTAL ADMITTED ASSETS .............................................    $7,913,277,732       $6,219,124,997
                                                                            ==============       ==============
LIABILITIES
Policy liabilities and accruals:
   Fixed deferred reserves .............................................    $  339,797,646       $  329,681,355
   Fixed immediate reserves ............................................         7,397,461            5,874,894
   Life reserves .......................................................        67,799,492           65,462,693
   Minimum death benefit guarantees ....................................         1,117,645            1,257,777
   Policy loan collateral fund reserve .................................        70,734,812           65,762,820
   Accrued expenses, taxes, & commissions ..............................         1,592,997            2,712,360
   Due to parent and affiliates ........................................        20,408,087           15,304,638
   Federal income taxes payable ........................................        10,939,640            4,743,447
   Other liabilities ...................................................        20,540,325           30,079,434
   Asset valuation reserve .............................................        26,305,528           15,121,269


   Variable annuity and EISP/CIP separate account liabilities ..........     6,750,575,077        5,193,574,218
   Variable life separate account liabilities ..........................       413,364,790          335,769,184
                                                                            --------------       --------------


     TOTAL LIABILITIES .................................................    $7,730,573,500       $6,065,344,089

COMMON STOCK AND SURPLUS
   Common Stock, $100 par value, 20,000 shares authorized,
     issued and outstanding ............................................         2,000,000            2,000,000
   Additional paid-in surplus ..........................................       137,398,292          137,398,292
   Assigned and unassigned surplus .....................................        43,305,940           14,382,616
                                                                            --------------       --------------
     Total Common Stock and Surplus ....................................       182,704,232          153,780,908
                                                                            --------------       --------------
     TOTAL LIABILITIES, COMMON STOCK AND SURPLUS .......................    $7,913,277,732       $6,219,124,997
                                                                            ==============       ==============

               See notes to statutory basis financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                    Statutory Basis STATEMENTS OF OPERATIONS

                                                                      For the Year Ended December 31,
                                                             -------------------------------------------------
                                                                 1997             1996              1995
                                                             -------------     ------------      -------------
Revenues:
   Premiums and annuity considerations:
     Variable annuity considerations .....................  $  995,209,301     $731,792,764      $537,841,762
     Life insurance premiums and fixed
  annuity considerations .................................      68,222,360       44,874,269        73,938,212
   Net investment income .................................      47,993,754       42,366,902        36,293,598
   Amortization of IMR ...................................         111,783          333,219           257,380
   Net gain from operations of separate accounts .........       5,780,327        8,860,462                --
   Service fees ..........................................      76,350,291       58,774,486        46,560,286
   Variable life-- cost of insurance .....................      11,205,120        4,844,028         4,232,564
   Reserve adjustments on reinsurance ceded ..............       7,885,341       30,636,445       (32,192,749)
   Commission and expense allowances .....................      16,268,128       14,508,840        10,057,974
   Other income ..........................................       5,178,266        2,535,356         1,127,526
                                                            --------------     ------------      ------------
 .........................................................   1,234,204,671      939,526,771       678,116,553
                                                            --------------     ------------      ------------
Benefits and expenses:
   Benefits:
     Death benefits ......................................       5,340,675        6,785,456         4,774,584
     Annuity benefits ....................................     687,719,014      426,072,773       276,568,762
     Surrender benefits ..................................      17,620,583       17,459,706        17,660,413
     Increase in reserves ................................      18,291,585       82,891,516        65,349,399
   Net transfers to (from) separate accounts:
     Variable annuity and EISP/CIP .......................     359,468,681      323,093,897       252,772,988
     Variable Life .......................................        (630,102)     (10,417,095)      (17,796,371)
   Commissions ...........................................      43,352,989       39,233,431        34,364,742
   General insurance expenses ............................      59,476,685       42,523,892        25,888,456
   Taxes, licenses and fees ..............................       3,743,414        3,723,858         2,477,492
   Reinsurance terminations ..............................         182,535      (15,470,015)       11,002,701
                                                            --------------     ------------      ------------
 .........................................................   1,194,566,059      915,897,419       673,063,166
                                                            --------------     ------------      ------------
   Income before income taxes and realized
     gains from investments ..............................      39,638,612       23,629,352         5,053,387

   Federal income taxes ..................................      12,073,500        3,941,460           439,667
                                                            --------------     ------------      ------------
   Income from operations, net of federal
     income taxes, and before net realized
     gains ...............................................      27,565,112       19,687,892         4,613,720

   Realized gains from investments, net of federal
     income taxes, net of transfer to IMR ................         472,127            7,540           342,455
                                                            --------------     ------------      ------------
   Net income ............................................  $   28,037,239     $ 19,695,432      $  4,956,175
                                                            ==============     ============      ============

               See notes to statutory basis financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

        STATUTORY BASIS STATEMENTS OF CHANGES IN COMMON STOCK AND SURPLUS

                                                                                  Assigned and
                                                                   Additional      Unassigned         Total
                                                     Common          Paid-in         Surplus      Common Stock
                                                      Stock          Surplus        (Deficit)      and Surplus
                                                     ------         --------        --------      ------------
Balances at December 31, 1994 ...................  $2,000,000     $137,398,292     $(1,817,759)   $137,580,533
                                                   ----------     ------------     -----------    ------------
Net income from operations ......................                                    4,956,175       4,956,175
Increase in unrealized appreciation of Company's
   investment in separate accounts, net of
   applicable taxes .............................                                    3,024,930       3,024,930
Decrease in unrealized appreciation of Company's
   investment in joint venture ..................                                       (6,803)         (6,803)
Increase in unrealized appreciation of Company's
   investment in subsidiary .....................                                      298,534         298,534
Increase in non-admitted assets .................                                       (7,078)         (7,078)
Disallowed interest maintenance reserve .........                                      143,080         143,080
Net increase in asset valuation reserve .........                                   (4,111,444)     (4,111,444)
                                                   ----------     ------------     -----------    ------------
Balances at December 31, 1995 ...................   2,000,000      137,398,292       2,479,635     141,877,927
                                                   ----------     ------------     -----------    ------------
Net income from operations ......................                                   19,695,433      19,695,433
Tax on prior years separate account seed
   investment unrealized gains ..................                                     (104,732)       (104,732)
Increase in unrealized appreciation of Company's
   investment in joint venture ..................                                      241,456         241,456
Increase in unrealized appreciation of Company's
   investment in subsidiary .....................                                      142,201         142,201
Decrease in unrealized appreciation of Company's
   investment in other assets ...................                                       (9,384)         (9,384)
Increase in non-admitted assets .................                                      (80,815)        (80,815)
Disallowed interest maintenance reserve .........                                     (128,107)       (128,107)
Surplus changes resulting from reinsurance ......                                   (2,073,155)     (2,073,155)
Net increase in asset valuation reserve .........                                   (5,779,916)     (5,779,916)
                                                   ----------     ------------     -----------    ------------
Balances at December 31, 1996 ...................   2,000,000      137,398,292      14,382,616     153,780,908
                                                   ==========     ============     ===========    ============
Net income from operations ......................                                   28,037,239      28,037,239
Increase in unrealized appreciation of Company's
   investment in joint venture ..................                                       42,908          42,908
Increase in unrealized appreciation of Company's
   investment in subsidiary .....................                                    4,326,500       4,326,500
Increase in unrealized appreciation of Company's
   investment in other assets ...................                                        9,384           9,384
Increase in unrealized appreciation of Company's
   investment in an affiliated mutual fund ......                                    7,271,233       7,271,233
Decrease in non-admitted assets .................                                       83,011          83,011
Disallowed interest maintenance reserve .........                                     (197,600)       (197,600)
Surplus changes resulting from reinsurance ......                                      534,908         534,908
Net increase in asset valuation reserve .........                                  (11,184,259)    (11,184,259)
                                                   ----------     ------------     -----------    ------------
Balances at December 31, 1997 ...................  $2,000,000     $137,398,292     $43,305,940    $182,704,232
                                                   ==========     ============     ===========    ============

               See notes to statutory basis financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                     STATUTORY BASIS STATEMENTS OF CASH FLOW

                                                                      For the Year Ended December 31,
                                                             --------------------------------------------------
                                                                  1997             1996              1995
                                                             --------------      ------------     -------------
Cash flows from insurance activities:
   Premiums, annuity considerations and
     deposit funds                                           $1,065,244,583      $780,710,735     $611,169,979
   Investment income                                             46,412,248        42,413,736       36,912,131
   Commissions and expense allowances on
     reinsurance ceded                                           22,679,622        37,315,301      (22,118,484)
   Other income                                                  67,084,996        47,357,962       44,220,753
   Death benefits                                                (5,492,854)       (6,900,438)      (4,420,866)
   Surrender benefits                                           (17,780,564)       (2,774,865)     (17,660,413)
   Annuity benefits                                            (689,207,046)     (424,511,908)    (276,163,436)
   Commissions, other expenses
     and taxes (excluding FIT)                                 (101,213,566)      (78,968,214)     (57,714,112)
   Net transfers to separate accounts                          (356,017,200)     (307,856,562)    (231,230,812)
   Federal income taxes (excluding tax on
     capital gains)                                              (5,094,779)          682,025       (1,557,444)
   Increase in policy loans                                      (4,594,714)       (4,300,868)      (4,522,280)
   Other operating expenses and sources                            (140,580)        2,077,342       (8,945,084)
                                                             --------------      ------------     ------------
Net cash provided by insurance activities                        21,880,146        85,244,246       67,969,932
                                                             --------------      ------------     ------------
Cash flows from investing activities:
   Proceeds from dispositions of investment
     securities                                                 315,404,430       224,692,954       63,122,215
   Purchases of investment securities                          (331,151,548)     (309,590,319)    (118,543,796)
   Federal income tax on capital gains                             (355,657)         (505,496)         992,810
                                                             --------------      ------------     ------------
Net cash used in investing activities                           (16,102,775)      (85,402,861)     (54,428,771)
                                                             --------------      ------------     ------------
     Net increase (decrease) in cash                              5,777,371          (158,615)      13,541,161
     Cash and short-term investments,
       beginning of year                                         17,825,039        17,983,654        4,442,493
                                                             --------------      ------------     ------------
     Cash and short-term investments,
       end of year                                           $   23,602,410      $ 17,825,039     $ 17,983,654
                                                             ==============      ============     ============

               See notes to statutory basis financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                                December 31, 1997

Note 1 -- Organization

      The Guardian Insurance & Annuity Company, Inc. (GIAC or the Company) is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (The Guardian). The Company, domiciled in the state of Delaware, is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company's primary business is the sale of variable deferred annuity contracts and variable and term life insurance policies. For variable products other than 401(k) products, contracts are sold by insurance agents who are licensed by GIAC and are either Registered Representatives of Guardian Investor Services Corporation (GISC) or of other broker dealer firms that have entered into sales agreements with GIAC and GISC. The Company's general agency distribution system is used for the sale of other products and policies.

      GISC, a wholly owned subsidiary of the Company, is a registered broker dealer under the Securities Exchange Act of 1934 and is a registered investment advisor under the Investment Adviser's Act of 1940. GISC is the distributor and underwriter for GIAC's variable products, and the investment advisor to certain mutual funds sponsored by GIAC, which are investment options for the variable products.

      Insurance Separate Accounts: The Company has established fourteen insurance separate accounts primarily to support the variable annuity and life insurance products it offers. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contractholders. Of these separate accounts the Company maintains two separate accounts whose sole purpose is to fund certain employee benefit plans of The Guardian.

      The assets and liabilities of the separate accounts are clearly identified and distinct from the other assets and liabilities of the Company. The assets of the separate accounts will not be charged with any liabilities arising out of any other business of the Company. However, the obligations of the separate accounts, including the promise to make annuity and death benefit payments, remain obligations of the Company. Assets and liabilities of the separate accounts are stated primarily at the market value of the underlying investments and corresponding contractholders obligations. The amounts provided by the Company to establish separate account investment portfolios (seed money) are not included in separate account liabilities.

Note 2 -- Summary of Significant Accounting Policies

      Basis of presentation of financial statements: The financial statements have been prepared on a statutory basis of accounting that is prescribed or permitted by the Insurance Department of the State of Delaware which is a comprehensive basis of accounting other than generally accepted accounting principles (GAAP).

      Financial statements prepared on a statutory basis vary from financial statements prepared on a GAAP basis because: (1) the costs relating to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred, whereas on a GAAP basis they would be recorded as assets and amortized over the future periods to be benefited; (2) life insurance and annuity reserves are based on statutory mortality and interest requirements, without consideration of withdrawals, whereas on GAAP basis they are on anticipated Company experience for lapses, mortality and investment yield; (3) life insurance enterprises are required to establish a formula-based asset valuation reserve (AVR) by a direct charge to surplus to offset potential investment losses; under GAAP, provisions for investments are established as needed through a charge to income; (4) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (IMR) and amortized into investment income over the remaining life of the investment sold; for GAAP, such gains and losses are recognized in income at the time of sale; (5) bonds are carried principally at amortized cost for statutory reporting and at market value for GAAP; (6) annuity and certain insurance premiums are recognized as premium income, whereas for GAAP they are recognized as deposits; (7) deferred federal income taxes are not provided for temporary differences between tax and book assets and liabilities as they are under GAAP; (8) certain reinsurance transactions are accounted for as reinsurance for statutory purposes and as financing transactions under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP.

--------------------------------------------------------------------------------

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS


                                December 31, 1997


      Use of Estimates: The preparation of financial statements of insurance enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. As a provider of life insurance and annuity products, GIAC's operating results in any given period depend on estimates of policy reserves required to provide for future policyholder benefits. The development of policy reserves for insurance and investment contracts requires management to make estimates and assumptions regarding mortality, lapse, expense and investment experience. Such estimates are primarily based on historical experience and, in many cases, state insurance laws that require specific mortality, morbidity, and investment assumptions to be used by the Company. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related reserve estimates.

      Valuation of investments: Investments in securities are recorded in accordance with valuation procedures established by the National Association of Insurance Commissioners (NAIC). Unrealized gains and losses on investments carried at market are recorded directly to unassigned surplus. Realized gains and losses on disposition of investments are determined by the specific identification method. The Company has recorded in accordance with NAIC requirements, the net gain from the operations of the separate accounts in the operations of the general account in 1997 and 1996 instead of in surplus.

      Bonds: Bonds are valued principally at amortized cost. Mortgage backed bonds are carried at amortized cost using the interest method considering anticipated prepayments at the date of purchase. Significant changes in future anticipated cash flows from the original purchase assumptions are accounted for using the retrospective adjustment method with PSA standard prepayment rates.

      Investment in subsidiary: GIAC's investment in GISC is carried at equity in GIAC's underlying net assets. Undistributed earnings or losses are reflected as unrealized capital gains and losses directly in unassigned surplus. Dividends received from GISC are recorded as investment income and amounted to $10,000,000 in 1997, $9,500,000 in 1996 and 6,700,000 in 1995.

      Short-Term Investments: Short-term investments are stated at amortized cost and consist primarily of investments having maturities at the date of purchase of six months or less. Market values for such investments approximate carrying value.

      Loans on Policies: Loans on policies are stated at unpaid principal balance. The carrying amount approximates fair value since loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

      Investment Reserves: In compliance with regulatory requirements, the Company maintains the Asset Valuation Reserve (AVR) and the Interest Maintenance Reserve (IMR). The AVR is intended to stabilize surplus against market fluctuations in the value of equities and credit related declines in the value of bonds. Changes in the AVR are recorded directly to unassigned surplus. The IMR captures net after-tax realized capital gains which result from changes in the overall level of interest rates for fixed income investments and amortizes these net capital gains into income over the remaining stated life of the investments sold. The Company uses the group method of calculating the IMR, consistent with prior years. Any net negative IMR amounts are treated as a non-admitted asset.

      Contract and Policy Reserves: Fixed deferred reserves represent the fund balance left to accumulate at interest under fixed annuity contracts that were offered directly by the Company, a fixed rate option that is offered to variable annuity contractowners and a single premium deferred annuity that is offered by the Company. The Company no longer offers the fixed annuity contracts.

      The estimated fair value of contractholder account balances within the fixed deferred reserves has been determined to be equivalent to carrying value as the current offering and renewal rates are set in response to current market conditions and are only guaranteed for one year.

      The interest rate credited on fixed annuity contracts included in fixed deferred reserves for 1997 and 1996 was 5.75%. The interest rate credited on the fixed rate option that is offered to certain variable annuity contractowners was 5.50% during 1997. For the fixed rate option currently issued, the issue and renewal interest rates credited varies from month to month and ranged from 5.25% to 5.40% in 1997. For single premium deferred annuities the rates ranged from 5.00% to 6.00% in 1997. Fixed immediate reserves are a liability

--------------------------------------------------------------------------------

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS


                                December 31, 1997


within the general account for those annuitants that have elected a fixed annuity payout option. The immediate contract reserve is computed using the 1971 IAM Table and the 1983 IAM Table and a 4% discount rate.

      The loan collateral fund reserve is the cash value of loaned variable life policyowner account values. The reserve is credited with interest at 4% per annum for single premium variable life policyowners, 6.5% for annual pay variable life policyowners and 7% for other variable life policyowners.

      Non-admitted Assets: Certain assets designated as "non-admitted assets" in accordance with rules and regulations of the Department of Insurance of the State of Delaware are charged directly to unassigned surplus. At December 31, 1997 and 1996 non-admitted assets consisted of agents' balances and miscellaneous receivables in the amounts of $82,380 and $123,785, respectively.

      Acquisition Costs: Commissions and other costs incurred in acquiring new business are charged to operations as incurred.

      Premiums and Other Revenues: Premiums and annuity considerations are recognized for funds received on variable life insurance and annuity products. Corresponding transfers to/from separate accounts are included in the expenses.

      Revenue also includes service fees from the separate accounts consisting of mortality and expense charges, annual administration fees, charges for the cost of term insurance related to variable life policies and penalties for early withdrawals. Services fees were not charged on separate account assets of $162,522,811 and $142,722,353 at December 31, 1997 and 1996, respectively, which represent investments in The Guardian's employee benefit plans.

      Federal Income Taxes: The provision for federal income taxes is based on income from operations currently taxable, as well as accrued market discount on bonds. Realized gains and losses are reported after adjustment for the applicable federal income taxes. The taxable portion of unrealized appreciation of the Company's separate account investments is included in operations for 1997 and 1996, and in surplus in 1995.

      Other: Certain reclassifications have been made in the amounts presented for prior periods to conform those periods with the 1997 presentation.

Note 3 -- Federal Income Taxes

      The Company's federal income tax return is consolidated with its parent, The Guardian. The consolidated income tax liability is allocated among the members of the group according to a tax sharing agreement. In accordance with the tax sharing agreement between and among the parent and participating subsidiaries, each member of the group computes its tax provision and liability on a separate return basis, but may, where applicable, recognize benefits of net operating losses and capital losses utilized in the consolidated group. Estimated payments are made between the members of the group during the year.

      A reconciliation of federal income tax expense, based on the prevailing corporate income tax rate of 35% for 1997, 1996 and 1995 to the federal income tax expense reflected in the accompanying financial statements is as follows:

                                                                      For the Year Ended December 31,
                                                             --------------------------------------------------
                                                                1997               1996               1995
                                                             -----------        -----------        ------------
Income tax at prevailing corporate
   income tax rates applied to pretax
   statutory income .....................................    $13,873,514        $ 8,270,274        $ 1,768,688
Add (deduct) tax effect of:
   Adjustment for annuity and other reserves ............       (291,470)        (1,478,476)           337,668
   DAC Tax ..............................................      1,712,811            867,731            666,260
   Dividend from subsidiary .............................     (3,500,000)        (3,325,000)        (2,345,000)
   Other-- net ..........................................        278,645           (393,069)            12,051
                                                             -----------        -----------        -----------


Federal income taxes ....................................    $12,073,500        $ 3,941,460        $   439,667
                                                             ===========        ===========        ===========



      The provision for federal income taxes includes deferred taxes in 1997, 1996 and 1995 of $181,145, $353,051 and $304,923, respectively, applicable to the difference between the tax basis and the financial statement basis of recording investment income relating to accrued market discount.

--------------------------------------------------------------------------------

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS


                                December 31, 1997


Note 4 -- Investments

      The major categories of net investment income are summarized as follows:

                                             For the Year Ended December 31,
                                    --------------------------------------------
                                       1997            1996            1995
                                    -----------     -----------     ------------
Fixed maturities ................   $31,806,228     $28,234,145     $25,795,915
Affiliated money market funds ...       524,277         121,733         130,729
Subsidiary ......................    10,000,000       9,500,000       6,700,000
Policy loans ....................     3,386,194       3,089,114       2,847,532
Short-term investments ..........     2,280,599       1,204,805       1,166,264
Joint venture dividend ..........     1,047,525         623,160         684,306
Other ...........................        59,779          55,301          14,951
                                    -----------     -----------     -----------
                                     49,104,602      42,828,258      37,339,697
Less: Investment expenses .......     1,110,848         461,356       1,046,099
                                    -----------     -----------     -----------
Net investment income ...........   $47,993,754     $42,366,902     $36,293,598
                                    ===========     ===========     ===========

      Gross realized gains and losses, less applicable federal income taxes and transfer to IMR, are summarized as follows:

                                                           For the Year Ended December 31,
                                                  --------------------------------------------
                                                     1997            1996            1995
                                                  -----------     -----------     ------------
Realized gains from dispositions:
   U.S. Government bonds .......................  $   722,440     $ 1,014,811     $   438,127
   Corporate debt securities ...................      413,022       1,014,562         555,817
   Common stocks ...............................          174              --              --
   Seed investment redeemed ....................           --              --         717,499


   Foreign exchange ............................        2,791          11,599              --


Realized losses from dispositions:
   U.S. Government bonds .......................      744,168         181,025           7,498
   Corporate debt securities ...................      399,618         617,325         370,353
   Foreign exchange ............................        5,773              --          10,145
   Short term investments ......................        1,218             191              --
                                                  -----------     -----------     -----------
   Net realized capital gains (losses) .........      (12,350)      1,242,431       1,323,447
                                                  -----------     -----------     -----------
Federal income tax expense (benefit):
   Current .....................................     (269,216)        829,609         622,821
   Deferred ....................................     (209,059)       (394,759)        (42,290)
                                                  -----------     -----------     -----------
   Total federal income tax expense (benefit) ..     (478,275)        434,850         580,531
                                                  -----------     -----------     -----------
Transfer to IMR ................................       (6,202)        800,041         400,461
                                                  -----------     -----------     -----------
Net realized gains (losses) ....................  $   472,127     $     7,540     $   342,455
                                                  ===========     ===========     ===========

     The market values of bonds are based on quoted prices as available. For certain private placement debt securities where quoted market prices are not available, fair value is estimated by management using adjusted market prices for like securities.

--------------------------------------------------------------------------------

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS


                                December 31, 1997


      The cost and estimated market values of investments by major investment category at December 31, 1997 and 1996 are as follows:

                                                                     December 31, 1997
                                             ------------------------------------------------------------------
                                                                   Gross            Gross           Estimated
                                                                Unrealized       Unrealized          Market
                                                  Cost             Gains           Losses             Value
                                             -------------    -------------     -------------     ------------
U.S.  Treasury securities & obligations
   of U.S. government corporations
   and agencies ...........................   $ 65,358,213     $  1,550,649      $     16,198     $ 66,892,664
Obligations of states and political
   subdivisions ...........................     71,909,687          795,387            41,850       72,663,224
Debt securities issued by foreign
   governments ............................      7,062,711               --           115,745        6,946,966
Corporate debt securities .................    340,417,221        6,143,061         1,010,829      345,549,453
Common stock of subsidiary ................      9,398,292        2,674,851                --       12,073,143
Affiliated mutual funds ...................     23,279,949        7,271,237                --       30,551,186
                                             -------------    -------------     -------------     ------------
 ..........................................   $517,426,073     $ 18,435,185      $  1,184,622     $534,676,636
                                             =============    =============     =============     ============

                                                                     December 31, 1996
                                             ------------------------------------------------------------------
                                                                   Gross            Gross           Estimated
                                                                Unrealized       Unrealized          Market
                                                  Cost             Gains           Losses             Value
                                             -------------    -------------     -------------     ------------
U.S.  Treasury securities & obligations
   of U.S. government corporations
   and agencies ...........................   $133,436,167     $    761,811      $    435,887     $133,762,091
Obligations of states and political
   subdivisions ...........................     40,444,325          148,692            70,771       40,522,246
Debt securities issued by foreign
   governments ............................      3,491,091               --            65,431        3,425,660
Corporate debt securities .................    313,074,365        2,279,414         1,792,612      313,561,167
Common stock of subsidiary ................      9,398,292               --         1,651,649        7,746,643
Affiliated mutual funds ...................      2,755,672               --                --        2,755,672
                                             -------------    -------------     -------------     ------------
 ..........................................   $502,599,912     $  3,189,917      $  4,016,350     $501,773,479
                                             =============    =============     =============     ============

      The amortized cost and estimated market value of debt securities at December 31, 1997 and 1996, by contractual maturity, is shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations.

                                                   As of December 31, 1997
                                              --------------------------------
                                                                   Estimated
                                                Amortized           Market
                                                  Cost               Value
                                              -------------      -------------
Due in one year or less ....................   $ 59,694,316      $ 59,737,770
Due after one year through five years ......    234,805,896       236,867,373
Due after five years through ten years .....    103,002,869       106,604,446
Due after ten years ........................     21,552,124        22,383,887
                                              -------------     -------------
                                                419,055,205       425,593,476
Sinking fund bonds
   (including collateralized mortgage
    obligations) ...........................     65,692,627        66,458,831
                                              -------------     -------------
                                               $484,747,832      $492,052,307
                                              =============     =============

--------------------------------------------------------------------------------

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS


                                December 31, 1997


                                                   As of December 31, 1996
                                             ---------------------------------
                                                                   Estimated
                                               Amortized            Market
                                                 Cost                Value
                                             -------------       -------------
Due in one year or less ...................   $ 64,861,358       $ 65,045,326
Due after one year through five years .....    286,602,923        287,118,976
Due after five years through ten years ....     74,354,923         74,503,267
Due after ten years .......................     25,247,736         25,461,329
                                             -------------      -------------
                                               451,066,940        452,128,898
Sinking fund bonds
   (including collateralized mortgage
   obligations) ...........................     39,379,008         39,142,266
                                             -------------      -------------
                                              $490,445,948       $491,271,164
                                             =============      =============

Note 5 -- Reinsurance Ceded

      The Company enters into coinsurance, modified coinsurance and yearly renewable term agreements with affiliated companies and outside parties to provide for reinsurance of selected variable annuity contracts and group life and individual life policies. Under the terms of the modified coinsurance agreements, reserves related to the reinsurance business and corresponding assets are held by the Company. Accordingly, policy reserves include $76,669,184 and $447,494,766 at December 31, 1997 and 1996, respectively, applicable to policies reinsured under modified coinsurance agreements. The reinsurance contracts do not relieve the Company of its primary obligation for policyowner benefits. Failure of reinsurers to honor their obligations could result in losses to the Company.

      The effect of these agreements on the components of the Company's gain from operations in the accompanying statements of operations are as follows:


                                            For the Year Ended December 31,
                                     -------------------------------------------
                                         1997           1996           1995
                                         ----           ----           ----


Premiums and deposits                $(43,873,731)  $(83,250,212)  $(41,212,253)
Net investment income                          --        (61,779)            --
Commission and expense allowances       7,885,341     14,508,839     10,057,974
Reserve adjustments                    16,268,128     30,636,445    (32,192,749)
Other income                            1,875,163        (25,000)            --
                                     ------------   ------------   ------------
  Revenues                            (17,845,099)   (38,191,707)   (63,347,028)

Policyholder benefits                 (10,975,075)   (26,873,945)   (57,577,405)
Increase in aggregate reserves         22,859,719     (5,658,260)   (11,909,990)
Reinsurance terminations              (27,421,066)   (15,470,015)    11,002,701
General expenses                          (40,452)       (81,667)       (48,640)
                                     ------------   ------------   ------------
  Deductions                          (15,576,874)   (48,083,887)   (58,533,334)
                                     ------------   ------------   ------------

Net income (loss) from
  reinsurance ceded                  $ (2,268,225)  $  9,892,180   $ (4,813,694)
                                     ============   ============   ============

--------------------------------------------------------------------------------

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS


                                December 31, 1997


Note 6 -- Reinsurance Assumed

      The Company has entered into various coinsurance agreements with non-affiliated and affiliated companies. The Company assumes certain life and disability income policies.

      The effect of these agreements on the components of the Company's gain from operations in the accompanying statements of operations are as follows:


                                              For the Year Ended December 31,
                                     ------------------------------------------

                                        1997           1996           1995
                                     -----------    -----------    ------------
Premiums and deposits .............  $  (389,221)   $41,133,358    $ 7,153,623
Net investment income .............       45,288         94,657         62,847
Other income ......................      (62,752)       375,404         32,528
                                     -----------    -----------    -----------
  Revenues ........................     (406,685)    41,603,419      7,248,998

Policyholder benefits .............    3,967,619      8,076,053      5,086,702
Increase in aggregate reserves ....  (31,677,857)    31,556,908       (357,463)
Reinsurance expenses ..............   27,603,602       (452,476)     1,451,058
Other expenses ....................    1,885,300        551,319         54,043
                                     -----------    -----------    -----------
  Deductions ......................    1,778,664     39,731,804      6,234,340
                                     -----------    -----------    -----------
Net income (loss) from
 reinsurance assumed ..............  $(2,185,349)   $ 1,871,615    $ 1,014,658
                                     ===========    ===========    ===========

      The Company terminated, during 1997, an assumption agreement with an unaffiliated company. Under this agreement, included in the consolidated statements of income are $(2.3) million, $20.2 million and $7.2 million of premiums at December 31, 1997, 1996 and 1995, respectively.

Note 7 -- Related Party Transactions

      Registered representatives of the Guardian Investor Services Corporation produce a major portion of the Company's business. During 1997, 1996 and 1995, premium and annuity considerations produced by GISC amounted to $564,519,265, $528,353,595 and $400,148,692, respectively. The related commissions paid to GISC amounted to $1,979,926, $1,851,468 and $1,409,708 for 1997, 1996 and 1995,
respectively.

      The Company is billed by The Guardian for all compensation and related employee benefits for those employees of The Guardian who are engaged in the Company's business and for the Company's use of The Guardian's centralized services and agency force. The amounts charged for these services amounted to $60,009,449 in 1997, $41,129,644 in 1996 and $24,989,111 in 1995, and, in the
opinion of management, were considered appropriate for the services rendered.

      The company had an investment in the Guardian Real Estate Account (GREA), which was established in 1987 under Delaware insurance law as an insurance company separate account. GIAC had contributed capital to GREA since it was established to provide for funds and to preserve liquidity. Effective December 19, 1997, GREA was liquidated and, as a result, $6,746,290 was returned to GIAC in the form of capital and there was a realized gain recorded of $969,045 included in the net gain from operations of separate accounts.

      A significant portion of the Company's separate account assets is invested in affiliated mutual funds. These funds consist of The Guardian Park Avenue Fund, The Guardian Stock Fund, The Guardian Small Cap Stock Fund, The Guardian Bond Fund, The Baillie Gifford International Fund, The Baillie Gifford Emerging Markets Fund, The Guardian Baillie Gifford International Fund, The Guardian Asset Allocation Fund, The Guardian Investment Quality Bond Fund, The Guardian Cash Management Fund and The Guardian Cash Fund. Each of these funds has an investment advisory agreement with GISC, except for The Baillie Gifford International Fund, The Baillie Gifford Emerging Markets Fund and The Guardian Baillie Gifford International Fund. The investments as of December 31, 1997 and 1996 are as follows:

--------------------------------------------------------------------------------

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS


                                December 31, 1997

                                                     1997             1996
                                                --------------   --------------
The Guardian Park Avenue Fund ................. $  371,662,107   $  251,812,050
The Guardian Stock Fund .......................  3,222,051,866    2,226,887,181
The Guardian Small Cap Stock Fund .............     60,104,422               --
The Guardian Bond Fund ........................    355,417,535      354,316,320
The Baillie Gifford International Fund ........    442,651,457      400,894,824
The Baillie Gifford Emerging Markets Fund .....     65,038,546       45,571,916
The Guardian Baillie Gifford International Fund      3,378,730           19,720
The Guardian Asset Allocation Fund ............     14,910,420           46,623
The Guardian Investment Quality Bond Fund .....      1,546,854            9,385
The Guardian Cash Management Fund .............     22,250,501        3,113,523
The Guardian Cash Fund ........................    368,122,449      378,321,710
                                                --------------   --------------
                                                $4,927,134,887   $3,660,993,252
                                                ==============   ==============


      The Company, in agreement with Baillie Gifford Overseas Ltd., has a joint venture company - Guardian Baillie Gifford Ltd. (GBG) - that is organized as a corporation in Scotland. GBG is registered in both the United Kingdom and the United States to act as an investment advisor for the Baillie Gifford International Fund (BGIF), the Baillie Gifford Emerging Markets Fund (BGEMF), The Guardian Baillie Gifford International Fund (GBGIF) and The Guardian Baillie Gifford Emerging Markets Fund (GBGEMF). The Funds, except for The Guardian Baillie Gifford Emerging Markets Fund, are offered in the U.S. as investment options under certain variable annuity contracts and variable life policies.

      The Company maintains an investment in an affiliated money market mutual fund, The Guardian Cash Management Fund. At December 31, 1997 and 1996 this amounted to $2,888,149 and $2,755,672, respectively. The Company also made an investment in an affiliated small cap stock mutual fund during 1997, The Guardian Small Cap Stock Fund. At December 31, 1997 this investment amounted to $27,663,037.

Note 8 -- Separate Accounts

      The following represents a reconciliation of net transfers from GIAC to the separate accounts. Transfers are reported in the Summary of Operations of the Separate Account Annual Statement:

                                                                 For the Year Ended December 31,
                                                     ----------------------------------------------------
                                                           1997               1996               1995
                                                     -------------        ------------       ------------
Transfers to separate accounts                       $1,054,380,697       $767,741,428       $582,715,569
Transfers from separate accounts                       (782,891,638)      (518,683,141)      (398,531,802)
                                                      -------------       ------------       ------------
  Net transfers to separate accounts                    271,489,059        249,058,287        184,183,767
                                                      -------------       ------------       ------------
Reconciling Adjustments:
Mortality & expense guarantees-- variable annuity        70,027,514         53,219,656         41,474,872
Mortality & expense guarantees-- variable life            2,021,656          1,687,711          1,571,955
Administrative fees-- variable annuity                    4,095,230          3,867,120          3,513,459
Cost of insurance-- variable life                        11,205,120          4,844,028          4,232,564
                                                      -------------       ------------       ------------
  Total adjustments                                      87,349,520         63,618,515         50,792,850
                                                      -------------       ------------       ------------
Transfers as reported in the Statement of
  Operations of GIAC                                 $  358,838,579       $312,676,802       $234,976,617
                                                      =============       ============       ============

--------------------------------------------------------------------------------

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS


                                December 31, 1997


Note 9 -- Annuity Actuarial Reserves and Deposit Liabilities

      The following describes withdrawal characteristics of annuity actuarial reserves and deposit liabilities:

                                               For the Year Ending 1997        For the Year Ending 1996
                                              --------------------------       -------------------------
                                                 Amount              %             Amount           %
                                              ------------        ------       ------------       ------
Subject to discretionary withdrawal
   with market value adjustment ...           $ 46,276,766         10.19%      $ 44,480,214       10.22%
                                              ------------        ------       ------------      ------
   Total with adjustment or at
     market value .................             46,276,766         10.19         44,480,214       10.22
   at book value without adjustment
     (minimal or no charge or
     adjustment) ..................            313,725,462         69.05        302,433,090       69.45
Not subject to discretionary
   withdrawal .....................             94,338,339         20.76         88,546,538       20.33
                                              ------------        ------       ------------      ------
Total (gross) .....................            454,340,567        100.00        435,459,842      100.00
Reinsurance ceded .................                     --         --                 4,879       --
                                              ------------        ------       ------------      ------
Total .............................           $454,340,567        100.00%      $435,454,963      100.00%
                                              ============        ======       ============      ======

      This does not include $6,647,606,347 and $5,098,658,097 of non-guaranteed annuity reserves held in separate accounts, and $3,572,284 and $2,927,130 at December 31, 1997 and 1996, respectively, in annuity reserves being held as a loan collateral fund for loans on certain annuity contracts.

Note 10 - Statutory Financial Information

      The following reconciles the statutory net income of the Company as reported to the regulatory authorities to consolidated GAAP net income:

                                                                      For the Year Ended December 31,
                                                             --------------------------------------------------
                                                                1997               1996               1995
                                                             -----------        -----------        ------------


Statutory net income .....................................   $28,037,239        $19,695,432        $ 4,956,175
Adjustments to restate to the basis of GAAP:
   Net income of subsidiaries ............................     4,326,500            142,201            298,534
   Change in deferred policy acquisition costs ...........    41,883,919         42,525,493         31,247,939
   Deferred premiums .....................................    (5,542,795)         3,238,115         (1,643,253)
   Re-estimation of future policy benefits ...............    (3,353,249)        26,953,558            297,442
   Reinsurance ...........................................    12,372,471        (36,353,822)        15,465,956
   Deferred federal income tax expense ...................   (16,212,244)       (13,074,280)       (15,681,250)
   Elimination of interest maintenance reserve ...........      (111,783)          (333,219)          (257,381)
   Other, net ............................................       201,840         (2,444,872)         2,598,780
                                                             -----------        -----------        -----------
Consolidated GAAP net income .............................   $61,601,898        $40,348,606        $37,282,942
                                                             ===========        ===========        ===========



--------------------------------------------------------------------------------

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS


                                December 31, 1997


      The following reconciles the statutory capital and surplus of the Company as reported to the regulatory authorities to consolidated GAAP stockholder's equity:


                                                                               December 31,
                                                            ---------------------------------------------


                                                                1997            1996            1995
                                                            ------------    ------------    -------------
Statutory capital and surplus ...........................   $182,704,232    $153,780,908    $141,877,927
Add (deduct) cumulative effect of adjustments:
   Deferred policy acquisition costs ....................    267,369,685     221,475,216     178,010,226
   Elimination of asset valuation reserve ...............     26,305,528      15,121,269       9,341,353
   Re-estimation of future policy benefits ..............     41,283,947      31,167,840       4,214,282
   Establishment of deferred federal income tax .........    (84,703,745)    (65,164,526)    (53,962,281)
   Unrealized gains on investments ......................      7,852,564       2,313,203      10,655,552
   Other liabilities ....................................    (33,486,652)    (32,389,767)      1,811,239
   Deferred premiums ....................................     (7,024,891)     (1,482,096)     (4,720,211)
   Other, net ...........................................     (3,468,519)     (2,215,098)     (1,276,761)
                                                            ------------    ------------    ------------
     Consolidated GAAP stockholder's equity .............   $396,832,149    $322,606,949    $285,951,326
                                                            ============    ============    ============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                        REPORT OF INDEPENDENT ACCOUNTANTS

February 10, 1998


To the Board of Directors of
The Guardian Insurance &  Annuity Company, Inc.

      We have audited the accompanying statutory basis balance sheets of The Guardian Insurance & Annuity Company, Inc. as of December 31, 1997 and 1996, and the related statutory basis statements of operations, of changes in common stock and surplus and of cash flows for the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      As described in Note 2, these financial statements were prepared in conformity with accounting practices prescribed or permitted by insurance regulatory authorities (statutory basis of accounting), which is a comprehensive basis of accounting other than generally accepted accounting principles. Accordingly, the financial statements are not intended to represent a presentation in accordance with generally accepted accounting principles. The effects on the financial statements of the variances between such practices and generally accepted accounting principles are material and are described in Note 2.

      In our report dated February 9, 1996, we expressed an opinion that the 1995 financial statements, prepared using accounting practices prescribed or permitted by insurance regulatory authorities, were presented fairly, in all material respects, in conformity with generally accepted accounting principles. As described in Note 2 to these financial statements, pursuant to pronouncements of the Financial Accounting Standards Board, financial statements of mutual life insurance companies and their wholly owned stock insurance company subsidiaries are no longer considered presentations in conformity with generally accepted accounting principles. Accordingly, our present opinion on the presentation of the 1995 financial statements, as presented herein, is different from that expressed in our report dated February 9, 1996.

      In our opinion, the financial statements referred to above (1) do not present fairly, in conformity with generally accepted accounting principles, the financial position of The Guardian Insurance & Annuity Company, Inc. at December 31, 1997 and 1996, or the results of its operations or its cash flows for the three years in the period ended December 31, 1997, because of the effects of the variances between the statutory basis of accounting and generally accepted accounting principles, and (2) present fairly, in all material respects, its financial position and the results of its operations and its cash flows, in conformity with accounting practices prescribed or permitted by insurance regulatory authorities.


/s/ PRICE WATERHOUSE LLP

PRICE WATERHOUSE LLP
New York, New York



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   APPENDIX A

             ILLUSTRATIONS OF DEATH BENEFITS, POLICY ACCOUNT VALUES,
            NET CASH SURRENDER VALUES AND ACCUMULATED POLICY PREMIUMS


The following tables illustrate how the Policies operate. Specifically, they show how the death benefit, Net Cash Surrender Value and Policy Account Value can vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account that are equal to constant after tax annual rates of 0%, 6% and 12%. The tables are based on policies with Face Amounts of $250,000 for a male insured at Age 40 and shown in the preferred plus classification and also in the preferred classification. Values are first given based on current charges and then based on the policy's higher guaranteed charges. In addition, each illustration is given first for a policy with an Option 1 death benefit and then for a policy with an Option 2 death benefit. These illustrations may assist in the comparison of death benefits, Net Cash Surrender Values and Policy Account Values for Park Avenue Life policies with those under other variable life insurance policies that may be issued by GIAC or other companies. Prospective policyowners are advised, however, that it may not be advantageous to replace existing life insurance coverage by purchasing a Park Avenue Life policy, particularly if the decision to replace existing coverage is based solely on a comparison of policy illustrations.

Death benefits, Net Cash Surrender Values and Policy Account Values will be different from the amounts shown if: (1) the actual gross rates of return average 0%, 6% or 12%, but vary above and below the average over the period; and
(2) Policy Premiums are paid at other than annual intervals, or if Unscheduled Payments are made. Benefits and values will also be affected by the policyowner's allocation of the Unloaned Policy Account Value among the Variable Investment Options and the Fixed-Rate Option. If the actual gross rate of return for all options averages 0%, 6% or 12%, but varies above or below that average for individual options, allocation and transfer decisions can have a significant impact on a policy's performance. Policy loans and other policy transactions, such as skipping Policy Premiums and partial withdrawals, will also affect results, as will the insured's sex, smoker status and premium class.


Death benefits, Net Cash Surrender Values and Policy Account Values shown in the tables reflect the fact that: (1) deductions have been made from annual Policy Premiums for Policy Premium Assessments and Premium Charges; and (2) Monthly Deductions are deducted from the Policy Account Value on each Monthly Date. The Net Cash Surrender Values shown in the tables reflect the fact that a surrender charge is deducted upon surrender, Face Amount reduction or lapse during the first 12 policy years. The death benefits, Net Cash Surrender Values and Policy Account Values also reflect a daily charge assessed against the Separate Account for mortality and expense risks equivalent to an annual charge of .60% (on a current basis) and .90% (on a guaranteed basis) of the average daily value of the assets in the Separate Account attributable to the policies. See "Deductions and Charges." The amounts shown in the illustrations also reflect an average of the investment advisory fees and operating expenses incurred by the mutual funds, at an annual rate of 0.83% of the average daily net assets of such funds.

The average is based upon actual expenses incurred during 1997 for all funds. Operatng expenses for the MFS Growth With Income Series, Emerging Growth Series, and Total Return Series for 1997 were capped at 0.25% of the average daily net assets of the series and operating expenses for the MFS Bond Series were capped at 0.40% of the average daily net assets of the series pursuant to the agreement with the adviser. Operating expenses for the Fidelity VIP III Growth Opportunities Portfolio reflect the effects of expense reduction arrangements with third parties which occurred during the year ended December 31, 1997. Operating expenses for the Fidelity VIP Equity-Income Portfolio reflect the effects of expense reduction arrangements with third parties which occurred during the year ended December 31, 1997. The results for the Fidelity Index 500 Portfolio reflect the effects of expense reimbursement of certain fund expenses which occurred during the year ended December 31, 1997. In the absence of these arrangements, operating expenses of the various funds, and the average investment adviser fees and expenses used in the following illustrations would have been higher.

Taking account of the charges for mortality and expense risks in the Separate Account and the average investment advisory fee and operating expenses of the mutual funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.43%, 4.54% and 10.50%, respectively, based on GIAC's current charge for mortality and expense risks, and -1.72%, 4.22% and 10.17%, respectively, based on GIAC's guaranteed maximum charge for mortality and expense risks. See "Net Investment Factor."


The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Separate Account since no charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, Net Cash Surrender Values and Policy Account Values illustrated. See "GIAC's Taxes."

The fourth column of each table shows the amount which would accumulate if an amount equal to the annual Policy Premium was invested to earn interest, after taxes, of 5% per year, compounded annually. There can be no assurance that a prospective policyowner would be able to earn this return. During the Guaranteed Premium Period, the annual Policy Premium is $2,532.50 for the preferred plus policy

--------------------------------------------------------------------------------
illustrated and $3,045 for the preferred policy illustrated.

GIAC will furnish upon request an illustration reflecting the proposed insured's Age, sex, premium class and the Face Amount or Basic Scheduled Premium requested, but a premium-based illustration must reflect GIAC's current minimum Face Amount requirement for Park Avenue Life -- which is $100,000.

These illustrations will refer to "net outlay" as the cash flow into or out of the policy. It is equal to the sum of all Policy Premiums and accrued loan interest paid in cash and reduced by the proceeds of any policy loan or partial withdrawal received in cash.


From time to time, advertisements or sales literature for Park Avenue Life may quote historical performance data of one or more of the underlying funds, and may include cash surrender values and death benefit figures computed using the same methodology as that used in the following illustrations, but with average annual total return of the underlying funds for which performance data is shown in the advertisement or sales literature replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables, and examples. Any such information is intended to show the policy's investment experience based on the historical experience of the underlying funds and is not intended to represent what may happen in the future.

GIAC began to offer Park Avenue Life on December 10, 1997. As such the policies may not have been available when the funds commenced their operations. However, illustrations may be based on the actual investment experience of the funds since their respective inception dates (See "Investment Performance of the Funds"). The result for any period prior to the policies' being offered would be calculated as if the policies had been offered during that period of time, with all charges assumed to be those applicable to the policies. Thus the illustrations will reflect deductions for each fund's expenses, as well as the Separate Account's charge for mortality and expense risks, and the charges deducted from premiums, Monthly Deductions, and any transaction deductions associated with the policy in question.


--------------------------------------------------------------------------------

               Male Issue Age 40, Preferred Plus Underwriting Risk

                              $250,000 Face Amount

                             Death Benefit Option 1

        These values reflect CURRENT cost of insurance and other charges

                                       Assuming Current                 Assuming Current                Assuming Current
                        Premiums  Charges and 0% Gross Return      Charges and 6% Gross Return    Charges and 12% Gross Return
                                 -----------------------------    -----------------------------    -----------------------------
                       Accumulated            Net                              Net                              Net
End of    Age             at 5%   Policy     Cash      Net        Policy      Cash       Net        Policy     Cash       Net
Policy Beginning  Net   Interest  Account  Surrender   Death      Account   Surrender   Death       Account  Surrender   Death
Year    of Year Outlay  Per Year   Value     Value    Benefit      Value      Value    Benefit       Value     Value    Benefit
----    ------  ------   -------  -------   -------   -------     -------    -------   -------      -------   -------   -------
  1       40    2,533     2,659    1,681         0    250,000      1,800         0     250,000        1,920         0   250,000
  2       41    2,533     5,451    3,323         0    250,000      3,667         0     250,000        4,027       140   250,000
  3       42    2,533     8,383    4,926     1,393    250,000      5,604     2,070     250,000        6,339     2,806   250,000
  4       43    2,533    11,461    6,558     3,378    250,000      7,681     4,501     250,000        8,951     5,771   250,000
  5       44    2,533    14,693    8,140     5,313    250,000      9,828     7,001     250,000       11,811     8,984   250,000
  6       45    2,533    18,087    9,677     7,204    250,000     12,049     9,575     250,000       14,950    12,477   250,000
  7       46    2,533    21,651   11,144     9,024    250,000     14,323    12,203     250,000       18,373    16,253   250,000
  8       47    2,533    25,392   12,536    10,769    250,000     16,649    14,882     250,000       22,106    20,339   250,000
  9       48    2,533    29,321   13,873    12,459    250,000     19,045    17,632     250,000       26,200    24,787   250,000
 10       49    2,533    33,446   15,160    14,100    250,000     21,524    20,464     250,000       30,703    29,643   250,000
 15       54    2,533    57,380   20,437    20,437    250,000     34,850    34,850     250,000       60,691    60,691   250,000
 20       59    2,533    87,927   23,472    23,472    250,000     49,778    49,778     250,000      109,268   109,268   250,000
 25       64    2,533   126,912   23,797    23,797    250,000     66,448    66,448     250,000      189,008   189,008   321,689
 30       69    2,533   176,669   19,705    19,705    250,000     84,287    84,287     250,000      315,497   315,497   477,513

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS CHOSEN BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


THE RECALCULATED BASIC SCHEDULED PREMIUM (ROUNDED TO THE NEAREST DOLLAR) AT ATTAINED AGE 70 WOULD BE $16,660, ASSUMING THE 0% RETURN; $6,756, ASSUMING THE 6% RETURN; AND $2,533, ASSUMING THE 12% RETURN.


--------------------------------------------------------------------------------

               Male Issue Age 40, Preferred Plus Underwriting Risk

                              $250,000 Face Amount

                             Death Benefit Option 1

       These values reflect GUARANTEED cost of insurance and other charges

                                      Assuming Guaranteed              Assuming Guaranteed              Assuming Guaranteed
                        Premiums  Charges and 0% Gross Return      Charges and 6% Gross Return     Charges and 12% Gross Return
                                 -----------------------------    -----------------------------   -----------------------------
                       Accumulated            Net                              Net                              Net
End of    Age             at 5%   Policy     Cash      Net        Policy      Cash       Net        Policy     Cash       Net
Policy Beginning  Net   Interest  Account  Surrender   Death      Account   Surrender   Death       Account  Surrender   Death
Year    of Year Outlay  Per Year   Value     Value    Benefit      Value      Value    Benefit       Value     Value    Benefit
----    ------  ------   ------   -------   -------   -------     -------    -------   -------      -------   -------   -------
  1       40     2,533    2,659     1,675         0   250,000       1,794         0    250,000        1,914         0   250,000
  2       41     2,533    5,451     3,077         0   250,000       3,413         0    250,000        3,763         0   250,000
  3       42     2,533    8,383     4,415       882   250,000       5,059     1,526    250,000        5,760     2,226   250,000
  4       43     2,533   11,461     5,708     2,528   250,000       6,753     3,573    250,000        7,938     4,758   250,000
  5       44     2,533   14,693     6,930     4,104   250,000       8,470     5,644    250,000       10,291     7,464   250,000
  6       45     2,533   18,087     8,075     5,602   250,000      10,204     7,730    250,000       12,827    10,354   250,000
  7       46     2,533   21,651     9,141     7,021   250,000      11,952     9,832    250,000       15,565    13,445   250,000
  8       47     2,533   25,392    10,123     8,357   250,000      13,712    11,945    250,000       18,522    16,756   250,000
  9       48     2,533   29,321    11,019     9,606   250,000      15,477    14,064    250,000       21,717    20,304   250,000
 10       49     2,533   33,446    11,821    10,761   250,000      17,243    16,183    250,000       25,169    24,109   250,000
 15       54     2,533   57,380    14,522    14,522   250,000      26,176    26,176    250,000       47,580    47,580   250,000
 20       59     2,533   87,927    13,200    13,200   250,000      33,402    33,402    250,000       81,163    81,163   250,000
 25       64     2,533  126,912     4,783     4,783   250,000      35,397    35,397    250,000      132,668   132,668   250,000
 30       69     2,533  176,669   -16,580         0   250,000      24,986    24,986    250,000      213,129   213,129   322,575

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS CHOSEN BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


THE RECALCULATED BASIC SCHEDULED PREMIUM AT ATTAINED AGE 70 WOULD BE $17,888, ASSUMING THE 0% RETURN; $15,863, ASSUMING THE 6% RETURN; AND $2,533 ASSUMING THE 12% RETURN.


--------------------------------------------------------------------------------

               Male Issue Age 40, Preferred Plus Underwriting Risk

                              $250,000 Face Amount

                             Death Benefit Option 2

        These values reflect CURRENT cost of insurance and other charges

                                       Assuming Current                 Assuming Current                Assuming Current
                        Premiums  Charges and 0% Gross Return      Charges and 6% Gross Return    Charges and 12% Gross Return
                                 -----------------------------    -----------------------------    -----------------------------
                       Accumulated            Net                              Net                              Net
End of    Age             at 5%   Policy     Cash      Net        Policy      Cash       Net        Policy     Cash       Net
Policy Beginning  Net   Interest  Account  Surrender   Death      Account   Surrender   Death       Account  Surrender   Death
Year    of Year Outlay  Per Year   Value     Value    Benefit      Value      Value    Benefit       Value     Value    Benefit
----    ------  ------   -------  -------   -------   -------     -------    -------   -------      -------   -------   -------
  1       40     2,533     2,659    1,681         0   250,000       1,800          0    250,000       1,920         0   250,000
  2       41     2,533     5,451    3,323         0   250,000       3,667          0    250,000       4,027       140   250,000
  3       42     2,533     8,383    4,926     1,393   250,000       5,604      2,070    250,000       6,339     2,806   250,000
  4       43     2,533    11,461    6,558     3,378   250,000       7,681      4,501    250,000       8,951     5,771   250,000
  5       44     2,533    14,693    8,140     5,313   250,000       9,828      7,001    250,000      11,811     8,984   250,000
  6       45     2,533    18,087    9,677     7,204   250,000      12,049      9,575    250,000      14,950    12,476   250,000
  7       46     2,533    21,651   11,144     9,024   250,000      14,323     12,203    250,000      18,371    16,251   250,000
  8       47     2,533    25,392   12,536    10,769   250,000      16,649     14,882    250,000      22,099    20,332   251,079
  9       48     2,533    29,321   13,873    12,459   250,000      19,045     17,632    250,000      26,185    24,771   252,407
 10       49     2,533    33,446   15,160    14,100   250,000      21,524     20,464    250,000      30,673    29,613   254,018
 15       54     2,533    57,380   20,437    20,437   250,000      34,850     34,850    250,000      60,358    60,358   267,728
 20       59     2,533    87,927   23,472    23,472   250,000      49,778     49,778    250,000     107,498   107,498   295,841
 25       64     2,533   126,912   23,797    23,797   250,000      66,448     66,448    250,000     183,292   183,292   348,752
 30       69     2,533   176,669   19,705    19,705   250,000      84,287     84,287    250,000     305,474   305,474   462,341

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS CHOSEN BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


THE RECALCULATED BASIC SCHEDULED PREMIUM (ROUNDED TO THE NEAREST DOLLAR) AT ATTAINED AGE 70 WOULD BE $16,660, ASSUMING THE 0% RETURN; $6,756, ASSUMING THE 6% RETURN; AND $2,533, ASSUMING THE 12% RETURN.


--------------------------------------------------------------------------------

               Male Issue Age 40, Preferred Plus Underwriting Risk


                              $250,000 Face Amount

                             Death Benefit Option 2

       These values reflect GUARANTEED cost of insurance and other charges

                                      Assuming Guaranteed              Assuming Guaranteed              Assuming Guaranteed
                        Premiums  Charges and 0% Gross Return      Charges and 6% Gross Return     Charges and 12% Gross Return
                                 -----------------------------    -----------------------------   -----------------------------
                       Accumulated            Net                              Net                              Net
End of    Age             at 5%   Policy     Cash      Net        Policy      Cash       Net        Policy     Cash       Net
Policy Beginning  Net   Interest  Account  Surrender   Death      Account   Surrender   Death       Account  Surrender   Death
Year    of Year Outlay  Per Year   Value     Value    Benefit      Value      Value    Benefit       Value     Value    Benefit
----    ------  ------   ------   -------   -------   -------     -------    -------   -------      -------   -------   -------
  1       40     2,533     2,659    1,675         0   250,000       1,794         0    250,000        1,914         0   250,000
  2       41     2,533     5,451    3,077         0   250,000       3,413         0    250,000        3,763         0   250,000
  3       42     2,533     8,383    4,415       882   250,000       5,059     1,526    250,000        5,760     2,226   250,000
  4       43     2,533    11,461    5,708     2,528   250,000       6,753     3,573    250,000        7,938     4,758   250,000
  5       44     2,533    14,693    6,930     4,104   250,000       8,470     5,644    250,000       10,291     7,464   250,000
  6       45     2,533    18,087    8,075     5,602   250,000      10,204     7,730    250,000       12,827    10,354   250,000
  7       46     2,533    21,651    9,141     7,021   250,000      11,952     9,832    250,000       15,565    13,445   250,000
  8       47     2,533    25,392   10,123     8,357   250,000      13,712    11,945    250,000       18,522    16,756   250,000
  9       48     2,533    29,321   11,019     9,606   250,000      15,477    14,064    250,000       21,717    20,304   250,000
 10       49     2,533    33,446   11,821    10,761   250,000      17,243    16,183    250,000       25,169    24,109   250,000
 15       54     2,533    57,380   14,522    14,522   250,000      26,176    26,176    250,000       47,488    47,488   254,858
 20       59     2,533    87,927   13,200    13,200   250,000      33,402    33,402    250,000       80,252    80,252   268,594
 25       64     2,533   126,912    4,783     4,783   250,000      35,397    35,397    250,000      127,887   127,887   293,347
 30       69     2,533   176,669  -16,580         0   250,000      24,986    24,986    250,000      197,558   197,558   335,695

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS CHOSEN BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


THE RECALCULATED BASIC SCHEDULED PREMIUM (ROUNDED TO THE NEAREST DOLLAR) AT ATTAINED AGE 70 WOULD BE $17,888, ASSUMING THE 0% RETURN; $15,863, ASSUMING THE 6% RETURN; AND $2,533, ASSUMING THE 12% RETURN.


--------------------------------------------------------------------------------

                 Male Issue Age 40, Preferred Underwriting Risk


                              $250,000 Face Amount

                             Death Benefit Option 1

        These values reflect CURRENT cost of insurance and other charges

                                       Assuming Current                 Assuming Current                Assuming Current
                        Premiums  Charges and 0% Gross Return      Charges and 6% Gross Return    Charges and 12% Gross Return
                                 -----------------------------    -----------------------------    -----------------------------
                       Accumulated            Net                              Net                              Net
End of    Age             at 5%   Policy     Cash      Net        Policy      Cash       Net        Policy     Cash       Net
Policy Beginning  Net   Interest  Account  Surrender   Death      Account   Surrender   Death       Account  Surrender   Death
Year    of Year Outlay  Per Year   Value     Value    Benefit      Value      Value    Benefit       Value     Value    Benefit
----    ------  ------   -------  -------   -------   -------     -------    -------   -------      -------   -------   -------
  1       40     3,045     3,197    2,040         0   250,000       2,184         0    250,000        2,329         0   250,000
  2       41     3,045     6,554    4,016         0   250,000       4,433         0    250,000        4,867       373   250,000
  3       42     3,045    10,079    5,931     1,846   250,000       6,749     2,664    250,000        7,637     3,552   250,000
  4       43     3,045    13,781    7,857     4,180   250,000       9,211     5,534    250,000       10,742     7,065   250,000
  5       44     3,045    17,667    9,665     6,397   250,000      11,695     8,427    250,000       14,082    10,814   250,000
  6       45     3,045    21,747   11,379     8,519   250,000      14,223    11,363    250,000       17,706    14,847   250,000
  7       46     3,045    26,032   13,017    10,566   250,000      16,816    14,365    250,000       21,666    19,214   250,000
  8       47     3,045    30,531   14,582    12,539   250,000      19,480    17,437    250,000       25,998    23,956   250,000
  9       48     3,045    35,255   16,074    14,439   250,000      22,218    20,584    250,000       30,747    29,113   250,000
 10       49     3,045    40,215   17,500    16,274   250,000      25,042    23,816    250,000       35,966    34,740   250,000
 15       54     3,045    68,992   23,274    23,274   250,000      40,234    40,234    250,000       70,865    70,865   250,000
 20       59     3,045   105,720   25,509    25,509   250,000      56,414    56,414    250,000      127,211   127,211   250,000
 25       64     3,045   152,595   23,253    23,253   250,000      73,287    73,287    250,000      217,361   217,361   369,944
 30       69     3,045   212,422   14,984    14,984   250,000      90,684    90,684    250,000      357,583   357,583   541,210

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS CHOSEN BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


THE RECALCULATED BASIC SCHEDULED PREMIUM (ROUNDED TO THE NEAREST DOLLAR) AT ATTAINED AGE 70 WOULD BE $13,675, ASSUMING THE 0% RETURN; $7,334, ASSUMING THE 6% RETURN; AND $3,045, ASSUMING THE 12% RETURN.


--------------------------------------------------------------------------------

                 Male Issue Age 40, Preferred Underwriting Risk


                              $250,000 Face Amount

                             Death Benefit Option 1

       These values reflect GUARANTEED cost of insurance and other charges

                                      Assuming Guaranteed              Assuming Guaranteed              Assuming Guaranteed
                        Premiums  Charges and 0% Gross Return      Charges and 6% Gross Return     Charges and 12% Gross Return
                                 -----------------------------    -----------------------------   -----------------------------
                       Accumulated            Net                              Net                              Net
End of    Age             at 5%   Policy     Cash      Net        Policy      Cash       Net        Policy     Cash       Net
Policy Beginning  Net   Interest  Account  Surrender   Death      Account   Surrender   Death       Account  Surrender   Death
Year    of Year Outlay  Per Year   Value     Value    Benefit      Value      Value    Benefit       Value     Value    Benefit
----    ------  ------   ------   -------   -------   -------     -------    -------   -------      -------   -------   -------
  1       40     3,045     3,197    2,033         0   250,000       2,176         0    250,000        2,321         0   250,000
  2       41     3,045     6,554    3,897         0   250,000       4,308         0    250,000        4,736       243   250,000
  3       42     3,045    10,079    5,690     1,604   250,000       6,489     2,404    250,000        7,358     3,273   250,000
  4       43     3,045    13,781    7,432     3,755   250,000       8,744     5,067    250,000       10,228     6,552   250,000
  5       44     3,045    17,667    9,097     5,828   250,000      11,047     7,779    250,000       13,345    10,077   250,000
  6       45     3,045    21,747   10,678     7,819   250,000      13,394    10,534    250,000       16,727    13,868   250,000
  7       46     3,045    26,032   12,176     9,725   250,000      15,785    13,334    250,000       20,402    17,951   250,000
  8       47     3,045    30,531   13,586    11,543   250,000      18,218    16,175    250,000       24,396    22,353   250,000
  9       48     3,045    35,255   14,904    13,270   250,000      20,690    19,055    250,000       28,740    27,106   250,000
 10       49     3,045    40,215   16,125    14,899   250,000      23,196    21,970    250,000       33,466    32,240   250,000
 15       54     3,045    68,992   20,925    20,925   250,000      36,509    36,509    250,000       64,772    64,772   250,000
 20       59     3,045   105,720   21,752    21,752   250,000      49,596    49,596    250,000      113,843   113,843   250,000
 25       64     3,045   152,595   15,703    15,703   250,000      59,854    59,854    250,000      190,831   190,831   324,791
 30       69     3,045   212,422   -2,889         0   250,000      62,279    62,279    250,000      304,030   304,030   460,157

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS CHOSEN BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


THE RECALCULATED BASIC SCHEDULED PREMIUM (ROUNDED TO THE NEAREST DOLLAR) AT ATTAINED AGE 70 WOULD BE $13,675, ASSUMING THE 0% RETURN; $11,581, ASSUMING THE 6% RETURN; AND $3,045, ASSUMING THE 12% RETURN.


--------------------------------------------------------------------------------

                 Male Issue Age 40, Preferred Underwriting Risk


                              $250,000 Face Amount

                             Death Benefit Option 2

        These values reflect CURRENT cost of insurance and other charges

                                       Assuming Current                 Assuming Current                Assuming Current
                        Premiums  Charges and 0% Gross Return      Charges and 6% Gross Return    Charges and 12% Gross Return
                                 -----------------------------    -----------------------------    -----------------------------
                       Accumulated            Net                              Net                              Net
End of    Age             at 5%   Policy     Cash      Net        Policy      Cash       Net        Policy     Cash       Net
Policy Beginning  Net   Interest  Account  Surrender   Death      Account   Surrender   Death       Account  Surrender   Death
Year    of Year Outlay  Per Year   Value     Value    Benefit      Value      Value    Benefit       Value     Value    Benefit
----    ------  ------   -------  -------   -------   -------     -------    -------   -------      -------   -------   -------
  1       40     3,045     3,197    2,040         0   250,000       2,184         0    250,000        2,329         0   250,000
  2       41     3,045     6,554    4,016         0   250,000       4,432         0    250,000        4,866       372   250,000
  3       42     3,045    10,079    5,931     1,845   250,000       6,748     2,663    250,000        7,636     3,550   250,000
  4       43     3,045    13,781    7,857     4,180   250,000       9,211     5,534    250,000       10,740     7,063   250,000
  5       44     3,045    17,667    9,665     6,397   250,000      11,694     8,426    250,000       14,077    10,809   250,000
  6       45     3,045    21,747   11,379     8,519   250,000      14,222    11,362    250,000       17,697    14,837   250,304
  7       46     3,045    26,032   13,017    10,566   250,000      16,816    14,364    250,000       21,647    19,196   251,377
  8       47     3,045    30,531   14,581    12,539   250,000      19,479    17,436    250,000       25,964    23,922   252,712
  9       48     3,045    35,255   16,073    14,439   250,000      22,217    20,583    250,000       30,690    29,055   254,347
 10       49     3,045    40,215   17,500    16,274   250,000      25,041    23,815    250,000       35,873    34,647   256,313
 15       54     3,045    68,992   23,274    23,274   250,000      40,233    40,233    250,000       70,181    70,181   272,756
 20       59     3,045   105,720   25,509    25,509   250,000      56,413    56,413    250,000      123,817   123,817   305,927
 25       64     3,045   152,595   23,253    23,253   250,000      73,285    73,285    250,000      208,950   208,950   367,483
 30       69     3,045   212,422   14,984    14,984   250,000      90,681    90,681    250,000      344,328   344,328   521,148

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS CHOSEN BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


THE RECALCULATED BASIC SCHEDULED PREMIUM (ROUNDED TO THE NEAREST DOLLAR) AT ATTAINED AGE 70 WOULD BE $13,675, ASSUMING THE 0% RETURN; $7,334, ASSUMING THE 6% RETURN; AND $3,045, ASSUMING THE 12% RETURN.


--------------------------------------------------------------------------------

                 Male Issue Age 40, Preferred Underwriting Risk


                              $250,000 Face Amount

                             Death Benefit Option 2

       These values reflect GUARANTEED cost of insurance and other charges

                                      Assuming Guaranteed              Assuming Guaranteed              Assuming Guaranteed
                        Premiums  Charges and 0% Gross Return      Charges and 6% Gross Return     Charges and 12% Gross Return
                                 -----------------------------    -----------------------------   -----------------------------
                       Accumulated            Net                              Net                              Net
End of    Age             at 5%   Policy     Cash      Net        Policy      Cash       Net        Policy     Cash       Net
Policy Beginning  Net   Interest  Account  Surrender   Death      Account   Surrender   Death       Account  Surrender   Death
Year    of Year Outlay  Per Year   Value     Value    Benefit      Value      Value    Benefit       Value     Value    Benefit
----    ------  ------   ------   -------   -------   -------     -------    -------   -------      -------   -------   -------
  1       40     3,045     3,197    2,032         0   250,000       2,176         0    250,000        2,320         0   250,000
  2       41     3,045     6,554    3,896         0   250,000       4,307         0    250,000        4,736       242   250,000
  3       42     3,045    10,079    5,690     1,604   250,000       6,489     2,403    250,000        7,357     3,272   250,000
  4       43     3,045    13,781    7,431     3,754   250,000       8,743     5,066    250,000       10,227     6,550   250,000
  5       44     3,045    17,667    9,096     5,828   250,000      11,046     7,778    250,000       13,342    10,074   250,000
  6       45     3,045    21,747   10,678     7,818   250,000      13,393    10,534    250,000       16,722    13,862   250,000
  7       46     3,045    26,032   12,176     9,725   250,000      15,784    13,333    250,000       20,391    17,940   250,121
  8       47     3,045    30,531   13,586    11,543   250,000      18,217    16,174    250,000       24,376    22,333   251,123
  9       48     3,045    35,255   14,904    13,270   250,000      20,689    19,055    250,000       28,703    27,069   252,361
 10       49     3,045    40,215   16,124    14,899   250,000      23,195    21,970    250,000       33,403    32,178   253,843
 15       54     3,045    68,992   20,924    20,924   250,000      36,508    36,508    250,000       64,252    64,252   266,827
 20       59     3,045   105,720   21,752    21,752   250,000      49,595    49,595    250,000      111,101   111,101   293,211
 25       64     3,045   152,595   15,703    15,703   250,000      59,853    59,853    250,000      181,912   181,912   340,445
 30       69     3,045   212,422   -2,890         0   250,000      62,276    62,276    250,000      289,172   289,172   437,669

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS CHOSEN BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


THE RECALCULATED BASIC SCHEDULED PREMIUM (ROUNDED TO THE NEAREST DOLLAR) AT ATTAINED AGE 70 WOULD BE $13,675, ASSUMING THE 0% RETURN; $11,581, ASSUMING THE 6% RETURN; AND $3,045, ASSUMING THE 12% RETURN.

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                                   APPENDIX B


                             LONG TERM MARKET TRENDS

This Appendix provides information about the historical returns on different types of securities. This information is intended to help to provide a perspective on the potential risks and rewards of investing in selected types of securities over different periods of time. Together with an assessment of a policyowner's financial goals, risk tolerance, time horizon and personal expectations about investment performance, this information may be used to guide allocation and transfer decisions. However, none of the historical returns provided here are directly related to the performance of the Variable Investment Options under a policy, and none of the mutual funds offered through the Separate Account are managed to match the performance of unmanaged indices or groups of securities. Most importantly, past performance does not assure future results.


The source for the historical returns presented here is Stocks, Bonds, Bills and Inflation (SBBI) 1998 YearbookTM, Ibbotson Associates, Chicago (Annually updates work by Roger G. Ibbotson and Rex A. Sinquefield.) Used with permission. All rights reserved. Ibbotson classifies securities as Large Company Stocks, Small Company Stocks, Long-term Corporate Bonds, Long-term Government Bonds, Intermediate-term Government Bonds and U.S. Treasury Bills. Inflation, as measured by the Consumer Price Index for All Urban Consumers (CPI-U), is shown for comparative purposes.

The returns reported by SBBI assume that dividends, capital gains and interest are reinvested over time. The SBBI data do not reflect the effects of charges associated with a Park Avenue Series Life Insurance policy. That information is discussed under the prospectus heading "Deductions and Charges." It is imporant to remember that although the policy's charges will reduce a policyowner's returns, they permit GIAC to provide the benefits to policyowners and beneficiaries.


AVERAGE ANNUAL HISTORICAL RETURNS FOR CERTAIN TYPES OF SECURITIES

The following data indicate that, historically, the long-term investment performance of common stocks has been positive and generally superior to that of other types of securities.


                     Annual Returns By Ibbotson Asset Class*
                                  1926 to 1997

      [THE FOLLOWING WAS PRESENTED AS A BAR GRAPH IN THE PRINTED MATERIAL]

                                                  Average
                                              Annual Returns
               Ibbotson Asset Classes*           1926-1997
               --------------------           -------------
            A  Large Company Stocks                11.0%
            B  Small Company Stocks                12.7%
            C  Long-Term Corporate Bonds           5.7%
            D  Long-Term Government Bonds          5.2%
            E  Intermediate-Term Government Bonds  5.3%
            F  US Treasury Bills                   3.8%
            G  Inflation                           3.1%

However, common stocks have also been subject to more dramatic changes in value from year to year than other types of securities. The following bar chart shows the ranges from highest to lowest of specific annual returns for each Ibbotson Asset Class during the years 1926 through 1997. The accompanying table identifies the returns for the best and worst years for each Ibbotson Asset Class over the same span of time.

                    Range of Returns By Ibbotson Asset Class
                       One Year Holding Periods 1926-1997


      [THE FOLLOWING WAS PRESENTED AS A BAR GRAPH IN THE PRINTED MATERIAL]

                                     One Year Returns
   Ibbotson Asset Classes*    Maximum Value    Minimum Value
   ----------------------    --------------   --------------
A  Large Company Stocks       53.99% (1933)  -43.34% (1931)
B  Small Company Stocks      142.87% (1933)  -58.01% (1937)
C  Long-Term Corporate Bonds  42.56% (1982)   -8.09% (1969)
D  Long-Term Government
   Bonds                      40.36% (1982)   -9.18% (1967)
E  Intermediate-Term
   Government Bonds           29.10% (1982)   -5.14% (1994)
F  US Treasury Bills          14.71% (1981)   -0.02% (1938)
G  Inflation                  18.16% (1946)  -10.30% (1932)

--------------------------------------------------------------------------------

In 46 of the 72 one year holding periods charted by Ibbotson Associates for the period 1926 through 1997, common stocks provided the highest returns of all Asset Classes. Conversely, common stocks also experienced the highest number of one year periods when losses occurred; 21 out of 72 periods for Small Company Stocks and 20 out of 72 periods for Large Company Stocks.


A) Large Company Stock returns -- Represented by the Standard and Poor's 500 Stock Composite Index (S&P500).

B) Small Company Stock returns -- Represented by the fifth capitalization quintile of stocks on the New York Stock Exchange for 1926-1981 and the performance of the Dimensional Fund Advisors (DFA) Small Company Fund thereafter.

C) Long-term Corporate Bond returns --Represented by the Salomon Brothers long-term , high grade corporate bond total return index.

D) Long-term Government Bond returns -- Measured using a one-bond portfolio with maturity near 20 years.

E) Intermediate-term Government Bond returns -- Measured using a one-bond portfolio with a maturity near 5 years.

F) U.S. Treasury Bill returns -- Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

LENGTHENING THE HOLDING PERIOD TO REDUCE THE IMPACT OF SHORT-TERM VOLATILITY


The following bar chart shows the ranges from highest to lowest of the average annual returns for each Ibbotson Asset Class during the 63 overlapping 10-year periods within the years 1926 through 1997 (i.e., 1926-1935, 1927-1936 and so on through 1987-1997). The accompanying table identifies the returns for the best and worst 10-year periods for each Ibbotson Asset Class within the years 1926 through 1997.

                                Range of Returns
                             By Ibbotson Asset Class
                     63 Overlapping Ten Year Holding Periods
                                    1926-1997


      [THE FOLLOWING WAS PRESENTED AS A BAR GRAPH IN THE PRINTED MATERIAL]

                             Ten Year Average   Annual Returns
   Ibbotson Asset Classes     Maximum Value     Minimum Value
   ----------------------     --------------    --------------
A  Large Company Stocks      20.06% (1949-58)  -0.89% (1929-38)
B  Small Company Stocks      30.38% (1975-84)  -5.70% (1929-38)
C  Long-Term Corporate Bonds 16.32% (1982-91)   0.98% (1947-56)
D  Long-Term Government
   Bonds                     15.56% (1982-91)  -0.07% (1950-59)
E  Intermediate-Term
   Government Bonds          13.13% (1982-91)   1.25% (1947-56)
F  US  Treasury Bills        9.17% (1978-87)    0.15% (1933-42)*
G  Inflation                 8.67% (1973-82)   -2.57% (1926-35)

                                                                * Also (1934-43)


In 53 of the 63 10-year holding periods charted by Ibbotson Associates, common stocks provided the highest returns of all Asset Classes, but also experienced the highest number of 10-year periods when losses occurred; 2 out of 62 periods for each of Small Company Stocks and Large Company Stocks. However, compared to the results for one-year periods, volatility was reduced as the holding period lengthened.

When the holding period is lengthened to twenty years (see next page), common stocks provided the highest returns of all Asset Classes in all 53 of the overlapping 20 year periods within the years 1926 through 1997, and volatility was reduced even further. Moreover, none of the Ibbotson Asset Classes realized negative returns during the 53 periods.


--------------------------------------------------------------------------------

                                Range of Returns
                             By Ibbotson Asset Class
                   53 Overlapping Twenty Year Holding Periods
                                    1926-1997


      [THE FOLLOWING WAS PRESENTED AS A BAR GRAPH IN THE PRINTED MATERIAL]

                            Twenty Year Average  Annual Returns
   Ibbotson Asset Classes      Maximum Value     Minimum Value
   ----------------------      --------------    --------------
A  Large Company Stocks       16.86% (1942-61)   3.11% (1929-48)
B  Small Company Stocks       21.13% (1942-61)   5.74% (1929-48)
C  Long-Term Corporate Bonds  10.58% (1976-95)   1.34% (1950-69)
D  Long-Term Government
   Bonds                      10.45% (1976-95)   0.69% (1950-69)
E  Intermediate-Term
   Government Bonds            9.85% (1974-93)   1.58% (1940-59)
F  US Treasury Bills           7.72% (1972-91)   0.42% (1931-50)
G  Inflation                   6.36% (1966-85)   0.07% (1926-45)

Overall, the SBBI data show that, historically, the longer that a portfolio of common stocks was held, the more likely it became that results would be positive and superior to those for the other Asset Classes. The data also show that when the holding period was shorter, the chance of loss was more likely for all Asset Classes, but particularly for common stocks. These trends indicate that it may be advantageous for a policyowner who hopes to achieve long-term positive returns within a Park Avenue Life policy to keep the policy in force, and select Variable Investment Options which are consistent with future goals.

STOCKS AND BONDS VERSUS INFLATION


The SBBI data also show that common stock returns have outpaced inflation in each of the 53 overlapping 20-year periods within the years 1926 through 1997. While the returns on the three Asset Classes of bonds demonstrated less volatility over time, they have not always kept pace with inflation. The following graphs depict these comparisons.


                  Comparison: Stocks and Bonds Versus Inflation
                           For Ibbotson Asset Classes

                               [BAR GRAPH OMITTED]

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--------------------------------------------------------------------------------


                                   APPENDIX C
                             USES OF LIFE INSURANCE


The following are examples of ways in which the policy can be used to address certain financial objectives, bearing in mind that variable life insurance is not a short-term investment and that its primary purpose is to provide benefits upon the death of the insured.

Family Income Protection

Life insurance may be purchased on the lives of a family's income earners to provide a death benefit to cover final expenses, and continue the current income to the family. The amount of insurance purchase should be an amount which will provide a death benefit that when invested outside the policy at a reasonable interest rate, will generate enough money to replace the insured's income.

Estate Protection

Life insurance may be purchased by a trust on the life of a person whose estate will incur federal estate taxes upon his or her death. The amount of insurance purchased should equal the amount of the estimated estate tax liability. Upon the insured's death, the trustee could make the death proceeds available to the estate for the payment of estate taxes.

Education Funding

Life insurance may be purchased on the life of the parent(s) or primary person funding an education. The amount of insurance purchased should equal the total education cost projected at a reasonable inflation rate.

In the event of the insured's death, the guaranteed death benefit is available to help pay the education costs. If the insured lives through the education years, the cash value accumulations may be accessed to help offset the remaining education costs. Any policy loans or partial withdrawals will reduce the policy's death benefit and may have tax consequences.

Mortgage Protection

Life insurance may be purchased on the life of the person(s) responsible for making mortgage payments. The amount of insurance purchased should equal the mortgage amount. In the event of the insured's death, the guaranteed death benefit can be used to offset the remaining mortgage balance.

During the insured's lifetime, the cash value accumulations may be accessed late in the mortgage term to help make the remaining mortgage payments. Any policy loans or partial withdrawals will reduce the policy's death benefit and may have tax consequences.

Key Person Protection

Life insurance may be purchased by a business on the life of a key person in an amount equal to a key person's value, considering salary, benefits, and contribution to business profits. Upon the key person's death, the business can use the death benefit to ease the interruption of business operations and/or to provide a replacement fund for hiring a new executive.

Business Continuation Protection

Life insurance may be purchased on the life of each business owner in an amount equal to the value of each owner's business interest. In the event of death, the guaranteed death benefit may provide the funds needed to carry out the purchase of the deceased's business interest by the business, or surviving owners, from the deceased owner's heirs.

Retirement Income

Life insurance may be purchased on the life of a family income earner during his or her working life. If the insured lives to retirement, the cash value accumulations may be accessed to provide retirement payments. In the event of the insured's death, the proceeds may be used to provide retirement income to his or her spouse. Any policy loans or partial withdrawals will reduce the policy's death benefit and may have tax consequences.

Deferred Compensation Plans

Life insurance may be purchased to fund a Deferred Compensation Plan, or Selective Incentive Plan, for key employees. A Deferred Compensation Plan, or Selective Incentive Plan, is a written agreement between an employer and an executive. The employer makes an unsecured promise to make future benefit payments to a key executive if the executive meets certain stated requirements.

Under this type of plan, a company purchases a cash value life insurance policy insuring an executive's life to (1) informally fund the promised benefits and
(2) recover its plan costs at the death of the executive. The policy cash values may be used to help pay the promised benefits to the executive. In the event that the executive dies prior to retirement, the policy death benefits can be used to fund survivor benefits.

Split Dollar Plans

Life insurance may be purchased by an employer on the life of an employee under a Split Dollar Plan. In a Split Dollar Plan, the employer advances the executive the premium on a life insurance policy. Both the employer

--------------------------------------------------------------------------------
and the executive share the cash value and death benefit under the policy. Generally, the employer has rights to the cash value and death benefit equal to its advances. The balance of the cash value and death benefit belong to the executive.

The executive receives an economic benefit for which he or she must contribute into the plan or pay income tax. The economic benefit is equal to the term value of the death benefit assuming taxation under IRS Revenue Rulings and IRC Section
72. Different results are possible if these or other code sections are applied or amended.

Executive Bonus Plans

Life Insurance may be purchased by an employee with funds provided by his or her employer for that purpose. An Executive Bonus plan involves an employer providing an executive with additional compensation to enable the executive to pay premiums on a life insurance policy. The bonus is tax deductible by the employer and received as taxable income by the executive.

                                     * * * *

Because the policy provides a death benefit and cash surrender value, the policy can be used for various individual and business planning purposes. Purchasing the policy in part for such purposes entails certain risks, particularly if the policy's cash surrender value, as opposed to its death benefit, will be the principal policy feature used for such planning purposes. If Policy Premiums are not paid, the investment performance of the Variable Investment Options to which Policy Account Value is allocated is poorer than anticipated, or insufficient cash surrender value is maintained, then the policy may lapse or may not accumulate sufficient values to fund the purpose for which the policy was purchased. Because the policy is designed to provide benefits on a long-term basis, before purchasing a policy for a specialized purpose, a purchaser should consider whether the long-term nature of the policy is consistent with the purpose for which it is being considered. (See "Tax Effects.")

Policyowners are urged to consult competent tax advisors about the possible tax consequences of pre-death distributions from any life insurance policy, including Park Avenue Life.

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--------------------------------------------------------------------------------


                                   APPENDIX D


                          ADDITIONAL BENEFITS BY RIDER

Additional benefits are available by riders to the policy. Riders are issued subject to GIAC's standards for classifying risks. GIAC charges premiums for additional benefit riders. These premium amounts are included in the Policy Premium charged to a Park Avenue Life policyowner, but rider premiums are not allocated to the Variable Investment Options or Fixed-Rate Option under the policy. The benefits provided by the riders are fully described in the riders and summarized here.


      Waiver of Premium -- This rider provides for the waiver of Policy Premiums while the insured is totally disabled.

      Accidental Death Benefit -- This rider provides additional insurance coverage if the insured's death results from accidental bodily injury.

      Guaranteed Purchase Option -- This rider provides the policyowner the right to purchase additional insurance policies on the insured's life without evidence of insurability on the Policy Anniversaries nearest certain birthdays of the insured (the "Option Dates") or within specified time periods of qualifying life events ("Alternate Option Dates") provided
      (i) all Policy Premiums are paid to the applicable Option Date or Alternate Option Date, (ii) written application and evidence of insurability satisfactory to the issuer and the first premium for the new policy are received as set forth in the rider, (iii) if applicable, satisfactory evidence of the qualifying life event accompanies the application.

      Simplified Insurability Option -- This rider allows the policyowner to purchase additional policies on certain Policy Anniversaries ("Option Dates") provided: (i) all Policy Premiums are paid to the applicable Option Date, (ii) written application and evidence of insurability satisfactory to the issuer are received as set forth in the rider, and
      (iii) Policy Premiums are not being waived under a waiver of premium rider.

      Adjustable Renewable Term (ART) Insurance -- This rider provides term insurance for one year periods.


By adding an ART rider to a Park Avenue Life policy, a policyowner can increase the insurance coverage provided by the entire contract. Generally, term insurance is intended to fill a temporary insurance need, and permanent (whole life) insurance is intended to fill long-term insurance needs. Term insurance is generally more economical for short periods, while permanent insurance is generally more economical over longer periods. If a policyowner has a short-term need for more insurance protection, it may be in his or her interest to supplement a Park Avenue Life policy with an ART rider. When the need abates, the rider can be terminated without triggering surrender charges, which are imposed when the policy's coverage is reduced during the first 12 policy years. See "Reducing the Face Amount" and "Deductions and Charges."

GIAC may from time to time discontinue the availability of one or more of these riders, or make other riders available. GIAC agents can provide information about the current availablity of particular riders.

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                                   APPENDIX E

         VARIABLE WHOLE LIFE INSURANCE WITH MODIFIED SCHEDULED PREMIUMS

                  FIRST YEAR SURRENDER CHARGE RATES PER $1,000

                     Male                            Female                           Unisex
        -----------------------------    -----------------------------    -----------------------------
        Preferred                        Preferred                        Preferred
  Age     Plus    Preferred  Standard      Plus     Preferred Standard      Plus    Preferred  Standard
  ---   --------- ---------  --------    ---------  --------- --------    --------- ---------  --------
   0                6.46                             5.48                             6.27
   1                6.30                             5.37                             6.13
   2                6.39                             5.44                             6.20
   3                6.49                             5.51                             6.30
   4                6.60                             5.58                             6.39
   5                6.70                             5.67                             6.49
   6                6.83                             5.76                             6.62
   7                6.95                             5.85                             6.74
   8                7.11                             5.95                             6.88
   9                7.25                             6.06                             7.02
  10                7.42                             6.16                             7.16
  11                7.58                             6.28                             7.33
  12                7.75                             6.39                             7.49
  13                7.95                             6.53                             7.67
  14                8.12                             6.65                             7.82
  15                8.30                             6.77                             8.00
  16                8.45                             6.91                             8.16
  17                8.63                             7.05                             8.31
  18                8.79                             7.19                             8.47
  19                8.96                             7.35                             8.65
  20     8.09       7.94     10.17         7.25      7.15      8.12         7.92      7.77       9.71
  21     8.26       8.10     10.43         7.40      7.29      8.42         8.07      7.93       9.95
  22     8.43       8.28     10.69         7.57      7.45      8.73         8.25      8.10      10.21
  23     8.62       8.50     10.99         7.74      7.63      9.05         8.42      8.38      10.50
  24     8.80       8.82     11.31         7.91      7.81      9.40         8.62      8.71      10.80
  25     9.02       9.17     11.64         8.10      8.11      9.77         8.83      9.05      11.12
  26     9.33       9.63     12.20         8.38      8.52     10.33         9.12      9.51      11.77
  27     9.65      10.13     12.80         8.67      8.94     10.93         9.44     10.00      12.46
  28    10.05      10.69     13.48         9.03      9.43     11.61         9.82     10.56      13.24
  29    10.42      11.25     14.27         9.36      9.92     12.29        10.18     11.11      14.02
  30    10.86      11.90     15.17         9.75     10.48     13.08        10.62     11.75      14.92
  31    11.27      12.53     16.09        10.11     11.02     13.86        11.02     12.36      15.83
  32    11.77      13.25     17.12        10.62     11.64     14.75        11.55     13.07      16.84
  33    12.25      13.97     18.16        11.17     12.25     15.64        12.14     13.78      17.86
  34    12.88      14.73     19.29        11.73     12.90     16.59        12.76     14.51      18.97
  35    13.59      15.58     20.55        12.40     13.62     17.66        13.47     15.37      20.21
  36    14.20      16.31     21.51        12.94     14.22     18.48        14.07     16.09      21.15
  37    14.85      17.07     22.56        13.49     14.84     19.33        14.70     16.82      22.18
  38    15.52      17.87     23.67        14.09     15.51     20.23        15.36     17.60      23.26
  39    16.22      18.71     24.85        14.70     16.19     21.18        16.06     18.44      24.41
  40    16.96      19.61     26.11        15.37     16.93     22.17        16.79     19.30      25.64
  41    17.74      20.54     27.47        16.05     17.71     23.22        17.57     20.23      26.96
  42    18.58      21.54     28.89        16.78     18.52     24.31        18.39     21.21      28.33
  43    19.45      22.60     30.40        17.54     19.38     25.43        19.26     22.24      29.80
  44    20.39      23.72     32.03        18.34     20.28     26.62        20.17     23.34      31.35
  45    21.39      24.89     33.73        19.19     21.19     27.88        21.16     24.46      33.01
  46    22.57      26.20     35.91        20.07     22.25     29.43        22.30     25.75      35.11
  47    23.81      27.59     38.22        21.01     23.36     31.07        23.51     27.11      37.32
  48    25.14      29.08     40.68        21.98     24.54     32.80        24.76     28.56      39.68

--------------------------------------------------------------------------------

         Variable Whole Life Insurance with Modified Scheduled Premiums

                  First Year Surrender Charge Rates per $1,000

                     Male                            Female                           Unisex
        -----------------------------    -----------------------------    -----------------------------
        Preferred                        Preferred                        Preferred
  Age     Plus    Preferred  Standard      Plus     Preferred Standard      Plus    Preferred  Standard
  ---   --------- ---------  --------    ---------  --------- --------    --------- ---------  --------
  49     26.54     30.67       43.27       23.02      25.80     34.65       26.10     30.09     42.15
  50     28.02     32.36       45.98       24.10      27.14     36.57       27.56     31.73     44.76
  51     29.60     34.14       48.85       25.25      28.54     38.61       29.07     33.48     47.13
  52     31.25     36.03       51.65       26.46      30.05     40.10       30.66     35.33     49.02
  53     33.00     38.02       53.87       27.74      31.63     41.55       32.33     37.27     51.03
  54     34.84     40.14       56.20       29.07      33.31     43.06       34.09     39.31     53.15
  55     36.79     42.35       58.66       30.48      35.04     44.66       35.97     41.49     55.40
  56     38.24     44.62       58.69       31.63      36.36     46.36       37.34     43.60     57.77
  57     39.74     47.01       58.65       32.83      37.74     48.17       38.83     45.81     58.68
  58     41.33     49.53       58.62       34.07      39.18     50.11       40.36     48.17     58.65
  59     42.99     52.19       58.60       35.40      40.69     52.18       42.01     50.65     58.60
  60     44.79     55.01       58.53       36.78      42.25     54.39       43.72     53.29     58.56
  61     46.67     58.02       58.51       38.22      43.92     56.78       45.55     56.05     58.57
  62     48.66     58.76       58.44       39.77      45.66     58.75       47.48     58.81     58.52
  63     50.78     58.73       58.43       41.38      47.51     58.74       49.51     58.79     58.48
  64     53.02     58.69       58.39       43.13      49.46     58.72       51.72     58.76     58.44
  65     56.58     58.68       58.33       44.94      51.57     58.67       54.05     58.71     58.39
  66     58.77     58.62       58.29       47.48      54.42     58.67       57.78     58.66     58.37
  67     58.70     58.60       56.94       50.21      57.52     58.62       58.75     58.63     58.32
  68     58.63     58.59       56.17       53.13      58.85     58.61       58.69     58.59     58.29
  69     58.57     58.50       56.13       56.24      58.81     58.56       58.64     58.59     58.24
  70     58.46     58.42       56.02       58.87      58.78     58.56       58.58     58.54     56.95
  71     58.41     58.36       55.94       58.80      58.76     58.53       58.51     58.44     56.09
  72     58.29     58.26       55.84       58.75      58.72     58.47       58.45     58.38     56.01
  73     58.26     58.19       55.73       58.68      58.64     58.45       58.37     58.31     55.99
  74     58.14     58.11       55.65       58.62      58.59     56.44       58.30     58.20     55.96
  75     58.10     58.08       55.63       58.56      58.48     56.36       58.19     58.15     55.86
  76     58.07     57.97       55.56       58.47      58.46     56.30       58.11     58.06     55.77
  77     57.91     57.95       55.49       58.39      58.39     56.18       58.05     58.01     55.77
  78     57.88     57.87       55.47       58.30      58.27     56.12       58.07     57.97     55.67
  79     57.86     57.80       55.46       58.33      58.29     56.18       57.93     57.89     55.67
  80     57.90     57.81       55.49       58.31      58.16     56.05       57.93     57.97     55.69

--------------------------------------------------------------------------------

[LOGO] The Guardian(R)
       The Guardian Insurance & Annuity Company, Inc.
       201 Park Avenue South
       New York, NY 10003

Executive Offices:
201 Park Avenue South
New York, NY 10003

Customer Service Office:
201 Park Avenue South
Specialty Life - 215B
New York, NY 10003
1-800-935-4128

Distributed by:

Guardian Investor Services Corporation(R)

Pub. 2867                                   (5/98)

                                    BULK RATE
                                U.S. POSTAGE PAID
                                 PERMIT NO. 657
                                   SUMMIT, NJ

[LOGO] PARK AVENUE SERIES
       INSURANCE o INVESTMENTS o CHOICES

                                     PART II

                           UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                        UNDERTAKING PURSUANT TO RULE 484

     Under Article VIII of GIAC's By-Laws, as supplemented by Section 3.2 of GIAC's Certificate of Incorporation, any past or present director or officer of GIAC (including persons who serve at GIAC's request or for its benefit as directors or officers of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise [hereinafter referred to as a "Covered Person"]) is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by such Covered Person in connection with any action, suit or proceeding to which such Covered Person may be a party or otherwise involved by reason of being or having been a Covered Person. However, this provision does not protect a Covered Person against any liability to either GIAC or its stockholder to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office. This provision does protect a director of GIAC against any liability to GIAC or its stockholder for monetary damages or for breach of fiduciary duty as a director of GIAC, except for liability (i) for any breach of the director's duty of loyalty to GIAC or its stockholder, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                      REPRESENTATION PURSUANT TO SECTION 26

GIAC hereby presents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GIAC.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The facing sheet.

     Cross-reference to items required by Form N-8B-2.

     The undertaking to file reports.

     The undertaking pursuant to Rule 484.

     The representation pursuant to Section 26 of The Investment Company Act of 1940.

     The signatures.

     Written consents of the following persons:
     Richard T. Potter, Jr., Esq.
     Charles G. Fisher
     Price Waterhouse LLP

----------

     The following exhibits:

     1.A   (1)       Resolution of the Board of Directors of The Guardian
                     Insurance & Annuity Company, Inc. establishing The
                     Guardian Separate Account K.*
           (2)       Not Applicable.
           (3)(a), (b)


           and (c)   Distribution Agreements.


           (4)       Not Applicable.
           (5) Specimen of the Variable Whole Life Insurance Policy with Modified Scheduled Premiums.**
           (6)(a) Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc.*
           (6)(b)    By-laws of The Guardian Insurance & Annuity Company, Inc.
           (7)       Not Applicable.*
           (8) Amended and Restated Agreement for Services and Reimbursement Therefor between The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc.*
           (9)       Not Applicable.
           (10) Form of Application for the Variable Whole Life Policy with Modified Scheduled Premiums.*
           (11)(a) Memorandum on the Policy's Issuance, Transfer and Redemption Procedures and on the Method of Computing Cash Adjustments upon Exchange of the Policy.*

     2.    See Exhibit 1.A(5).


     3. (a)Opinion of Richard T. Potter, Jr., Esq.***


     3. (b)Consent of Richard T. Potter, Jr., Esq.
     4.    None.
     5.    Not Applicable.
     6.    Opinion and Consent of Charles G. Fisher, F.S.A.
     7.    Consent of Price Waterhouse LLP
     8. Powers of Attorney executed by a majority of the Board of Directors and certain principal officers of The Guardian Insurance & Annuity Company, Inc.*
    27.    Financial Data Schedules
----------
* Incorporated by reference to the Registration Statement on Form S-6 filed by the Registrant on July 25, 1997 (Registration No. 333-32101).


** Incorporated by reference to the Pre-Effective Amendment No. 1 on Form S-6 filed by the Registrant on November 26, 1997 (Registration No. 333-32101).

*** Incorporated by reference to Pre-Effective Amendment No. 2 on Form S-6 filed by the Registrant on December 6, 1997 (Registration No. 333-32101).

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, The Guardian Separate Account K, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 24th day of April, 1998.



                                  THE GUARDIAN SEPARATE ACCOUNT K
                                        (Name of Registrant)


                                  THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                                               (Name of Depositor)



                                  By:    s/ John M. Smith
                                     -------------------------------------
                                                  JOHN M. SMITH
                                             EXECUTIVE VICE PRESIDENT


     Attest:   /s/ Sheri L. Kocen
            ---------------------------------
                SHERI L. KOCEN
                COUNSEL

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following directors and principal officers of The Guardian Insurance & Annuity Company, Inc. in the capacities and on the date indicated.


       s/ Joseph D. Sargent*          President, Chief Executive Officer
-----------------------------------   and Director
         Joseph D. Sargent
   (Principal Executive Officer)

        s/ Frank J. Jones*            Executive Vice President, Chief Investment
-----------------------------------   Officer and Director
          Frank J. Jones
   (Principal Financial Officer)

        s/ Edward K. Kane*            Executive Vice President,
-----------------------------------   and Director
          Edward K. Kane

         s/ Frank L. Pepe             Vice President and Controller
-----------------------------------
           Frank L. Pepe
  (Principal Accounting Officer)

         s/ John M. Smith             Executive Vice President and Director
-----------------------------------
          John M. Smith

       s/ Philip H. Dutter*           Director
-----------------------------------
         Philip H. Dutter

       s/ Arthur V. Ferrara*          Director
-----------------------------------
         Arthur V. Ferrara

          s/ Leo R. Futia*            Director
-----------------------------------
           Leo R. Futia

      s/ Peter L. Hutchings*          Director
-----------------------------------
        Peter L. Hutchings

       s/ William C. Warren*          Director
-----------------------------------
         William C. Warren


*By:     s/ John M. Smith                                   Date: April 24, 1997
      ---------------------------------
               John M. Smith
          Executive Vice President
        Pursuant to Power of Attorney

                         THE GUARDIAN SEPARATE ACCOUNT K

                                  EXHIBIT INDEX

Exhibit
Number                       Description                                   Page*


1.A(3)(a), (b), (c) Distribution Agreements.


3. (b)            Consent of Richard T. Potter, Jr., Esq.
6.                Opinion and Consent of Charles G. Fisher, F.S.A.
7.                Consent of Price Waterhouse LLP
27.               Financial Data Schedule